       As filed with Securities and Exchange Commission on April 26, 2012


                                                      Registration No. 033-88082

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM S-6


                         POST-EFFECTIVE AMENDMENT NO. 24
                         TO REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933


                                   ----------

                   New England Variable Life Separate Account
                              (Exact Name of Trust)
                       New England Life Insurance Company
                               (Name of Depositor)
                               501 Boylston Street
                           Boston, Massachusetts 02116
              (Address of depositor's principal executive offices)

                                   ----------

                             Marie C. Swift, Esquire
                           Vice President and Counsel
                       New England Life Insurance Company
                               501 Boylston Street
                           Boston, Massachusetts 02116
                     (Name and address of agent for service)


                                   Copies to:
                            Stephen E. Roth, Esquire
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                             Washington, D.C. 20004


                                   ----------

It is proposed that this filing will become effective (check appropriate box)

[ ]  immediately upon filing pursuant to paragraph (b)


[X]  on April 30, 2012 pursuant to paragraph (b)


[ ]  60 days after filing pursuant to paragraph (a)(1)

[ ]  on (date) pursuant to paragraph (a)(1) of Rule 485

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: Units of Interest in Flexible Premium Adjustable Variable Life Insurance Policies.

================================================================================

This registration statement incorporates by reference the prospectuses and supplements dated May 1, 2011, May 1, 2010, May 1, 2009, April 28, 2008, April 30, 2007, May 1, 2006, May 1, 2005, May 1, 2004, September 18, 2003,
May 1, 2003, May 1, 2002, May 1, 2001, May 1, 2000, October 25, 1999 and
April 30, 1999 for the policies, each as filed in Post-Effective Amendment No. 23 filed on April 25, 2011, Post-Effective Amendment No. 22 filed on April 26, 2010, Post-Effective Amendment No. 21 filed on April 23, 2009, Post-Effective Amendment 20 filed on April 23, 2008, Post-Effective Amendment No. 19 filed on April 20, 2007, Post-Effective Amendment No. 18 filed on April 27, 2006, Post-Effective Amendment No. 17 filed on April 29, 2005, Post-Effective Amendment No. 16 filed on April 30, 2004, Post-Effective Amendment No. 15 filed on September 18, 2003, Post-Effective Amendment No. 14 filed on April 30, 2003, Post-Effective Amendment No. 13 filed on April 29, 2002, Post-Effective Amendment No. 12 filed on April 26, 2001, Post-Effective Amendment No. 8 filed on April 27, 2000, filing pursuant to Rule 497 on October 25, 1999, Post-Effective Amendment No. 6 filed on April 27, 1999, respectively, to the Registration Statement on Form S-6 (File No. 33-88082).

                               NEW ENGLAND LIFE
                               INSURANCE COMPANY

                             Zenith Flexible Life
                          Flexible Premium Adjustable
                       Variable Life Insurance Policies


                      Supplement Dated April 30, 2012 to

Prospectuses Dated April 30, 1999, October 25, 1999, May 1, 2000 and May 1, 2001

   This supplement updates, and to the extent inconsistent therewith, replaces certain information contained in the prospectuses dated April 30, 1999, October 25, 1999, May 1, 2000 and May 1, 2001, as periodically and annually supplemented. You should read and retain this supplement. We will send you an additional copy of the last full prospectus for your Policy as supplemented, without charge, on request. The Zenith Flexible Life Policies are no longer available for sale.

   New England Life Insurance Company ("NELICO") is a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"). MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. NELICO's Home Office is 501 Boylston Street, Boston, Massachusetts 02116.

   NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE POLICIES OR DETERMINED IF THIS SUPPLEMENT IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE THAT CONTAINS MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE ADDRESS OF THE SITE IS HTTP://WWW.SEC.GOV.

   THE ELIGIBLE FUND PROSPECTUSES MAY BE OBTAINED BY CALLING 1-800-388-4000.

   WE DO NOT GUARANTEE HOW ANY OF THE SUB-ACCOUNTS OR ELIGIBLE FUNDS WILL PERFORM. THE POLICIES AND THE ELIGIBLE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

   The Financial Industry Regulatory Authority ("FINRA") provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

                         INTRODUCTION TO THE POLICIES

RECEIPT OF COMMUNICATIONS AND PAYMENTS AT NELICO'S DESIGNATED OFFICE

   We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Designated Office before the close of regular trading on the New York Stock Exchange on that day (usually 4:00 p.m. Eastern Time). If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request by the close of regular trading on the New York Stock Exchange--even if due to our delay (such as a delay in answering your telephone call).

   The Designated Office for various Policy transactions is as follows:

      Premium Payments                      New England Financial
                                            P.O. Box 371499
                                            Pittsburgh, PA 15250-7499

      Payment Inquiries and Correspondence  New England Financial/MetLife
                                            P.O. Box 323
                                            Warwick, RI 02887-0323

      Beneficiary and Ownership Changes     New England Financial/MetLife
                                            P.O. Box 541
                                            Warwick, RI 02887-0541

      Surrenders, Loans, Withdrawals and    New England Financial/MetLife
      Sub-Account Transfers                 P.O. Box 543
                                            Warwick, RI 02887-0543

      Death Claims                          New England Financial/MetLife
                                            P.O. Box 353
                                            Warwick, RI 02887-0353

      Sub-Account Transfers by Telephone    (800) 200-2214

      All Other Telephone Transactions and  (800) 388-4000
      Inquiries

   You may request an account transfer or reallocation of future premiums by written request (which may be telecopied) to our Designated Office, by telephoning us, or over the Internet (subject to our restrictions on "market timing" transfers). To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at (800) 200-2214. To request a transfer or reallocation over the Internet, you may log on to our website at www.nef.com. We use reasonable procedures to confirm that instructions communicated by telephone, facsimile or Internet are genuine. Any telephone, facsimile or Internet instructions that we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. However, because telephone and Internet transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone or Internet instructions, or that you have authorized any such person to act for you.

   Telephone, facsimile, and computer systems (including the Internet) may not always be available. Any telephone, facsimile, or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Designated Office.

   If you send your premiums or transaction requests to an address other than the one we have designated for receipt of such premiums or requests, we may return the premium to you, or there may be a delay in applying the premium or transaction to your Policy.

                             CHARGES AND EXPENSES

   The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge and Deferred Sales Charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the mortality and expense risk charge and the cost of insurance charge, to help cover those expenses. We can profit from certain Policy charges, including the cost of insurance charge.

   MORTALITY AND EXPENSE RISK CHARGE. We deduct a charge for the mortality and expense risks that we assume. We are currently waiving 0.08% of the Mortality and Expense Risk Charge for the Sub-account investing in the BlackRock Large Cap Core Portfolio and an amount equal to the Eligible Fund expenses that are in excess of 0.88% for the Sub-account investing in the MFS Research International Portfolio.

   CHARGES DEDUCTED FROM THE ELIGIBLE FUNDS. The following charges are deducted from the Eligible Fund assets:

    --Daily charges against the Eligible Fund portfolios for investment advisory services and fund operating expenses.


   The following table describes the annual operating expenses for each Eligible Fund for the year ended December 31, 2011, before and after any applicable contractual fee waivers and expense reimbursements. Certain Eligible Funds may impose a redemption fee in the future.


ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)




                                                                                                    CONTRACTUAL
                                                        DISTRIBUTION           ACQUIRED    TOTAL    FEE WAIVER   NET TOTAL
                                                           AND/OR              FUND FEES  ANNUAL      AND/OR      ANNUAL
                                            MANAGEMENT SERVICE(12B-1)  OTHER      AND    OPERATING    EXPENSE    OPERATING
ELIGIBLE FUND                                  FEE          FEES      EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT EXPENSES
-------------                               ---------- -------------- -------- --------- --------- ------------- ---------
AMERICAN FUNDS INSURANCE SERIES(R) --
 CLASS 2
American Funds Bond Fund...................   0.36%        0.25%       0.02%        --     0.63%          --       0.63%
American Funds Global Small Capitalization
 Fund......................................   0.70%        0.25%       0.04%        --     0.99%          --       0.99%
American Funds Growth Fund.................   0.32%        0.25%       0.02%        --     0.59%          --       0.59%
American Funds Growth-Income Fund..........   0.27%        0.25%       0.01%        --     0.53%          --       0.53%
FIDELITY(R) VARIABLE INSURANCE PRODUCTS --
 INITIAL CLASS
Equity-Income Portfolio....................   0.46%           --       0.10%        --     0.56%          --       0.56%
MET INVESTORS SERIES TRUST -- CLASS A
BlackRock Large Cap Core Portfolio.........   0.59%           --       0.05%     0.01%     0.65%       0.01%       0.64%
Clarion Global Real Estate Portfolio.......   0.61%           --       0.06%        --     0.67%          --       0.67%
Harris Oakmark International Portfolio.....   0.77%           --       0.08%        --     0.85%       0.02%       0.83%
Invesco Small Cap Growth Portfolio.........   0.85%           --       0.03%        --     0.88%       0.02%       0.86%
Janus Forty Portfolio......................   0.63%           --       0.03%        --     0.66%       0.01%       0.65%
Lazard Mid Cap Portfolio...................   0.69%           --       0.06%        --     0.75%          --       0.75%
Legg Mason ClearBridge Aggressive Growth
 Portfolio.................................   0.62%           --       0.03%        --     0.65%          --       0.65%
Lord Abbett Bond Debenture Portfolio.......   0.50%           --       0.04%        --     0.54%          --       0.54%
Lord Abbett Mid Cap Value Portfolio........   0.67%           --       0.06%        --     0.73%       0.02%       0.71%
MetLife Aggressive Strategy Portfolio......   0.09%           --       0.01%     0.75%     0.85%       0.00%       0.85%
MFS(R) Research International Portfolio....   0.68%           --       0.09%        --     0.77%       0.06%       0.71%
Morgan Stanley Mid Cap Growth Portfolio....   0.65%           --       0.07%        --     0.72%       0.01%       0.71%

                                                                                                       CONTRACTUAL
                                                           DISTRIBUTION           ACQUIRED    TOTAL    FEE WAIVER   NET TOTAL
                                                              AND/OR              FUND FEES  ANNUAL      AND/OR      ANNUAL
                                               MANAGEMENT SERVICE(12B-1)  OTHER      AND    OPERATING    EXPENSE    OPERATING
ELIGIBLE FUND                                     FEE          FEES      EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT EXPENSES
-------------                                  ---------- -------------- -------- --------- --------- ------------- ---------
PIMCO Inflation Protected Bond Portfolio......   0.47%          --        0.04%        --     0.51%          --       0.51%
PIMCO Total Return Portfolio..................   0.48%          --        0.03%        --     0.51%          --       0.51%
RCM Technology Portfolio......................   0.88%          --        0.07%        --     0.95%          --       0.95%
SSgA Growth and Income ETF Portfolio..........   0.31%          --        0.01%     0.21%     0.53%          --       0.53%
SSgA Growth ETF Portfolio.....................   0.32%          --        0.03%     0.24%     0.59%          --       0.59%
T. Rowe Price Mid Cap Growth Portfolio........   0.75%          --        0.03%        --     0.78%          --       0.78%
METROPOLITAN SERIES FUND -- CLASS A
Baillie Gifford International Stock Portfolio.   0.83%          --        0.12%        --     0.95%       0.10%       0.85%
Barclays Capital Aggregate Bond Index
 Portfolio....................................   0.25%          --        0.03%        --     0.28%       0.01%       0.27%
BlackRock Aggressive Growth Portfolio.........   0.73%          --        0.04%        --     0.77%          --       0.77%
BlackRock Bond Income Portfolio...............   0.34%          --        0.03%        --     0.37%       0.01%       0.36%
BlackRock Diversified Portfolio...............   0.46%          --        0.05%        --     0.51%          --       0.51%
BlackRock Large Cap Value Portfolio...........   0.63%          --        0.03%        --     0.66%       0.03%       0.63%
BlackRock Legacy Large Cap Growth
 Portfolio....................................   0.71%          --        0.02%        --     0.73%       0.01%       0.72%
BlackRock Money Market Portfolio..............   0.33%          --        0.02%        --     0.35%       0.01%       0.34%
Davis Venture Value Portfolio.................   0.70%          --        0.03%        --     0.73%       0.05%       0.68%
FI Value Leaders Portfolio....................   0.67%          --        0.07%        --     0.74%          --       0.74%
Jennison Growth Portfolio.....................   0.62%          --        0.02%        --     0.64%       0.07%       0.57%
Loomis Sayles Small Cap Core Portfolio........   0.90%          --        0.06%     0.09%     1.05%       0.08%       0.97%
Loomis Sayles Small Cap Growth
 Portfolio....................................   0.90%          --        0.06%        --     0.96%       0.08%       0.88%
Met/Artisan Mid Cap Value Portfolio...........   0.81%          --        0.03%        --     0.84%          --       0.84%
MetLife Conservative Allocation Portfolio.....   0.09%          --        0.02%     0.53%     0.64%       0.01%       0.63%
MetLife Conservative to Moderate Allocation
 Portfolio....................................   0.07%          --        0.01%     0.58%     0.66%       0.00%       0.66%
MetLife Mid Cap Stock Index Portfolio.........   0.25%          --        0.05%     0.02%     0.32%       0.00%       0.32%
MetLife Moderate Allocation Portfolio.........   0.06%          --           --     0.64%     0.70%       0.00%       0.70%
MetLife Moderate to Aggressive Allocation
 Portfolio....................................   0.06%          --        0.01%     0.69%     0.76%       0.00%       0.76%
MetLife Stock Index Portfolio.................   0.25%          --        0.02%        --     0.27%       0.01%       0.26%
MFS(R) Total Return Portfolio.................   0.54%          --        0.05%        --     0.59%          --       0.59%
MFS(R) Value Portfolio........................   0.70%          --        0.03%        --     0.73%       0.13%       0.60%
MSCI EAFE(R) Index Portfolio..................   0.30%          --        0.11%     0.01%     0.42%       0.00%       0.42%
Neuberger Berman Genesis Portfolio............   0.82%          --        0.04%        --     0.86%       0.01%       0.85%
Oppenheimer Global Equity Portfolio...........   0.52%          --        0.10%        --     0.62%          --       0.62%
Russell 2000(R) Index Portfolio...............   0.25%          --        0.06%     0.08%     0.39%       0.00%       0.39%
T. Rowe Price Large Cap Growth Portfolio......   0.60%          --        0.04%        --     0.64%       0.01%       0.63%
T. Rowe Price Small Cap Growth Portfolio......   0.49%          --        0.06%        --     0.55%          --       0.55%
Western Asset Management Strategic Bond
 Opportunities Portfolio......................   0.61%          --        0.06%        --     0.67%       0.04%       0.63%
Western Asset Management U.S.
 Government Portfolio.........................   0.47%          --        0.02%        --     0.49%       0.01%       0.48%
Zenith Equity Portfolio.......................      --          --        0.02%     0.67%     0.69%          --       0.69%

   The Net Total Annual Operating Expenses shown in the table reflect contractual arrangements currently in effect under which the investment advisers of certain Eligible Funds have agreed to waive fees and/or pay expenses of the Eligible Funds until at least April 30, 2013. In the table, "0.00%" in the Contractual Fee Waiver and/or Expense Reimbursement column indicates that there is a contractual arrangement in effect for that Eligible Fund, but the expenses of the Eligible Fund are below the level that would trigger the waiver or reimbursement. The Net Total Annual Operating Expenses shown do not reflect voluntary waiver or expense reimbursement arrangements or arrangements that terminate prior to April 30, 2013. The Eligible Funds provided the information on their expenses, and we have not independently verified the information.

   Certain Eligible Funds that have "Acquired Fund Fees and Expenses" are "fund of funds." Each "fund of funds" invests substantially all of its assets in other portfolios. Because the Eligible Fund invests in other underlying portfolios, the Eligible Fund will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. See the Eligible Fund prospectus for more information.

   FIDELITY VARIABLE INSURANCE PRODUCTS AND THE AMERICAN FUNDS INSURANCE SERIES(R) ARE NOT AFFILIATED WITH NELICO.


CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE ELIGIBLE FUNDS

   An investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of an Eligible Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Policies and, in the Company's role as an intermediary, with respect to the Eligible Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Eligible Fund assets. Policy Owners, through their indirect investment in the Eligible Funds, bear the costs of these advisory fees (see the Eligible Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Eligible Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

   Additionally, an investment adviser or subadviser of an Eligible Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliate) with increased access to persons involved in the distribution of the Policies.

   We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment adviser MetLife Advisers, LLC, which is formed as a "limited liability company". Our ownership interests in MetLife Advisers, LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Eligible Funds. We will benefit accordingly from assets allocated to the Eligible Funds to the extent they result in profits to the adviser. (See "Fee Table--Eligible Funds Fees and Expenses" for information on the management fees paid by the Eligible Funds and the Statement of Additional Information for the Eligible Funds for information on the management fees paid by the adviser to the subadvisers.)

   Certain Eligible Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. An Eligible Fund's 12b-1 Plan, if any, is described in more detail in the Eligible Fund's prospectus. (See "Fee Table--Eligible Fund Fees and Expenses" and "Distribution of the Policies.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under an Eligible Fund's 12b-1 Plan decrease the Eligible Fund's investment return.

                             THE VARIABLE ACCOUNT

INVESTMENTS OF THE VARIABLE ACCOUNT


   Each Sub-Account of the Variable Account invests in a corresponding Eligible Fund. Each Eligible Fund is part of an open-end management investment company, more commonly known as a mutual fund, that serves as an investment vehicle for variable life insurance and variable annuity separate accounts of various insurance companies. The mutual funds that offer the Eligible Funds are the Metropolitan Series Fund, the Met Investors Series Trust, the Variable Insurance Products Fund and the American Funds Insurance Series. Each of these mutual funds has an investment adviser responsible for overall management of the fund. Some investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for the Eligible Funds.


   The adviser, sub-adviser and investment objective of each Eligible Fund are as follows:


AMERICAN FUNDS INSURANCE SERIES(R)                                  ADVISER: CAPITAL RESEARCH AND MANAGEMENT COMPANY
ELIGIBLE FUND                                        SUB-ADVISER                       INVESTMENT OBJECTIVE
-------------                                         -----------                       --------------------
 American Funds Bond Fund                N/A                                   As high a level of current income as
                                                                               is consistent with the preservation
                                                                               of capital.
 American Funds Global Small             N/A                                   Long-term growth of capital.
   Capitalization Fund
 American Funds Growth Fund              N/A                                   Growth of capital.
 American Funds Growth-Income            N/A                                   Long-term growth of capital and
   Fund                                                                        income.

FIDELITY(R) VARIABLE INSURANCE PRODUCTS                              ADVISER: FIDELITY MANAGEMENT & RESEARCH COMPANY
ELIGIBLE FUND                                        SUB-ADVISER                       INVESTMENT OBJECTIVE
-------------                                         -----------                       --------------------
 Equity-Income Portfolio                 FMR Co., Inc.                         Reasonable income. The fund will
                                                                               also consider the potential for
                                                                               capital appreciation. The fund's goal
                                                                               is to achieve a yield which exceeds
                                                                               the composite yield on the
                                                                               securities comprising the S&P 500(R)
                                                                               Index.

MET INVESTORS SERIES TRUST                                                            ADVISER: METLIFE ADVISERS, LLC
ELIGIBLE FUND                                        SUB-ADVISER                       INVESTMENT OBJECTIVE
-------------                                         -----------                       --------------------
 BlackRock Large Cap Core Portfolio      BlackRock Advisors, LLC               Long-term capital growth.
 Clarion Global Real Estate Portfolio    CBRE Clarion Securities LLC           Total return through investment in
                                         (formerly ING Real Estate Securities  real estate securities, emphasizing
                                         LLC)                                  both capital appreciation and
                                                                               current income.
 Harris Oakmark International            Harris Associates L.P.                Long-term capital appreciation.
   Portfolio
 Invesco Small Cap Growth Portfolio      Invesco Advisers, Inc.                Long-term growth of capital.
 Janus Forty Portfolio                   Janus Capital Management LLC          Capital appreciation.
 Lazard Mid Cap Portfolio                Lazard Asset Management LLC           Long-term growth of capital.
 Legg Mason ClearBridge Aggressive       ClearBridge Advisors, LLC             Capital appreciation.
   Growth Portfolio
 Lord Abbett Bond Debenture              Lord, Abbett & Co. LLC                High current income and the
   Portfolio                                                                   opportunity for capital appreciation
                                                                               to produce a high total return.

ELIGIBLE FUND                                    SUB-ADVISER                      INVESTMENT OBJECTIVE
-------------                                    -----------                       --------------------
Lord Abbett Mid Cap Value Portfolio  Lord, Abbett & Co. LLC               Capital appreciation through
                                                                          investments, primarily in equity
                                                                          securities, which are believed to be
                                                                          undervalued in the marketplace.
MetLife Aggressive Strategy          N/A                                  Growth of capital.
  Portfolio
MFS(R) Research International        Massachusetts Financial Services     Capital appreciation.
  Portfolio                          Company
Morgan Stanley Mid Cap Growth        Morgan Stanley Investment            Capital appreciation.
  Portfolio                          Management Inc.
PIMCO Inflation Protected Bond       Pacific Investment Management        Maximum real return, consistent
  Portfolio                          Company LLC                          with preservation of capital and
                                                                          prudent investment management.
PIMCO Total Return Portfolio         Pacific Investment Management        Maximum total return, consistent
                                     Company LLC                          with the preservation of capital and
                                                                          prudent investment management.
RCM Technology Portfolio             RCM Capital Management LLC           Capital appreciation; no
                                                                          consideration is given to income.
SSgA Growth and Income ETF           SSgA Funds Management, Inc.          Growth of capital and income.
  Portfolio
SSgA Growth ETF Portfolio            SSgA Funds Management, Inc.          Growth of capital.
T. Rowe Price Mid Cap Growth         T. Rowe Price Associates, Inc.       Long-term growth of capital.
  Portfolio

METROPOLITAN SERIES FUND                                                         ADVISER: METLIFE ADVISERS, LLC
ELIGIBLE FUND                                    SUB-ADVISER                      INVESTMENT OBJECTIVE
-------------                                    -----------                       --------------------
Baillie Gifford International Stock  Baillie Gifford Overseas Limited/1/  Long-term growth of capital.
  Portfolio (formerly Artio
  International Stock Portfolio)
Barclays Capital Aggregate Bond      MetLife Investment Advisors          To track the performance of the
  Index Portfolio                    Company, LLC                         Barclays U.S. Aggregate Bond
                                                                          Index.
BlackRock Aggressive Growth          BlackRock Advisors, LLC              Maximum capital appreciation.
  Portfolio
BlackRock Bond Income Portfolio      BlackRock Advisors, LLC              A competitive total return primarily
                                                                          from investing in fixed-income
                                                                          securities.
BlackRock Diversified Portfolio      BlackRock Advisors, LLC              High total return while attempting to
                                                                          limit investment risk and preserve
                                                                          capital.
BlackRock Large Cap Value Portfolio  BlackRock Advisors, LLC              Long-term growth of capital.
BlackRock Legacy Large Cap           BlackRock Advisors, LLC              Long-term growth of capital.
  Growth Portfolio
BlackRock Money Market Portfolio/2/  BlackRock Advisors, LLC              A high level of current income
                                                                          consistent with preservation of
                                                                          capital.
Davis Venture Value Portfolio        Davis Selected Advisers, L.P./3/     Growth of capital.
FI Value Leaders Portfolio           Pyramis Global Advisors, LLC         Long-term growth of capital.
Jennison Growth Portfolio            Jennison Associates LLC              Long-term growth of capital.
Loomis Sayles Small Cap Core         Loomis, Sayles & Company, L.P.       Long-term capital growth from
  Portfolio                                                               investments in common stocks or
                                                                          other equity securities.

ELIGIBLE FUND                                    SUB-ADVISER                        INVESTMENT OBJECTIVE
-------------                                     -----------                       --------------------
Loomis Sayles Small Cap Growth       Loomis, Sayles & Company, L.P.        Long-term capital growth.
  Portfolio
Met/Artisan Mid Cap Value Portfolio  Artisan Partners Limited Partnership  Long-term capital growth.
MetLife Conservative Allocation      N/A                                   A high level of current income, with
  Portfolio                                                                growth of capital as a secondary
                                                                           objective.
MetLife Conservative to Moderate     N/A                                   A high total return in the form of
  Allocation Portfolio                                                     income and growth of capital, with a
                                                                           greater emphasis on income.
MetLife Mid Cap Stock Index          MetLife Investment Advisors           To track the performance of the
  Portfolio                          Company, LLC                          Standard & Poor's MidCap 400(R)
                                                                           Composite Stock Price Index.
MetLife Moderate Allocation          N/A                                   A balance between a high level of
  Portfolio                                                                current income and growth of
                                                                           capital, with a greater emphasis on
                                                                           growth of capital.
MetLife Moderate to Aggressive       N/A                                   Growth of capital.
  Allocation Portfolio
MetLife Stock Index Portfolio        MetLife Investment Advisors           To track the performance of the
                                     Company, LLC                          Standard & Poor's 500(R) Composite
                                                                           Stock Price Index.
MFS(R) Total Return Portfolio        Massachusetts Financial Services      Favorable total return through
                                     Company                               investment in a diversified portfolio.
MFS(R) Value Portfolio               Massachusetts Financial Services      Capital appreciation.
                                     Company
MSCI EAFE(R) Index Portfolio         MetLife Investment Advisors           To track the performance of the
  (formerly Morgan Stanley EAFE(R)   Company, LLC                          MSCI EAFE(R) Index.
  Index Portfolio)
Neuberger Berman Genesis             Neuberger Berman Management           High total return, consisting
  Portfolio                          LLC                                   principally of capital appreciation.
Oppenheimer Global Equity Portfolio  OppenheimerFunds, Inc.                Capital appreciation.
Russell 2000(R) Index Portfolio      MetLife Investment Advisors           To track the performance of the
                                     Company, LLC                          Russell 2000(R) Index.
T. Rowe Price Large Cap Growth       T. Rowe Price Associates, Inc.        Long-term growth of capital and,
  Portfolio                                                                secondarily, dividend income.
T. Rowe Price Small Cap Growth       T. Rowe Price Associates, Inc.        Long-term capital growth.
  Portfolio
Western Asset Management             Western Asset Management              To maximize total return consistent
  Strategic Bond Opportunities       Company                               with preservation of capital.
  Portfolio
Western Asset Management U.S.        Western Asset Management              To maximize total return consistent
  Government Portfolio               Company                               with preservation of capital and
                                                                           maintenance of liquidity.
Zenith Equity Portfolio/4/           N/A                                   Long-term capital appreciation.

----------

/1/Prior to February 1, 2012, Artio Global Management LLC was the sub-adviser to the Eligible Fund.

/2/An investment in the BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $100 per share, it is possible to lose money by investing in the Portfolio. During extended periods of low interest rates, the yields of the Sub-Account investing in the BlackRock Money Market Portfolio may become extremely low and possibly negative.

/3/Davis Selected Advisers, LP. may also delegate any of its responsibilities to Davis Selected Advisers--NY, Inc., a wholly-owned subsidiary.

/4/The Zenith Equity Portfolio is a fund of funds that invests equally in three
   Portfolios: the Fl Value Leaders Portfolio and the Jennison Growth Portfolio of the Metropolitan Series Fund, and the Pioneer Fund Portfolio of the Met Investors Series Trust. The sub-advisers to these Portfolios are Pyramis Global Advisors, LLC, Jennison Associates LLC and Pioneer Investment Management, Inc., respectively.


FOR MORE INFORMATION REGARDING THE ELIGIBLE FUNDS AND THEIR INVESTMENT ADVISERS AND SUB-ADVISERS, SEE THE ELIGIBLE FUND PROSPECTUSES AND THEIR STATEMENTS OF ADDITIONAL INFORMATION, WHICH YOU CAN OBTAIN BY CALLING 1-800-388-4000.

SUBSTITUTION OF INVESTMENTS

   If investment in the Eligible Funds or a particular Fund is no longer possible, in our judgment becomes inappropriate for the purposes of the Policies, or for any other reason in our sole discretion, we may substitute another Eligible Fund or Funds without your consent. The substituted fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premium payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission. Furthermore, we may make available or close sub-accounts to allocation of premium payments or cash value, or both, for some or all classes of Policies, at any time in our sole discretion.

SHARE CLASSES OF THE ELIGIBLE FUNDS


   The Eligible Funds offer various classes of shares, each of which has a different level of expenses. The prospectuses for the Eligible Funds may provide information for share classes that are not available through the Policy. When you consult the prospectus for any Eligible Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the Metropolitan Series Fund and the Met Investors Series Trust, we offer Class A shares only, for Fidelity Variable Insurance Products we offer Initial Class shares only, and for the American Funds Insurance Series we offer Class 2 shares only.


                             OTHER POLICY FEATURES



INCREASE IN FACE AMOUNT

   The Policy provides that, after the first Policy year, you may increase the face amount. Currently, we administer requests for increases in face amount by issuing a new policy with a face amount equal to the requested increase in face amount (an "Increase Policy"). Since we no longer issue the Policy, we will satisfy your request for a face increase by issuing to you a variable life insurance policy that we are offering at the time of your request. The terms and conditions that will apply to the variable life insurance policy issued as an Increase Policy will be described in the policy's prospectus. The minimum required face amount for an Increase Policy, subject to certain state law requirements, is $10,000. If we issue you an Increase Policy, you will have the right to examine the policy and may return it to us as provided in the Increase Policy's prospectus. For policies issued in New York, a face increase or Increase Policy is not available during the grace period.


TRANSFER OPTION

   The following paragraphs in this section have been modified:

   The Eligible Funds may have adopted their own policies and procedures with respect to market timing transactions in their respective shares, and we reserve the right to enforce these policies and procedures. For example, the Eligible Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Eligible Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Eligible Funds, we have entered into a written agreement, as required by SEC regulation, with each Eligible Fund or its principal underwriter that obligates us to provide to the Eligible Fund promptly upon request certain information about the trading activity of individual Owners, and to execute instructions from the Eligible Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent trading policies established by the Eligible Fund.

   In addition, Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Eligible Fund generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Eligible Funds in their ability to apply their market timing policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Eligible Funds (and thus Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Eligible Funds. If an Eligible Fund believes that an omnibus order reflects one or more transfer requests from Owners engaged in disruptive trading activity, the Eligible Fund may reject the entire omnibus order.

   In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Eligible Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing and disruptive trading activities (even if an entire omnibus order is rejected due to the market timing or disruptive trading activity of a single Owner). You should read the Eligible Fund prospectuses for more details.

                               THE FIXED ACCOUNT

POLICY TRANSACTIONS

   The following is added to this section:

   Although we are not currently limiting transfers from the Fixed Account to the greater of 25% of the Policy's cash value in the Fixed Account or the amount of cash value transferred from the Fixed Account in the preceding Policy Year, it is important to note that if we impose this limit, it could take a number of years to fully transfer a current balance from the Fixed Account to the Sub-Accounts of the Variable Account. You should keep this in mind when considering whether an allocation of cash value to the Fixed Account is consistent with your risk tolerance and time horizon.


                              TAX CONSIDERATIONS

INTRODUCTION


   The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. The summary does not address state, local or foreign tax issues related to the Policy. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.


   IRS Circular 230 Notice: The tax information contained herein is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. You should seek tax advice based on your particular circumstances from an independent tax adviser.

TAX STATUS OF THE POLICY

   In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we anticipate that the Policies will satisfy the applicable requirements. There is additional uncertainty however, with respect to Policies issued on a substandard risk or automatic issue basis and Policies with term riders added, and it is not clear whether such Policies will in all cases satisfy the applicable requirements. We may take appropriate steps to bring the Policy into compliance with applicable requirements, and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable on the death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.


   In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Variable Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Variable Account assets.

   In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through the Eligible Funds, will satisfy these diversification requirements. If Eligible Fund shares are sold directly to either non-qualified plans or to tax-qualified retirement plans that later lose their tax-qualified status, there may be adverse consequences under the diversification rules.

   The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS


   IN GENERAL--DEATH BENEFITS. The death benefit under a Policy should generally be excludible from the gross income of the beneficiary for Federal income tax purposes.

   In the case of employer-owned life insurance as defined in section 101(j) of the Code, the amount excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated or recently employed. There are also exceptions for Policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the Policy. These rules apply to Policies issued August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel.


   The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply.

   Federal, state and local transfer, and other tax consequences of ownership or receipt of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax adviser should be consulted on these circumstances.

   Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

   MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. Due to the Policy's flexibility with respect to premium payments and benefits, each Policy's circumstances will determine whether the Policy is a MEC. In general a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.


   If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.


   DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT
CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

      (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

      (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.


      (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary. The foregoing exceptions generally do not apply to corporate Policy Owners.


   If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

   DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED
ENDOWMENT CONTRACTS.   Distributions other than death benefits from a Policy
that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

   Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with Policy loans that are outstanding after the first 15 Policy years are less clear and a tax adviser should be consulted about such loans.

   Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

   INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

   POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. A loan may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

   MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by NELICO (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

   LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN
CORPORATIONS. Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner's country of citizenship or residence.

   WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.


   ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of the Federal estate tax if the Policy Owner was the insured, if the insured possessed incidents of ownership in the Policy at the time of death, or if the insured made a gift transfer of the Policy within three years of death. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death.


   Moreover, under certain circumstances, the Internal Revenue Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

   Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes.

   Under previous law, the estate tax applicable exclusion gradually rose to $3.5 million per person in 2009 and was repealed in 2010 with a modified carryover basis for heirs. The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 (the 2010 Act) has reinstated the estate and generation-skipping taxes through the end of 2012 with lower top rates and larger exemptions. The 2010 Act raises the applicable exclusion amount to $5,000,000. The top tax rate is set at 35%. A special irrevocable election was provided for estates of decedents who died in 2010. These estates may generally choose between the reinstated estate tax and the carryover basis rules which were in effect in 2010.


   It is not known if Congress will make the temporary changes of the 2010 Act permanent, enact permanent repeal of the estate and generation-skipping transfer taxes or otherwise modify the estate tax or generation-skipping transfer tax rules for years after 2012. Absent Congressional action, the law governing estate, gift and generation-skipping transfer taxes will revert on January 1, 2013 to the law that was in place on June 7, 2001.


   The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

   OTHER TAX CONSIDERATIONS. The tax consequences of continuing the Policy beyond the insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's 100th year.

   If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. Providing excessive life insurance coverage in a retirement plan will have adverse tax consequences. The inclusion of riders, such as waiver of premium riders, may also have adverse tax consequences. Therefore, it is important to discuss with your tax adviser the suitability of the Policy, including the suitability of coverage amounts and Policy riders, before any purchase by a retirement plan. Any proposed distribution or sale of a Policy by a retirement plan will also need to be discussed with a tax adviser. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not income taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

   Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from the Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

   Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. In the case of a business owned Policy, the provisions of section 101(j) of the Code may limit the amount of the death benefit excludable from gross income unless a specified exception applies and a notice and consent requirement is satisfied, as discussed above. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

   Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity's interest deduction under Internal Revenue Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of the Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of the Policy, or before a business (other than a sole proprietorship) is made a beneficiary of the Policy.


   GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your Policy is part of an equity split-dollar arrangement taxed under the economic benefit regime, there is a risk that some portion of the Policy cash value may be taxed prior to any Policy distribution. If your split-dollar plan provides deferred compensation, recently enacted rules governing deferred compensation arrangements may apply. Failure to adhere to these rules will result in adverse tax consequences. Consult a tax adviser.


   In addition, the Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

   Although the prohibition on loans generally took effect as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

   ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policyowner is subject to that tax.


   PUERTO RICO. We believe that Policies subject to Puerto Rican tax law will generally receive treatment similar, with certain modifications, to that described above. Among other differences, Policies governed by Puerto Rican tax law are not currently subject to the rules described above regarding Modified Endowment Contracts. You should consult your tax adviser with respect to Puerto Rican tax law governing the Policies. In Rev. Rul. 2004-75, 2004-31 IRB 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S. source income that is generally subject to United States Federal income tax.


   POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

   TAX CREDITS AND DEDUCTIONS. NELICO may be entitled to certain tax benefits related to the assets of the Variable Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Variable Account or to Policy Owners since NELICO is the owner of the assets from which the tax benefits are derived.

NELICO'S INCOME TAXES

   Under current Federal income tax law, NELICO is not taxed on the Variable Account's operations. Thus, currently we do not deduct a charge from the Variable Account for Federal income taxes. We reserve the right to charge the Variable Account for any future Federal income taxes we may incur.

   Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                                  MANAGEMENT

   The directors and executive officers of NELICO and their principal business experience:


                                          DIRECTORS OF NELICO
   NAME AND PRINCIPAL
    BUSINESS ADDRESS                               PRINCIPAL BUSINESS EXPERIENCE
    ------------------                             -----------------------------
Michael K. Farrell/(3)/.... Chairman of the Board, President and Chief Executive Officer of NELICO since
                              2009. Director of NELICO since 2004 and Executive Vice President of
                              Metropolitan Life Insurance Company since 2005.
Peter M. Carlson/(2)/...... Director, Executive Vice President and Chief Accounting Officer of NELICO
                              since 2009 and Executive Vice President and Chief Accounting Officer of
                              Metropolitan Life Insurance Company since 2009. Formerly Executive Vice
                              President and Corporate Controller of Wachovia Corporation 2006-2009.
Todd B. Katz/(7)/.......... Director of NELICO since 2009 and Executive Vice President of Metropolitan
                              Life Insurance Company since 2010. Formerly Senior Vice President of
                              Metropolitan Life Insurance Company 2005-2009.
Gene L. Lunman/(5)/........ Director of NELICO since 2006 and Senior Vice President of Metropolitan Life
                              Insurance Company since 2006.
Catherine M. Richmond/(7)/. Director of NELICO since 2009 and Senior Vice President of Metropolitan Life
                              Insurance Company since 2004.

                                      EXECUTIVE OFFICERS OF NELICO
                                          OTHER THAN DIRECTORS

NAME AND PRINCIPAL ADDRESS                         PRINCIPAL BUSINESS EXPERIENCE
--------------------------                         -----------------------------
Robin Lenna/(4)/........... Executive Vice President of NELICO since 2011 and Executive Vice President of Metropolitan Life Insurance Company since 2010. Formerly Senior Vice
                              President of Metropolitan Life Insurance Company 2004-2010.
Steven J. Brash/(2)/....... Senior Vice President and Tax Director of NELICO since 2011 and Senior Vice
                              President and Tax Director of Metropolitan Life Insurance Company since
                              2011. Formerly Vice President of NELICO 2007-2011 and Vice President
                              and Tax Director of Metropolitan Life Insurance Company 2009-2011 and
                              Vice President 1987-2009.
William D. Cammarata/(6)/.. Senior Vice President of NELICO since 2007 and Senior Vice President of
                              Metropolitan Life Insurance Company since 2007.
Marlene B. Debel/(2)/...... Senior Vice President and Treasurer of NELICO since 2011 and Senior Vice
                              President and Treasurer of Metropolitan Life Insurance Company since
                              2011. Formerly Global Head of Liquidity Risk Management and Rating
                              Agency Relations of Bank of America 2009-2011 and Assistant Treasurer
                              and Head of Corporate Finance and Liquidity Risk Management of Merrill
                              Lynch & Co., Inc. 1989-2008 (Merrill Lynch was acquired by Bank of
                              America in January of 2009).
Alan C. Leland, Jr./(1)/... Senior Vice President of NELICO since 1996 and Vice President of
                              Metropolitan Life Insurance Company since 2000.
Jonathan L. Rosenthal/(3)/. Senior Vice President and Chief Hedging Officer of NELICO since 2010 and
                              Senior Managing Director of Metropolitan Life Insurance Company since
                              2008. Formerly Vice President and Chief Hedging Officer of NELICO
                              2005-2010 and Managing Director of Metropolitan Life Insurance
                              Company 1991-2008.
Anne M. Belden/(8)/........ Vice President, Finance of NELICO since 2010 and Assistant Vice President and Actuary of Metropolitan Life Insurance Company since 2010. Formerly
                              Actuary of Metropolitan Life Insurance Company 2004-2010.

----------

/(1)/The principal business address is 501 Boylston Street, Boston, MA 02116.

/(2)/The principal business address is 1095 Avenue of the Americas, New York,
     NY 10036.
/(3)/The principal business address is 10 Park Avenue, Morristown, NJ 07962. /(4)/The principal business address is 200 Park Avenue, New York, NY 10166 /(5)/The principal business address is 1300 Hall Boulevard, Bloomfield, CT
     06002.
/(6)/The principal business address is 18210 Crane Nest Drive, Tampa, FL 33647 /(7)/The principal business address is 501 Route 22, Bridgewater, NJ 08807 /(8)/The principal business address is 1 MetLife Plaza, 27-01 Queens Plaza
     North, Long Island, NY 11101


                    RESTRICTIONS ON FINANCIAL TRANSACTIONS

   Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.

                               TOLL-FREE NUMBERS

   For Sub-Account transfers, premium reallocations, or Statements of Additional Information for the Eligible Funds, call 1-800-200-2214.

   You may also call our Client TeleService Center at 1-800-388-4000 for current information about your Policy values, to change or update Policy information such as your address, billing mode, beneficiary or ownership, or for information about other Policy transactions.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   The financial statements and financial highlights comprising each of the Sub-Accounts of New England Variable Life Separate Account included in this Prospectus Supplement, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial highlights have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


   The consolidated financial statements of New England Life Insurance Company, included in this Prospectus Supplement, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein. Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

   The consolidated financial statements of Metropolitan Life Insurance Company and subsidiaries ("MLIC"), incorporated in this Prospectus Supplement by reference to Post-effective Amendment No. 25/Amendment 57 to Registration Statement Nos. 033-57320/811-06025 appearing in the Statement of Additional Information on Form N-6 of Metropolitan Life Separate Account UL, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report (which report expresses an unqualified opinion on the consolidated financial statements and includes an explanatory paragraph referring to changes in MLIC's method of accounting for the recognition and presentation of other-than-temporary impairment losses for certain investments as required by accounting guidance adopted on April 1, 2009), which are incorporated herein by reference. Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


   The principal business address of Deloitte & Touche LLP is Two World Financial Center, New York, New York 10281-1414.

                             FINANCIAL STATEMENTS

   The financial statements and financial highlights comprising each of the Sub-Accounts of the Variable Account and the financial statements of NELICO are included herein. The financial statements of NELICO should be considered only as bearing upon the ability of NELICO to meet its obligations under the Policy.


   MetLife entered into a net worth maintenance agreement with NELICO at the time MetLife merged with New England Mutual Life Insurance Company. Under the agreement, MetLife agreed, without limitation as to the amount, to cause NELICO to have certain minimum capital and surplus levels and liquidity necessary to enable it to meet its current obligations on a timely basis. MetLife and NELICO entered into the agreement in part to enhance and maintain the financial strength of NELICO as set forth in the agreement. Creditors of NELICO (including its policyholders) have certain rights under the agreement to enforce the provisions of the agreement through certain state insurance regulators. However, the agreement provides, among other things, that it does not provide any creditor of NELICO with recourse to or against any of the assets of MetLife. MetLife has the right to terminate the agreement upon thirty days written notice to NELICO. MetLife has agreed not to terminate the agreement unless one of certain designated events occur, including if NELICO attains a financial strength rating from Moody's Investors Service, Inc. without giving weight to the support of the agreement, that is the same as or better than its Moody's rating with such support. With respect to the net worth maintenance agreement, we are incorporating by reference into this prospectus supplement the financial statements of Metropolitan Life Insurance Company and subsidiaries for the year ended December 31, 2011, filed on April 12, 2012 in Post-Effective Amendment No. 25 to the Registration Statement on Form N-6 of Metropolitan Life Separate Account UL, File No. 033-57320, which means that these financial statements are legally part of this prospectus supplement. The filing can be viewed on the SEC's website at www.sec.gov. If you would like us to mail you a copy of the financial statements, call us at 1-800-200-2214. The financial statements of MetLife should be considered only as bearing on the ability of MetLife to meet its obligations under the net worth maintenance agreement.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policy Owners of
New England Variable Life Separate Account and Board of Directors of
New England Life Insurance Company

We have audited the accompanying statements of assets and liabilities of New England Variable Life Separate Account (the "Separate Account") of New England Life Insurance Company (the "Company") comprising each of the individual Sub-Accounts listed in Note 2 as of December 31, 2011, the related statements of operations and changes in net assets for the respective stated periods in the three years then ended, and the financial highlights in Note 7 for the respective stated periods in the five years then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2011, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the Separate Account of the Company as of December 31, 2011, the results of their operations and changes in their net assets for the respective stated periods in the three years then ended, and the financial highlights for the respective stated periods in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida
March 29, 2012

This page is intentionally left blank.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2011

                                           AMERICAN FUNDS
                            AMERICAN FUNDS   GLOBAL SMALL AMERICAN FUNDS AMERICAN FUNDS
                                      BOND CAPITALIZATION         GROWTH  GROWTH-INCOME
                               SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                            -------------- -------------- -------------- --------------
ASSETS:
  Investments at fair value   $ 10,846,698   $ 48,917,501  $ 145,825,985   $ 92,124,320
  Due from New England Life
     Insurance Company                  --             --             --             --
                            -------------- -------------- -------------- --------------
       Total Assets             10,846,698     48,917,501    145,825,985     92,124,320
                            -------------- -------------- -------------- --------------
LIABILITIES:
  Due to New England Life
     Insurance Company               9,591         19,360         48,328         44,768
                            -------------- -------------- -------------- --------------
       Total Liabilities             9,591         19,360         48,328         44,768
                            -------------- -------------- -------------- --------------
NET ASSETS                    $ 10,837,107   $ 48,898,141  $ 145,777,657   $ 92,079,552
                            ============== ============== ============== ==============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                                                   MIST           MIST
                             FIDELITY VIP MIST BLACKROCK CLARION GLOBAL HARRIS OAKMARK
                            EQUITY-INCOME LARGE CAP CORE    REAL ESTATE  INTERNATIONAL
                              SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                            ------------- -------------- -------------- --------------
ASSETS:
  Investments at fair value  $ 89,528,334    $ 2,923,427   $ 16,966,947   $ 39,130,392
  Due from New England Life
     Insurance Company                 --            425             --             --
                            ------------- -------------- -------------- --------------
       Total Assets            89,528,334      2,923,852     16,966,947     39,130,392
                            ------------- -------------- -------------- --------------
LIABILITIES:
  Due to New England Life
     Insurance Company             50,622             --         25,936         28,248
                            ------------- -------------- -------------- --------------
       Total Liabilities           50,622             --         25,936         28,248
                            ------------- -------------- -------------- --------------
NET ASSETS                   $ 89,477,712    $ 2,923,852   $ 16,941,011   $ 39,102,144
                            ============= ============== ============== ==============

The accompanying notes are an integral part of these financial statements.

                                            MIST LEGG MASON
    MIST INVESCO         MIST MIST LAZARD       CLEARBRIDGE MIST LORD ABBETT        MIST METLIFE
SMALL CAP GROWTH  JANUS FORTY     MID CAP AGGRESSIVE GROWTH   BOND DEBENTURE AGGRESSIVE STRATEGY
     SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT         SUB-ACCOUNT
---------------- ------------ ----------- ----------------- ---------------- -------------------
     $ 3,174,581 $ 11,309,311 $ 5,629,245      $ 11,785,549     $ 35,116,245         $ 6,717,629
              --           --          --             9,914               --                  --
---------------- ------------ ----------- ----------------- ---------------- -------------------
       3,174,581   11,309,311   5,629,245        11,795,463       35,116,245           6,717,629
---------------- ------------ ----------- ----------------- ---------------- -------------------
           7,884       11,095      20,074                --          110,301              76,401
---------------- ------------ ----------- ----------------- ---------------- -------------------
           7,884       11,095      20,074                --          110,301              76,401
---------------- ------------ ----------- ----------------- ---------------- -------------------
     $ 3,166,697 $ 11,298,216 $ 5,609,171      $ 11,795,463     $ 35,005,944         $ 6,641,228
================ ============ =========== ================= ================ ===================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                 MIST MFS           MIST                                 MIST
                                 RESEARCH MORGAN STANLEY     MIST OPPENHEIMER PIMCO INFLATION
                            INTERNATIONAL MID CAP GROWTH CAPITAL APPRECIATION  PROTECTED BOND
                              SUB-ACCOUNT    SUB-ACCOUNT          SUB-ACCOUNT     SUB-ACCOUNT
                            ------------- -------------- -------------------- ---------------
ASSETS:
  Investments at fair value  $ 87,592,087   $ 18,752,476            $ 957,209    $ 16,543,484
  Due from New England Life
     Insurance Company                 --             --                   --              --
                            ------------- -------------- -------------------- ---------------
       Total Assets            87,592,087     18,752,476              957,209      16,543,484
                            ------------- -------------- -------------------- ---------------
LIABILITIES:
  Due to New England Life
     Insurance Company             77,589             14                1,798          20,473
                            ------------- -------------- -------------------- ---------------
       Total Liabilities           77,589             14                1,798          20,473
                            ------------- -------------- -------------------- ---------------
NET ASSETS                   $ 87,514,498   $ 18,752,462            $ 955,411    $ 16,523,011
                            ============= ============== ==================== ===============

The accompanying notes are an integral part of these financial statements.

                            MIST SSGA
   MIST PIMCO    MIST RCM  GROWTH AND   MIST SSGA MIST T. ROWE PRICE           MSF ARTIO
 TOTAL RETURN  TECHNOLOGY  INCOME ETF  GROWTH ETF     MID CAP GROWTH INTERNATIONAL STOCK
  SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT        SUB-ACCOUNT         SUB-ACCOUNT
------------- ----------- ----------- ----------- ------------------ -------------------
$ 134,245,667 $ 8,379,243 $ 7,746,509 $ 3,380,087       $ 24,003,783        $ 21,149,855
           --          --          --          --                 --                  --
------------- ----------- ----------- ----------- ------------------ -------------------
  134,245,667   8,379,243   7,746,509   3,380,087         24,003,783          21,149,855
------------- ----------- ----------- ----------- ------------------ -------------------
       66,123       3,479       8,285      13,316             11,094              28,441
------------- ----------- ----------- ----------- ------------------ -------------------
       66,123       3,479       8,285      13,316             11,094              28,441
------------- ----------- ----------- ----------- ------------------ -------------------
$ 134,179,544 $ 8,375,764 $ 7,738,224 $ 3,366,771       $ 23,992,689        $ 21,121,414
============= =========== =========== =========== ================== ===================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                            MSF BARCLAYS CAPITAL     MSF BLACKROCK MSF BLACKROCK MSF BLACKROCK
                            AGGREGATE BOND INDEX AGGRESSIVE GROWTH   BOND INCOME   DIVERSIFIED
                                     SUB-ACCOUNT       SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                            -------------------- ----------------- ------------- -------------
ASSETS:
  Investments at fair value        $ 146,317,686       $ 3,052,197  $ 96,045,857   $ 3,331,449
  Due from New England Life
     Insurance Company                        --                --            --            --
                            -------------------- ----------------- ------------- -------------
       Total Assets                  146,317,686         3,052,197    96,045,857     3,331,449
                            -------------------- ----------------- ------------- -------------
LIABILITIES:
  Due to New England Life
     Insurance Company                   109,763             7,744        39,283         5,673
                            -------------------- ----------------- ------------- -------------
       Total Liabilities                 109,763             7,744        39,283         5,673
                            -------------------- ----------------- ------------- -------------
NET ASSETS                         $ 146,207,923       $ 3,044,453  $ 96,006,574   $ 3,325,776
                            ==================== ================= ============= =============

The accompanying notes are an integral part of these financial statements.

                             MSF
  MSF BLACKROCK BLACKROCK LEGACY MSF BLACKROCK     MSF DAVIS        MSF FI MSF JENNISON
LARGE CAP VALUE LARGE CAP GROWTH  MONEY MARKET VENTURE VALUE VALUE LEADERS       GROWTH
    SUB-ACCOUNT      SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT
--------------- ---------------- ------------- ------------- ------------- ------------
    $ 9,961,876    $ 140,499,410  $ 66,979,883 $ 217,337,589  $ 42,067,567  $ 6,381,816
             --            7,149            --            --            --           --
--------------- ---------------- ------------- ------------- ------------- ------------
      9,961,876      140,506,559    66,979,883   217,337,589    42,067,567    6,381,816
--------------- ---------------- ------------- ------------- ------------- ------------
         30,182               --        62,712         9,425        21,399        6,350
--------------- ---------------- ------------- ------------- ------------- ------------
         30,182               --        62,712         9,425        21,399        6,350
--------------- ---------------- ------------- ------------- ------------- ------------
    $ 9,931,694    $ 140,506,559  $ 66,917,171 $ 217,328,164  $ 42,046,168  $ 6,375,466
=============== ================ ============= ============= ============= ============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                                                                 MSF METLIFE
                            MSF LOOMIS SAYLES MSF LOOMIS SAYLES MSF MET/ARTISAN CONSERVATIVE
                               SMALL CAP CORE  SMALL CAP GROWTH   MID CAP VALUE   ALLOCATION
                                  SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT  SUB-ACCOUNT
                            ----------------- ----------------- --------------- ------------
ASSETS:
  Investments at fair value     $ 120,231,884       $ 6,354,348    $ 94,956,255  $ 7,855,576
  Due from New England Life
     Insurance Company                     --                --           1,761           --
                            ----------------- ----------------- --------------- ------------
       Total Assets               120,231,884         6,354,348      94,958,016    7,855,576
                            ----------------- ----------------- --------------- ------------
LIABILITIES:
  Due to New England Life
     Insurance Company                 11,521               517              --       12,389
                            ----------------- ----------------- --------------- ------------
       Total Liabilities               11,521               517              --       12,389
                            ----------------- ----------------- --------------- ------------
NET ASSETS                      $ 120,220,363       $ 6,353,831    $ 94,958,016  $ 7,843,187
                            ================= ================= =============== ============

The accompanying notes are an integral part of these financial statements.

        MSF METLIFE                                                   MSF METLIFE
    CONSERVATIVE TO         MSF METLIFE         MSF METLIFE           MODERATE TO   MSF METLIFE      MSF MFS
MODERATE ALLOCATION MID CAP STOCK INDEX MODERATE ALLOCATION AGGRESSIVE ALLOCATION   STOCK INDEX TOTAL RETURN
        SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT           SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT
------------------- ------------------- ------------------- --------------------- ------------- ------------
       $ 11,447,090        $ 18,137,304        $ 41,254,326          $ 46,440,477 $ 135,104,987 $ 83,788,194
                 --                  --                  --                96,577            --       16,592
------------------- ------------------- ------------------- --------------------- ------------- ------------
         11,447,090          18,137,304          41,254,326            46,537,054   135,104,987   83,804,786
------------------- ------------------- ------------------- --------------------- ------------- ------------
             12,596              41,781             106,465                    --        21,089           --
------------------- ------------------- ------------------- --------------------- ------------- ------------
             12,596              41,781             106,465                    --        21,089           --
------------------- ------------------- ------------------- --------------------- ------------- ------------
       $ 11,434,494        $ 18,095,523        $ 41,147,861          $ 46,537,054 $ 135,083,898 $ 83,804,786
=================== =================== =================== ===================== ============= ============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                                                                         MSF
                                          MSF MORGAN STANLEY  MSF NEUBERGER NEUBERGER BERMAN
                            MSF MFS VALUE         EAFE INDEX BERMAN GENESIS    MID CAP VALUE
                              SUB-ACCOUNT        SUB-ACCOUNT    SUB-ACCOUNT      SUB-ACCOUNT
                            ------------- ------------------ -------------- ----------------
ASSETS:
  Investments at fair value  $ 13,184,366       $ 11,632,265   $ 36,355,419     $ 27,149,569
  Due from New England Life
     Insurance Company                 --             24,847             --               --
                            ------------- ------------------ -------------- ----------------
       Total Assets            13,184,366         11,657,112     36,355,419       27,149,569
                            ------------- ------------------ -------------- ----------------
LIABILITIES:
  Due to New England Life
     Insurance Company              1,242                 --         22,108           24,373
                            ------------- ------------------ -------------- ----------------
       Total Liabilities            1,242                 --         22,108           24,373
                            ------------- ------------------ -------------- ----------------
NET ASSETS                   $ 13,183,124       $ 11,657,112   $ 36,333,311     $ 27,125,196
                            ============= ================== ============== ================

The accompanying notes are an integral part of these financial statements.

                                                                 MSF WESTERN ASSET
                                                                        MANAGEMENT MSF WESTERN ASSET
MSF OPPENHEIMER  MSF RUSSELL MSF T. ROWE PRICE MSF T. ROWE PRICE    STRATEGIC BOND        MANAGEMENT
  GLOBAL EQUITY   2000 INDEX  LARGE CAP GROWTH  SMALL CAP GROWTH     OPPORTUNITIES   U.S. GOVERNMENT
    SUB-ACCOUNT  SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT
--------------- ------------ ----------------- ----------------- ----------------- -----------------
    $ 6,924,502 $ 18,558,123       $ 9,116,019       $ 7,588,356      $ 16,611,051       $ 7,793,028
             --           --                --                --                --                --
--------------- ------------ ----------------- ----------------- ----------------- -----------------
      6,924,502   18,558,123         9,116,019         7,588,356        16,611,051         7,793,028
--------------- ------------ ----------------- ----------------- ----------------- -----------------
         13,141       28,006            13,003            14,761            33,422            21,097
--------------- ------------ ----------------- ----------------- ----------------- -----------------
         13,141       28,006            13,003            14,761            33,422            21,097
--------------- ------------ ----------------- ----------------- ----------------- -----------------
    $ 6,911,361 $ 18,530,117       $ 9,103,016       $ 7,573,595      $ 16,577,629       $ 7,771,931
=============== ============ ================= ================= ================= =================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
DECEMBER 31, 2011

                                                        MSF
                                              ZENITH EQUITY
                                                SUB-ACCOUNT
                                              -------------
ASSETS:
  Investments at fair value                   $ 397,760,816
  Due from New England Life Insurance Company            --
                                              -------------
       Total Assets                             397,760,816
                                              -------------
LIABILITIES:
  Due to New England Life Insurance Company          72,237
                                              -------------
       Total Liabilities                             72,237
                                              -------------
NET ASSETS                                    $ 397,688,579
                                              =============

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                               AMERICAN FUNDS BOND
                                                                       SUB-ACCOUNT
                                                        --------------------------------
                                                            2011      2010      2009
                                                        --------- --------- ------------
INVESTMENT INCOME:
     Dividends                                          $ 331,850 $ 373,168   $ 347,791
                                                        --------- --------- ------------
EXPENSES:
     Mortality and expense risk charges                    35,671    41,161      37,971
                                                        --------- --------- ------------
        Total expenses                                     35,671    41,161      37,971
                                                        --------- --------- ------------
           Net investment income (loss)                   296,179   332,007     309,820
                                                        --------- --------- ------------
NET REALIZED AND CHANGES IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                               --        --          --
     Realized gains (losses) on sale of investments        42,386     9,068    (214,520)
                                                        --------- --------- ------------
        Net realized gains (losses)                        42,386     9,068    (214,520)
                                                        --------- --------- ------------
     Change in unrealized gains (losses) on investments   310,940   404,253   1,122,817
                                                        --------- --------- ------------
     Net realized and changes in unrealized
        gains (losses) on investments                     353,326   413,321     908,297
                                                        --------- --------- ------------
     Net increase (decrease) in net assets resulting
        from operations                                 $ 649,505 $ 745,328 $ 1,218,117
                                                        ========= ========= ============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

     AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION                            AMERICAN FUNDS GROWTH
                                    SUB-ACCOUNT                                      SUB-ACCOUNT
----------------------------------------------- ------------------------------------------------
       2011            2010             2009           2011             2010            2009
---------------- ---------------  ------------- --------------- ---------------- ---------------
    $ 804,737     $ 1,055,623       $ 137,174       $ 976,494      $ 1,128,381       $ 918,218
---------------- ---------------  ------------- --------------- ---------------- ---------------
      230,362         233,539         192,010         559,022          559,977         511,448
---------------- ---------------  ------------- --------------- ---------------- ---------------
      230,362         233,539         192,010         559,022          559,977         511,448
---------------- ---------------  ------------- --------------- ---------------- ---------------
      574,375         822,084         (54,836)        417,472          568,404         406,770
---------------- ---------------  ------------- --------------- ---------------- ---------------
           --              --             --              --               --              --
      (65,287)       (559,314)     (3,601,127)      1,530,247       (1,414,861)     (6,120,064)
---------------- ---------------  ------------- --------------- ---------------- ---------------
      (65,287)       (559,314)     (3,601,127)      1,530,247       (1,414,861)     (6,120,064)
---------------- ---------------  ------------- --------------- ---------------- ---------------
  (12,776,036)     12,145,067      26,946,229      (8,668,757)      28,046,729      52,353,013
---------------- ---------------  ------------- --------------- ---------------- ---------------
  (12,841,323)     11,585,753      23,345,102      (7,138,510)      26,631,868      46,232,949
---------------- ---------------  ------------- --------------- ---------------- ---------------
$ (12,266,948)   $ 12,407,837     $23,290,266    $ (6,721,038)    $ 27,200,272    $ 46,639,719
================ ===============  ============= =============== ================ ===============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                               AMERICAN FUNDS GROWTH-INCOME
                                                                                SUB-ACCOUNT
                                                        -----------------------------------------
                                                             2011          2010           2009
                                                        ------------- ------------- -------------
INVESTMENT INCOME:
     Dividends                                           $ 1,494,416   $ 1,416,900    $ 1,361,988
                                                        ------------- ------------- -------------
EXPENSES:
     Mortality and expense risk charges                      296,137       298,502        272,271
                                                        ------------- ------------- -------------
        Total expenses                                       296,137       298,502        272,271
                                                        ------------- ------------- -------------
           Net investment income (loss)                    1,198,279     1,118,398      1,089,717
                                                        ------------- ------------- -------------
NET REALIZED AND CHANGES IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                  --            --             --
     Realized gains (losses) on sale of investments         (215,869)     (985,702)    (3,325,856)
                                                        ------------- ------------- -------------
        Net realized gains (losses)                         (215,869)     (985,702)    (3,325,856)
                                                        ------------- ------------- -------------
     Change in unrealized gains (losses) on investments   (3,008,454)   10,115,629     25,593,693
                                                        ------------- ------------- -------------
     Net realized and changes in unrealized
        gains (losses) on investments                     (3,224,323)    9,129,927     22,267,837
                                                        ------------- ------------- -------------
     Net increase (decrease) in net assets resulting
        from operations                                 $ (2,026,044) $ 10,248,325   $ 23,357,554
                                                        ============= ============= =============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

          FIDELITY VIP EQUITY-INCOME               MIST BLACKROCK LARGE CAP CORE
                         SUB-ACCOUNT                                 SUB-ACCOUNT
---------------------------------------------- ---------------------------------------
     2011            2010            2009         2011           2010         2009
-------------- --------------- --------------- ------------ -------------- -----------
$ 2,328,982     $ 1,656,214     $ 1,881,804     $ 30,191       $ 32,654    $ 25,978
-------------- --------------- --------------- ------------ -------------- -----------
    536,933         526,012         480,664        6,938          5,765       3,679
-------------- --------------- --------------- ------------ -------------- -----------
    536,933         526,012         480,664        6,938          5,765       3,679
-------------- --------------- --------------- ------------ -------------- -----------
  1,792,049       1,130,202       1,401,140       23,253         26,889      22,299
-------------- --------------- --------------- ------------ -------------- -----------
         --              --              --           --             --          --
 (1,563,657)     (3,299,985)     (6,463,819)       9,494        (42,331)   (122,553)
-------------- --------------- --------------- ------------ -------------- -----------
 (1,563,657)     (3,299,985)     (6,463,819)       9,494        (42,331)   (122,553)
-------------- --------------- --------------- ------------ -------------- -----------
    224,833      14,741,314      26,930,907      (79,243)       327,023     478,999
-------------- --------------- --------------- ------------ -------------- -----------
 (1,338,824)     11,441,329      20,467,088      (69,749)       284,692     356,446
-------------- --------------- --------------- ------------ -------------- -----------
  $ 453,225    $ 12,571,531    $ 21,868,228    $ (46,496)     $ 311,581    $378,745
============== =============== =============== ============ ============== ===========

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                MIST CLARION GLOBAL REAL ESTATE
                                                                                    SUB-ACCOUNT
                                                        --------------------------------------------
                                                              2011           2010           2009
                                                        --------------- -------------- -------------
INVESTMENT INCOME:
     Dividends                                             $ 753,019    $ 1,374,460     $ 487,182
                                                        --------------- -------------- -------------
EXPENSES:
     Mortality and expense risk charges                       58,785         54,394        48,476
                                                        --------------- -------------- -------------
        Total expenses                                        58,785         54,394        48,476
                                                        --------------- -------------- -------------
           Net investment income (loss)                      694,234      1,320,066       438,706
                                                        --------------- -------------- -------------
NET REALIZED AND CHANGES IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                  --             --            --
     Realized gains (losses) on sale of investments         (664,569)    (1,138,156)   (1,910,846)
                                                        --------------- -------------- -------------
        Net realized gains (losses)                         (664,569)    (1,138,156)   (1,910,846)
                                                        --------------- -------------- -------------
     Change in unrealized gains (losses) on investments   (1,042,741)     2,336,045     5,915,589
                                                        --------------- -------------- -------------
     Net realized and changes in unrealized
        gains (losses) on investments                     (1,707,310)     1,197,889     4,004,743
                                                        --------------- -------------- -------------
     Net increase (decrease) in net assets resulting
        from operations                                 $ (1,013,076)   $ 2,517,955   $ 4,443,449
                                                        =============== ============== =============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

              MIST HARRIS OAKMARK INTERNATIONAL            MIST INVESCO SMALL CAP GROWTH
                                    SUB-ACCOUNT                              SUB-ACCOUNT
------------------------------------------------ ----------------------------------------
      2011           2010              2009         2011           2010         2009
--------------- -------------- ----------------- ------------ -------------- ------------
    $ 12,820      $ 909,169       $ 2,662,181         $ --           $ --         $ --
--------------- -------------- ----------------- ------------ -------------- ------------
     170,578        165,078           128,061       13,730         12,247       11,460
--------------- -------------- ----------------- ------------ -------------- ------------
     170,578        165,078           128,061       13,730         12,247       11,460
--------------- -------------- ----------------- ------------ -------------- ------------
    (157,758)       744,091         2,534,120      (13,730)       (12,247)     (11,460)
--------------- -------------- ----------------- ------------ -------------- ------------
          --             --                --           --             --           --
    (419,301)      (893,970)       (3,023,910)      80,259        (17,979)    (546,326)
--------------- -------------- ----------------- ------------ -------------- ------------
    (419,301)      (893,970)       (3,023,910)      80,259        (17,979)    (546,326)
--------------- -------------- ----------------- ------------ -------------- ------------
  (6,002,731)     6,862,962        15,307,223     (100,253)       775,740    1,398,839
--------------- -------------- ----------------- ------------ -------------- ------------
  (6,422,032)     5,968,992        12,283,313      (19,994)       757,761      852,513
--------------- -------------- ----------------- ------------ -------------- ------------
$ (6,579,790)   $ 6,713,083      $ 14,817,433    $ (33,724)     $ 745,514    $ 841,053
=============== ============== ================= ============ ============== ============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                      MIST JANUS FORTY
                                                                           SUB-ACCOUNT
                                                        ------------------------------------------------
                                                            2011                2010           2009
                                                        ------------- ------------------- --------------
INVESTMENT INCOME:
     Dividends                                           $ 235,763           $ 244,916           $ --
                                                        ------------- ------------------- --------------
EXPENSES:
     Mortality and expense risk charges                     46,368              53,225         40,875
                                                        ------------- ------------------- --------------
        Total expenses                                      46,368              53,225         40,875
                                                        ------------- ------------------- --------------
           Net investment income (loss)                    189,395             191,691        (40,875)
                                                        ------------- ------------------- --------------
NET REALIZED AND CHANGES IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                --                  --             --
     Realized gains (losses) on sale of investments         (1,486)           (184,054)      (557,145)
                                                        ------------- ------------------- --------------
        Net realized gains (losses)                         (1,486)           (184,054)      (557,145)
                                                        ------------- ------------------- --------------
     Change in unrealized gains (losses) on investments (1,151,187)          1,185,370      4,191,424
                                                        ------------- ------------------- --------------
     Net realized and changes in unrealized
        gains (losses) on investments                   (1,152,673)          1,001,316      3,634,279
                                                        ------------- ------------------- --------------
     Net increase (decrease) in net assets resulting
        from operations                                 $ (963,278)        $ 1,193,007    $ 3,593,404
                                                        ============= =================== ==============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

              MIST LAZARD MID CAP                   MIST LEGG MASON CLEARBRIDGE AGGRESSIVE GROWTH
                      SUB-ACCOUNT                                                     SUB-ACCOUNT
--------------------------------------------------- ------------------------------------------------
      2011                   2010           2009          2011           2010                2009
------------- ---------------------- -------------- ------------- -------------- -------------------
  $ 58,867               $ 64,823       $ 70,934       $ 3,625        $ 1,805             $ 2,386
------------- ---------------------- -------------- ------------- -------------- -------------------
    22,049                 22,352         19,542        39,117         11,525               7,661
------------- ---------------------- -------------- ------------- -------------- -------------------
    22,049                 22,352         19,542        39,117         11,525               7,661
------------- ---------------------- -------------- ------------- -------------- -------------------
    36,818                 42,471         51,392       (35,492)        (9,720)             (5,275)
------------- ---------------------- -------------- ------------- -------------- -------------------
        --                     --             --            --             --                  --
  (122,416)              (292,940)      (818,312)       67,108        (72,844)           (394,944)
------------- ---------------------- -------------- ------------- -------------- -------------------
  (122,416)              (292,940)      (818,312)       67,108        (72,844)           (394,944)
------------- ---------------------- -------------- ------------- -------------- -------------------
  (296,505)             1,500,882      2,418,051      (611,755)       639,822             901,647
------------- ---------------------- -------------- ------------- -------------- -------------------
  (418,921)             1,207,942      1,599,739      (544,647)       566,978             506,703
------------- ---------------------- -------------- ------------- -------------- -------------------
$ (382,103)           $ 1,250,413    $ 1,651,131    $ (580,139)     $ 557,258           $ 501,428
============= ====================== ============== ============= ============== ===================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                 MIST LORD ABBETT BOND DEBENTURE
                                                                                     SUB-ACCOUNT
                                                        ------------------------------------------
                                                              2011          2010         2009
                                                        -------------- ----------- ---------------
INVESTMENT INCOME:
     Dividends                                          $ 2,156,071    $ 2,265,462    $ 2,510,814
                                                        -------------- ----------- ---------------
EXPENSES:
     Mortality and expense risk charges                     134,543        135,269        131,469
                                                        -------------- ----------- ---------------
        Total expenses                                      134,543        135,269        131,469
                                                        -------------- ----------- ---------------
           Net investment income (loss)                   2,021,528      2,130,193      2,379,345
                                                        -------------- ----------- ---------------
NET REALIZED AND CHANGES IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                 --             --             --
     Realized gains (losses) on sale of investments         279,810        156,160       (564,005)
                                                        -------------- ----------- ---------------
        Net realized gains (losses)                         279,810        156,160       (564,005)
                                                        -------------- ----------- ---------------
     Change in unrealized gains (losses) on investments    (766,942)     1,933,298      8,294,995
                                                        -------------- ----------- ---------------
     Net realized and changes in unrealized
        gains (losses) on investments                      (487,132)     2,089,458      7,730,990
                                                        -------------- ----------- ---------------
     Net increase (decrease) in net assets resulting
        from operations                                 $ 1,534,396    $ 4,219,651   $ 10,110,335
                                                        ============== =========== ===============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

         MIST METLIFE
  AGGRESSIVE STRATEGY             MIST MFS RESEARCH INTERNATIONAL         MIST MORGAN STANLEY MID CAP GROWTH
          SUB-ACCOUNT                                 SUB-ACCOUNT                                SUB-ACCOUNT
---------------------- -------------------------------------------------- ----------------------------------
            2011 (a)          2011            2010              2009            2011          2010 (b)
---------------------- ---------------- --------------- ----------------- --------------- ---------------
               $ --      $ 2,124,723     $ 1,982,135       $ 3,422,051       $ 158,144            $ --
---------------------- ---------------- --------------- ----------------- --------------- ---------------
             13,468          530,467         547,278           529,083         104,148          59,367
---------------------- ---------------- --------------- ----------------- --------------- ---------------
             13,468          530,467         547,278           529,083         104,148          59,367
---------------------- ---------------- --------------- ----------------- --------------- ---------------
            (13,468)       1,594,256       1,434,857         2,892,968          53,996         (59,367)
---------------------- ---------------- --------------- ----------------- --------------- ---------------
                 --               --              --                --         557,351              --
            (74,150)      (2,387,427)     (5,127,391)       (8,518,143)        364,357          57,408
---------------------- ---------------- --------------- ----------------- --------------- ---------------
            (74,150)      (2,387,427)     (5,127,391)       (8,518,143)        921,708          57,408
---------------------- ---------------- --------------- ----------------- --------------- ---------------
           (993,530)      (9,965,462)     14,487,678        33,302,946      (2,493,224)      3,178,883
---------------------- ---------------- --------------- ----------------- --------------- ---------------
         (1,067,680)     (12,352,889)      9,360,287        24,784,803      (1,571,516)      3,236,291
---------------------- ---------------- --------------- ----------------- --------------- ---------------
       $ (1,081,148)   $ (10,758,633)   $ 10,795,144      $ 27,677,771    $ (1,517,520)    $ 3,176,924
====================== ================ =============== ================= =============== ===============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                        MIST OPPENHEIMER CAPITAL APPRECIATION
                                                                                  SUB-ACCOUNT
                                                        -------------------------------------
                                                            2011         2010        2009
                                                        ----------- ------------- -----------
INVESTMENT INCOME:
     Dividends                                           $ 3,481        $ 5,985      $  --
                                                        ----------- ------------- -----------
EXPENSES:
     Mortality and expense risk charges                    2,996          2,862       2,330
                                                        ----------- ------------- -----------
        Total expenses                                     2,996          2,862       2,330
                                                        ----------- ------------- -----------
           Net investment income (loss)                      485          3,123      (2,330)
                                                        ----------- ------------- -----------
NET REALIZED AND CHANGES IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                              --             --          --
     Realized gains (losses) on sale of investments      (22,768)       (45,364)    (85,472)
                                                        ----------- ------------- -----------
        Net realized gains (losses)                      (22,768)       (45,364)    (85,472)
                                                        ----------- ------------- -----------
     Change in unrealized gains (losses) on investments   13,334        129,867     359,509
                                                        ----------- ------------- -----------
     Net realized and changes in unrealized
        gains (losses) on investments                     (9,434)        84,503     274,037
                                                        ----------- ------------- -----------
     Net increase (decrease) in net assets resulting
        from operations                                 $ (8,949)      $ 87,626   $ 271,707
                                                        =========== ============= ==========-

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

 MIST PIMCO INFLATION PROTECTED BOND         MIST PIMCO TOTAL RETURN
                         SUB-ACCOUNT                     SUB-ACCOUNT
------------------------------------ -----------------------------------------
    2011        2010        2009           2011           2010         2009
----------- ----------- ------------ ------------- -------------- ------------
  $ 249,403   $ 308,594   $ 333,477    $ 3,779,063    $ 4,694,778  $ 5,353,263
----------- ----------- ------------ ------------- -------------- ------------
     49,074      45,474      30,603        257,856        273,109      268,365
----------- ----------- ------------ ------------- -------------- ------------
     49,074      45,474      30,603        257,856        273,109      268,365
----------- ----------- ------------ ------------- -------------- ------------
    200,329     263,120     302,874      3,521,207      4,421,669    5,084,898
----------- ----------- ------------ ------------- -------------- ------------
    640,644     322,721          --      4,065,494        678,013    3,035,079
    183,708     165,611     (56,642)       283,029        947,304       66,478
----------- ----------- ------------ ------------- -------------- ------------
    824,352     488,332     (56,642)     4,348,523      1,625,317    3,101,557
----------- ----------- ------------ ------------- -------------- ------------
    453,081     185,894   1,214,160     (3,655,970)     2,590,696    3,644,992
----------- ----------- ------------ ------------- -------------- ------------
  1,277,433     674,226   1,157,518        692,553      4,216,013    6,746,549
----------- ----------- ------------ ------------- -------------- ------------
$ 1,477,762   $ 937,346 $ 1,460,392    $ 4,213,760    $ 8,637,682 $ 11,831,447
=========== =========== ============ ============= ============== ============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                   MIST RCM TECHNOLOGY
                                                                           SUB-ACCOUNT
                                                        --------------------------------------------
                                                             2011           2010           2009
                                                        -------------- -------------- --------------
INVESTMENT INCOME:
     Dividends                                                 $ --           $ --           $ --
                                                        -------------- -------------- --------------
EXPENSES:
     Mortality and expense risk charges                      34,988         28,638         20,200
                                                        -------------- -------------- --------------
        Total expenses                                       34,988         28,638         20,200
                                                        -------------- -------------- --------------
           Net investment income (loss)                     (34,988)       (28,638)       (20,200)
                                                        -------------- -------------- --------------
NET REALIZED AND CHANGES IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                 --             --             --
     Realized gains (losses) on sale of investments         206,473       (101,804)      (419,666)
                                                        -------------- -------------- --------------
        Net realized gains (losses)                         206,473       (101,804)      (419,666)
                                                        -------------- -------------- --------------
     Change in unrealized gains (losses) on investments  (1,125,474)     2,178,257      3,015,676
                                                        -------------- -------------- --------------
     Net realized and changes in unrealized
        gains (losses) on investments                      (919,001)     2,076,453      2,596,010
                                                        -------------- -------------- --------------
     Net increase (decrease) in net assets resulting
        from operations                                  $ (953,989)   $ 2,047,815    $ 2,575,810
                                                        ============== ============== ==============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

   MIST SSGA GROWTH AND INCOME ETF            MIST SSGA GROWTH ETF
                       SUB-ACCOUNT                     SUB-ACCOUNT
------------------------------------- ------------------------------------
    2011         2010        2009         2011         2010      2009
------------ ----------- ------------ ------------- --------- ------------
$ 141,565       $ 53,854  $ 24,040      $ 57,111     $ 37,985   $ 8,864
------------ ----------- ------------ ------------- --------- ------------
   23,590         11,540     2,031        17,122       13,568     4,148
------------ ----------- ------------ ------------- --------- ------------
   23,590         11,540     2,031        17,122       13,568     4,148
------------ ----------- ------------ ------------- --------- ------------
  117,975         42,314    22,009        39,989       24,417     4,716
------------ ----------- ------------ ------------- --------- ------------
  141,389            176        --            --           --        --
  145,950         28,263   (31,741)       93,227       35,698   (89,486)
------------ ----------- ------------ ------------- --------- ------------
  287,339         28,439   (31,741)       93,227       35,698   (89,486)
------------ ----------- ------------ ------------- --------- ------------
 (354,910)       502,476   362,038      (268,657)     272,740   271,303
------------ ----------- ------------ ------------- --------- ------------
  (67,571)       530,915   330,297      (175,430)     308,438   181,817
------------ ----------- ------------ ------------- --------- ------------
 $ 50,404      $ 573,229 $ 352,306    $ (135,441)   $ 332,855 $ 186,533
============ =========== ============ ============= ========= ============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                             MIST T. ROWE PRICE MID CAP GROWTH
                                                                                   SUB-ACCOUNT
                                                        -------------------------------------------
                                                             2011           2010           2009
                                                        -------------- -------------- -------------
INVESTMENT INCOME:
     Dividends                                                 $ --           $ --           $ --
                                                        -------------- -------------- -------------
EXPENSES:
     Mortality and expense risk charges                      94,729         86,813         72,931
                                                        -------------- -------------- -------------
        Total expenses                                       94,729         86,813         72,931
                                                        -------------- -------------- -------------
           Net investment income (loss)                     (94,729)       (86,813)       (72,931)
                                                        -------------- -------------- -------------
NET REALIZED AND CHANGES IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                            663,205             --             --
     Realized gains (losses) on sale of investments         704,485        160,492       (848,226)
                                                        -------------- -------------- -------------
        Net realized gains (losses)                       1,367,690        160,492       (848,226)
                                                        -------------- -------------- -------------
     Change in unrealized gains (losses) on investments  (1,608,713)     5,836,527      8,055,334
                                                        -------------- -------------- -------------
     Net realized and changes in unrealized
        gains (losses) on investments                      (241,023)     5,997,019      7,207,108
                                                        -------------- -------------- -------------
     Net increase (decrease) in net assets resulting
        from operations                                  $ (335,752)   $ 5,910,206    $ 7,134,177
                                                        ============== ============== =============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

                                                                  MSF BARCLAYS
           MSF ARTIO INTERNATIONAL STOCK          CAPITAL AGGREGATE BOND INDEX
                             SUB-ACCOUNT                           SUB-ACCOUNT
---------------------------------------------- --------------------------------------
      2011           2010           2009          2011        2010          2009
--------------- -------------- ---------------- ------------ ----------- ------------
   $ 465,362      $ 447,609        $ 194,503     $ 5,029,362 $ 4,709,654 $ 1,749,445
--------------- -------------- ---------------- ------------ ----------- ------------
     113,411        126,650          124,492          82,024      89,536      87,216
--------------- -------------- ---------------- ------------ ----------- ------------
     113,411        126,650          124,492          82,024      89,536      87,216
--------------- -------------- ---------------- ------------ ----------- ------------
     351,951        320,959           70,011       4,947,338   4,620,118   1,662,229
--------------- -------------- ---------------- ------------ ----------- ------------
          --             --               --              --          --          --
    (420,302)      (546,205)        (916,141)        128,846      95,948      83,650
--------------- -------------- ---------------- ------------ ----------- ------------
    (420,302)      (546,205)        (916,141)        128,846      95,948      83,650
--------------- -------------- ---------------- ------------ ----------- ------------
  (5,435,503)     2,020,906        6,441,300       5,229,529   1,052,344    (411,186)
--------------- -------------- ---------------- ------------ ----------- ------------
  (5,855,805)     1,474,701        5,525,159       5,358,375   1,148,292    (327,536)
--------------- -------------- ---------------- ------------ ----------- ------------
$ (5,503,854)   $ 1,795,660      $ 5,595,170    $ 10,305,713 $ 5,768,410 $ 1,334,693
=============== ============== ================ ============ =========== ============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                              MSF BLACKROCK AGGRESSIVE GROWTH
                                                                                  SUB-ACCOUNT
                                                        ------------------------------------------
                                                             2011           2010            2009
                                                        ------------- -------------- -------------
INVESTMENT INCOME:
     Dividends                                             $ 9,265        $ 2,123         $ 4,109
                                                        ------------- -------------- -------------
EXPENSES:
     Mortality and expense risk charges                     11,770         12,544           8,294
                                                        ------------- -------------- -------------
        Total expenses                                      11,770         12,544           8,294
                                                        ------------- -------------- -------------
           Net investment income (loss)                     (2,505)       (10,421)         (4,185)
                                                        ------------- -------------- -------------
NET REALIZED AND CHANGES IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                --             --              --
     Realized gains (losses) on sale of investments         70,010          9,754        (136,473)
                                                        ------------- -------------- -------------
        Net realized gains (losses)                         70,010          9,754        (136,473)
                                                        ------------- -------------- -------------
     Change in unrealized gains (losses) on investments   (171,200)       403,875         992,740
                                                        ------------- -------------- -------------
     Net realized and changes in unrealized
        gains (losses) on investments                     (101,190)       413,629         856,267
                                                        ------------- -------------- -------------
     Net increase (decrease) in net assets resulting
        from operations                                 $ (103,695)     $ 403,208       $ 852,082
                                                        ============= ============== =============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

                MSF BLACKROCK BOND INCOME               MSF BLACKROCK DIVERSIFIED
                              SUB-ACCOUNT                             SUB-ACCOUNT
------------------------------------------ ----------------------------------------
    2011         2010            2009         2011            2010         2009
----------- -------------- --------------- ----------- --------------- ------------
$ 3,831,175 $ 4,045,817     $ 7,542,694       $ 75,539     $ 55,512    $ 148,753
----------- -------------- --------------- ----------- --------------- ------------
    472,074     498,931         510,231         11,005        8,270        6,981
----------- -------------- --------------- ----------- --------------- ------------
    472,074     498,931         510,231         11,005        8,270        6,981
----------- -------------- --------------- ----------- --------------- ------------
  3,359,101   3,546,886       7,032,463         64,534       47,242      141,772
----------- -------------- --------------- ----------- --------------- ------------
         --          --              --             --           --           --
     53,195     (69,776)     (1,205,666)        28,821      (20,418)    (162,929)
----------- -------------- --------------- ----------- --------------- ------------
     53,195     (69,776)     (1,205,666)        28,821      (20,418)    (162,929)
----------- -------------- --------------- ----------- --------------- ------------
  2,284,539   4,256,456       3,263,289          4,829      243,365      500,258
----------- -------------- --------------- ----------- --------------- ------------
  2,337,734   4,186,680       2,057,623         33,650      222,947      337,329
----------- -------------- --------------- ----------- --------------- ------------
$ 5,696,835 $ 7,733,566     $ 9,090,086       $ 98,184    $ 270,189    $ 479,101
=========== ============== =============== =========== =============== ============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                               MSF BLACKROCK LARGE CAP VALUE
                                                                                SUB-ACCOUNT
                                                        ----------------------------------------
                                                            2011          2010           2009
                                                        ------------ -------------- ------------
INVESTMENT INCOME:
     Dividends                                          $ 119,269      $ 105,338      $ 146,234
                                                        ------------ -------------- ------------
EXPENSES:
     Mortality and expense risk charges                    34,408         33,601         30,784
                                                        ------------ -------------- ------------
        Total expenses                                     34,408         33,601         30,784
                                                        ------------ -------------- ------------
           Net investment income (loss)                    84,861         71,737        115,450
                                                        ------------ -------------- ------------
NET REALIZED AND CHANGES IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                               --             --             --
     Realized gains (losses) on sale of investments       (96,018)      (273,799)      (861,988)
                                                        ------------ -------------- ------------
        Net realized gains (losses)                       (96,018)      (273,799)      (861,988)
                                                        ------------ -------------- ------------
     Change in unrealized gains (losses) on investments   295,255      1,055,852      1,899,580
                                                        ------------ -------------- ------------
     Net realized and changes in unrealized
        gains (losses) on investments                     199,237        782,053      1,037,592
                                                        ------------ -------------- ------------
     Net increase (decrease) in net assets resulting
        from operations                                 $ 284,098      $ 853,790    $ 1,153,042
                                                        ============ ============== ============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

             MSF BLACKROCK LEGACY LARGE CAP GROWTH               MSF BLACKROCK MONEY MARKET
                                       SUB-ACCOUNT                              SUB-ACCOUNT
--------------------------------------------------- ----------------------------------------
         2011            2010               2009          2011           2010           2009
---------------- --------------- ------------------ ------------- -------------- -----------
    $ 307,141       $ 360,003          $ 935,287          $ --        $ 8,330    $ 1,138,265
---------------- --------------- ------------------ ------------- -------------- -----------
      902,996         892,266            794,822       277,290        356,628        435,131
---------------- --------------- ------------------ ------------- -------------- -----------
      902,996         892,266            794,822       277,290        356,628        435,131
---------------- --------------- ------------------ ------------- -------------- -----------
     (595,855)       (532,263)           140,465      (277,290)      (348,298)       703,134
---------------- --------------- ------------------ ------------- -------------- -----------
           --              --                 --            --             --             --
    4,356,402       2,728,328         (1,172,590)           --             --             --
---------------- --------------- ------------------ ------------- -------------- -----------
    4,356,402       2,728,328         (1,172,590)           --             --             --
---------------- --------------- ------------------ ------------- -------------- -----------
  (18,713,472)     25,719,182         44,308,123            --             --             --
---------------- --------------- ------------------ ------------- -------------- -----------
  (14,357,070)     28,447,510         43,135,533            --             --             --
---------------- --------------- ------------------ ------------- -------------- -----------
$ (14,952,925)   $ 27,915,247       $ 43,275,998    $ (277,290)    $ (348,298)     $ 703,134
================ =============== ================== ============= ============== ===========

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                            MSF DAVIS VENTURE VALUE
                                                                                        SUB-ACCOUNT
                                                        ---------------------------------------------
                                                              2011            2010         2009
                                                        ---------------- ------------ ---------------
INVESTMENT INCOME:
     Dividends                                            $ 2,740,793     $ 2,476,755  $ 3,514,953
                                                        ---------------- ------------ ---------------
EXPENSES:
     Mortality and expense risk charges                     1,149,723       1,186,002    1,095,531
                                                        ---------------- ------------ ---------------
        Total expenses                                      1,149,723       1,186,002    1,095,531
                                                        ---------------- ------------ ---------------
           Net investment income (loss)                     1,591,070       1,290,753    2,419,422
                                                        ---------------- ------------ ---------------
NET REALIZED AND CHANGES IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                   --              --           --
     Realized gains (losses) on sale of investments         4,270,724       2,938,920   (2,763,909)
                                                        ---------------- ------------ ---------------
        Net realized gains (losses)                         4,270,724       2,938,920   (2,763,909)
                                                        ---------------- ------------ ---------------
     Change in unrealized gains (losses) on investments   (16,372,125)     21,989,223   62,159,517
                                                        ---------------- ------------ ---------------
     Net realized and changes in unrealized
        gains (losses) on investments                     (12,101,401)     24,928,143   59,395,608
                                                        ---------------- ------------ ---------------
     Net increase (decrease) in net assets resulting
        from operations                                 $ (10,510,331)   $ 26,218,896 $ 61,815,030
                                                        ================ ============ ===============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

                   MSF FI VALUE LEADERS                  MSF JENNISON GROWTH
                            SUB-ACCOUNT                          SUB-ACCOUNT
--------------------------------------------- ----------------------------------
        2011           2010           2009        2011         2010        2009
--------------- -------------- -------------- ----------- --------- ------------
   $ 519,085      $ 740,218    $ 1,218,006    $ 17,212     $ 32,825     $ 9,003
--------------- -------------- -------------- ----------- --------- ------------
     279,447        281,695        257,267      24,990       22,501      19,598
--------------- -------------- -------------- ----------- --------- ------------
     279,447        281,695        257,267      24,990       22,501      19,598
--------------- -------------- -------------- ----------- --------- ------------
     239,638        458,523        960,739      (7,778)      10,324     (10,595)
--------------- -------------- -------------- ----------- --------- ------------
          --             --             --          --           --          --
    (758,038)    (1,192,807)    (3,285,387)    106,710        5,992    (329,827)
--------------- -------------- -------------- ----------- --------- ------------
    (758,038)    (1,192,807)    (3,285,387)    106,710        5,992    (329,827)
--------------- -------------- -------------- ----------- --------- ------------
  (2,538,037)     6,825,881     10,535,765     (62,105)     592,561   1,985,020
--------------- -------------- -------------- ----------- --------- ------------
  (3,296,075)     5,633,074      7,250,378      44,605      598,553   1,655,193
--------------- -------------- -------------- ----------- --------- ------------
$ (3,056,437)   $ 6,091,597    $ 8,211,117    $ 36,827    $ 608,877 $ 1,644,598
=============== ============== ============== =========== ========= ============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                             MSF LOOMIS SAYLES SMALL CAP CORE
                                                                                  SUB-ACCOUNT
                                                        ------------------------------------------
                                                             2011            2010          2009
                                                        ------------- -------------- -------------
INVESTMENT INCOME:
     Dividends                                           $ 145,847       $ 113,756      $ 300,451
                                                        ------------- -------------- -------------
EXPENSES:
     Mortality and expense risk charges                    699,840         643,056        564,777
                                                        ------------- -------------- -------------
        Total expenses                                     699,840         643,056        564,777
                                                        ------------- -------------- -------------
           Net investment income (loss)                   (553,993)       (529,300)      (264,326)
                                                        ------------- -------------- -------------
NET REALIZED AND CHANGES IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                --              --             --
     Realized gains (losses) on sale of investments      2,125,138        (548,615)    (4,689,587)
                                                        ------------- -------------- -------------
        Net realized gains (losses)                      2,125,138        (548,615)    (4,689,587)
                                                        ------------- -------------- -------------
     Change in unrealized gains (losses) on investments (1,198,150)     30,293,051     32,615,704
                                                        ------------- -------------- -------------
     Net realized and changes in unrealized
        gains (losses) on investments                      926,988      29,744,436     27,926,117
                                                        ------------- -------------- -------------
     Net increase (decrease) in net assets resulting
        from operations                                  $ 372,995    $ 29,215,136   $ 27,661,791
                                                        ============= ============== =============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

     MSF LOOMIS SAYLES SMALL CAP GROWTH             MSF MET/ARTISAN MID CAP VALUE
                            SUB-ACCOUNT                               SUB-ACCOUNT
-------------------------------------------- --------------------------------------------
     2011            2010           2009          2011            2010            2009
-------------- -------------- -------------- -------------- --------------- -------------
       $ --           $ --           $ --      $ 955,097       $ 710,346       $ 930,322
-------------- -------------- -------------- -------------- --------------- -------------
     22,219         15,967         11,201        451,072         428,721         381,019
-------------- -------------- -------------- -------------- --------------- -------------
     22,219         15,967         11,201        451,072         428,721         381,019
-------------- -------------- -------------- -------------- --------------- -------------
    (22,219)       (15,967)       (11,201)       504,025         281,625         549,303
-------------- -------------- -------------- -------------- --------------- -------------
         --             --             --             --              --              --
    183,612       (216,913)      (351,981)    (1,515,778)     (3,323,213)     (7,396,163)
-------------- -------------- -------------- -------------- --------------- -------------
    183,612       (216,913)      (351,981)    (1,515,778)     (3,323,213)     (7,396,163)
-------------- -------------- -------------- -------------- --------------- -------------
    (41,171)     1,654,372      1,403,954      7,107,578      15,822,425      35,315,264
-------------- -------------- -------------- -------------- --------------- -------------
    142,441      1,437,459      1,051,973      5,591,800      12,499,212      27,919,101
-------------- -------------- - ------------ -------------- --------------- - -------------
  $ 120,222    $ 1,421,492    $ 1,040,772    $ 6,095,825    $ 12,780,837    $ 28,468,404
============== ============== ============== ============== =============== =============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                         MSF METLIFE CONSERVATIVE ALLOCATION
                                                                                 SUB-ACCOUNT
                                                        ------------------------------------
                                                            2011        2010         2009
                                                        ----------- ----------- ------------
INVESTMENT INCOME:
     Dividends                                          $ 215,371     $ 202,218  $ 140,649
                                                        ----------- ----------- ------------
EXPENSES:
     Mortality and expense risk charges                    27,309        22,025     15,017
                                                        ----------- ----------- ------------
        Total expenses                                     27,309        22,025     15,017
                                                        ----------- ----------- ------------
           Net investment income (loss)                   188,062       180,193    125,632
                                                        ----------- ----------- ------------
NET REALIZED AND CHANGES IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                               --            --     26,470
     Realized gains (losses) on sale of investments       169,568        93,076   (100,275)
                                                        ----------- ----------- ------------
        Net realized gains (losses)                       169,568        93,076    (73,805)
                                                        ----------- ----------- ------------
     Change in unrealized gains (losses) on investments  (106,390)      243,952    733,354
                                                        ----------- ----------- ------------
     Net realized and changes in unrealized
        gains (losses) on investments                      63,178       337,028    659,549
                                                        ----------- ----------- ------------
     Net increase (decrease) in net assets resulting
        from operations                                 $ 251,240     $ 517,221  $ 785,181
                                                        ----------- ----------- ------------

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

       MSF METLIFE CONSERVATIVE TO
               MODERATE ALLOCATION              MSF METLIFE MID CAP STOCK INDEX
                       SUB-ACCOUNT                                  SUB-ACCOUNT
--------------------------------------- ------------------------------------------
   2011          2010         2009          2011           2010          2009
------------ ----------- --------------- ------------- ------------- ------------
$ 238,455      $ 268,992    $ 154,299     $ 182,816      $ 171,500     $ 254,880
------------ ----------- --------------- ------------- ------------- ------------
   27,609         20,414       13,995        68,407         59,304        49,730
------------ ----------- --------------- ------------- ------------- ------------
   27,609         20,414       13,995        68,407         59,304        49,730
------------ ----------- --------------- ------------- ------------- ------------
  210,846        248,578      140,304       114,409        112,196       205,150
------------ ----------- --------------- ------------- ------------- ------------
       --             --       32,221       839,227         21,618       560,736
   90,954        110,460     (207,158)      181,991       (147,012)     (683,205)
------------ ----------- --------------- ------------- ------------- ------------
   90,954        110,460     (174,937)    1,021,218       (125,394)     (122,469)
------------ ----------- --------------- ------------- ------------- ------------
 (232,476)       578,350    1,108,260    (1,564,916)     4,093,522     4,498,855
------------ ----------- --------------- ------------- ------------- ------------
 (141,522)       688,810      933,323      (543,698)     3,968,128     4,376,386
------------ ----------- --------------- ------------- ------------- ------------
 $ 69,324      $ 937,388  $ 1,073,627    $ (429,289)   $ 4,080,324   $ 4,581,536
============ =========== =============== ============= ============= ============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                           MSF METLIFE MODERATE ALLOCATION
                                                                               SUB-ACCOUNT
                                                        ---------------------------------------
                                                            2011          2010         2009
                                                        ------------- ----------- -------------
INVESTMENT INCOME:
     Dividends                                           $ 730,620      $ 984,632    $ 908,370
                                                        ------------- ----------- -------------
EXPENSES:
     Mortality and expense risk charges                    126,052         99,247       77,501
                                                        ------------- ----------- -------------
        Total expenses                                     126,052         99,247       77,501
                                                        ------------- ----------- -------------
           Net investment income (loss)                    604,568        885,385      830,869
                                                        ------------- ----------- -------------
NET REALIZED AND CHANGES IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                --             --      437,363
     Realized gains (losses) on sale of investments        350,176         13,570   (1,105,983)
                                                        ------------- ----------- -------------
        Net realized gains (losses)                        350,176         13,570     (668,620)
                                                        ------------- ----------- -------------
     Change in unrealized gains (losses) on investments (1,521,172)     3,656,464    6,762,521
                                                        ------------- ----------- -------------
     Net realized and changes in unrealized
        gains (losses) on investments                   (1,170,996)     3,670,034    6,093,901
                                                        ------------- ----------- -------------
     Net increase (decrease) in net assets resulting
        from operations                                 $ (566,428)   $ 4,555,419  $ 6,924,770
                                                        ============= =========== =============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

 MSF METLIFE MODERATE TO AGGRESSIVE ALLOCATION                   MSF METLIFE STOCK INDEX
                                   SUB-ACCOUNT                               SUB-ACCOUNT
------------------------------------------------ ----------------------------------------------
      2011           2010              2009           2011            2010            2009
--------------- -------------- ----------------- -------------- --------------- ---------------
   $ 838,175    $ 1,179,479       $ 1,160,829    $ 2,357,644     $ 2,411,839     $ 3,542,365
--------------- -------------- ----------------- -------------- --------------- ---------------
     141,072        132,289           114,336        745,606         729,066         685,777
--------------- -------------- ----------------- -------------- --------------- ---------------
     141,072        132,289           114,336        745,606         729,066         685,777
--------------- -------------- ----------------- -------------- --------------- ---------------
     697,103      1,047,190         1,046,493      1,612,038       1,682,773       2,856,588
--------------- -------------- ----------------- -------------- --------------- ---------------
          --             --           568,569        867,613              --       2,648,340
      89,842       (463,575)       (2,273,610)       106,189      (1,570,930)     (5,627,390)
--------------- -------------- ----------------- -------------- --------------- ---------------
      89,842       (463,575)       (1,705,041)       973,802      (1,570,930)     (2,979,050)
--------------- -------------- ----------------- -------------- --------------- ---------------
  (2,666,193)     6,368,871        11,742,977       (691,925)     18,028,469      30,593,036
--------------- -------------- ----------------- -------------- --------------- ---------------
  (2,576,351)     5,905,296        10,037,936        281,877      16,457,539      27,613,986
--------------- -------------- ----------------- -------------- --------------- ---------------
$ (1,879,248)   $ 6,952,486      $ 11,084,429    $ 1,893,915    $ 18,140,312    $ 30,470,574
=============== ============== ================= ============== =============== ===============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                   MSF MFS TOTAL RETURN
                                                                            SUB-ACCOUNT
                                                        ---------------------------------------------
                                                             2011           2010            2009
                                                        -------------- -------------- ---------------
INVESTMENT INCOME:
     Dividends                                          $ 2,415,027    $ 2,799,334     $ 3,951,876
                                                        -------------- -------------- ---------------
EXPENSES:
     Mortality and expense risk charges                     452,653        473,902         463,191
                                                        -------------- -------------- ---------------
        Total expenses                                      452,653        473,902         463,191
                                                        -------------- -------------- ---------------
           Net investment income (loss)                   1,962,374      2,325,432       3,488,685
                                                        -------------- -------------- ---------------
NET REALIZED AND CHANGES IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                 --             --              --
     Realized gains (losses) on sale of investments        (304,123)    (1,139,944)     (2,858,231)
                                                        -------------- -------------- ---------------
        Net realized gains (losses)                        (304,123)    (1,139,944)     (2,858,231)
                                                        -------------- -------------- ---------------
     Change in unrealized gains (losses) on investments      44,033      7,092,134      14,314,270
                                                        -------------- -------------- ---------------
     Net realized and changes in unrealized
        gains (losses) on investments                      (260,090)     5,952,190      11,456,039
                                                        -------------- -------------- ---------------
     Net increase (decrease) in net assets resulting
        from operations                                 $ 1,702,284    $ 8,277,622    $ 14,944,724
                                                        ============== ============== ===============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

             MSF MFS VALUE                        MSF MORGAN STANLEY EAFE INDEX
               SUB-ACCOUNT                                          SUB-ACCOUNT
-------------------------------------------- ------------------------------------------
     2011             2010           2009            2011           2010         2009
------------ ---------------- -------------- --------------- ------------- -------------
$ 202,078        $ 173,537           $ --       $ 337,048      $ 399,692    $ 585,842
------------ ---------------- -------------- --------------- ---------------------------
   38,897           34,173         28,944          43,632         47,942       47,199
------------ ---------------- -------------- --------------- ------------- -------------
   38,897           34,173         28,944          43,632         47,942       47,199
------------ ---------------- -------------- --------------- ------------- -------------
  163,181          139,364        (28,944)        293,416        351,750      538,643
------------ ---------------- -------------- --------------- ------------- -------------
       --               --             --              --             --       95,113
   70,774         (102,141)      (358,257)       (180,949)      (479,365)  (1,050,194)
------------ ---------------- -------------- --------------- ------------- -------------
   70,774         (102,141)      (358,257)       (180,949)      (479,365)    (955,081)
------------ ---------------- -------------- --------------- ------------- -------------
 (156,520)       1,215,156      2,390,394      (1,791,113)     1,109,125    3,934,370
------------ ---------------- -------------- --------------- ------------- -------------
  (85,746)       1,113,015      2,032,137      (1,972,062)       629,760    2,979,289
------------ ---------------- -------------- --------------- ------------- -------------
 $ 77,435      $ 1,252,379    $ 2,003,193    $ (1,678,646)     $ 981,510  $ 3,517,932
============ ================ ============== =============== ============= =============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                     MSF NEUBERGER BERMAN GENESIS
                                                                                      SUB-ACCOUNT
                                                        --------------------------------------------
                                                               2011           2010           2009
                                                        -------------- -------------- --------------
INVESTMENT INCOME:
     Dividends                                            $ 284,753      $ 174,247      $ 357,958
                                                        -------------- -------------- --------------
EXPENSES:
     Mortality and expense risk charges                     146,810        134,177        129,889
                                                        -------------- -------------- --------------
        Total expenses                                      146,810        134,177        129,889
                                                        -------------- -------------- --------------
           Net investment income (loss)                     137,943         40,070        228,069
                                                        -------------- -------------- --------------
NET REALIZED AND CHANGES IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                 --             --             --
     Realized gains (losses) on sale of investments      (1,126,214)    (2,429,709)    (3,770,828)
                                                        -------------- -------------- --------------
        Net realized gains (losses)                      (1,126,214)    (2,429,709)    (3,770,828)
                                                        -------------- -------------- --------------
     Change in unrealized gains (losses) on investments   2,953,822      9,008,497      7,372,568
                                                        -------------- -------------- --------------
     Net realized and changes in unrealized
        gains (losses) on investments                     1,827,608      6,578,788      3,601,740
                                                        -------------- -------------- --------------
     Net increase (decrease) in net assets resulting
        from operations                                 $ 1,965,551    $ 6,618,858    $ 3,829,809
                                                        ============== ============== ==============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

     MSF NEUBERGER BERMAN MID CAP VALUE               MSF OPPENHEIMER GLOBAL EQUITY
                            SUB-ACCOUNT                                 SUB-ACCOUNT
--------------------------------------------- -----------------------------------------
      2011           2010           2009          2011           2010         2009
--------------- -------------- -------------- ------------- ----------- ---------------
   $ 240,875      $ 244,990      $ 359,740     $ 157,238      $ 105,245    $ 128,078
--------------- -------------- -------------- ------------- ----------- ---------------
     117,486        114,539         91,321        29,695         24,140       16,888
--------------- -------------- -------------- ------------- ----------- ---------------
     117,486        114,539         91,321        29,695         24,140       16,888
--------------- -------------- -------------- ------------- ----------- ---------------
     123,389        130,451        268,419       127,543         81,105      111,190
--------------- -------------- -------------- ------------- ----------- ---------------
          --             --          7,159            --             --           --
     203,703       (387,790)    (1,879,319)      162,561         25,730     (614,945)
--------------- -------------- -------------- ------------- ----------- ---------------
     203,703       (387,790)    (1,872,160)      162,561         25,730     (614,945)
--------------- -------------- -------------- ------------- ----------- ---------------
  (2,251,766)     7,017,163     10,630,614      (876,202)     1,041,540    2,262,131
--------------- -------------- -------------- ------------- ----------- ---------------
  (2,048,063)     6,629,373      8,758,454      (713,641)     1,067,270    1,647,186
--------------- -------------- -------------- ------------- ----------- ---------------
$ (1,924,674)   $ 6,759,824    $ 9,026,873    $ (586,098)   $ 1,148,375  $ 1,758,376
=============== ============== ============== ============= =========== ===============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                         MSF RUSSELL 2000 INDEX
                                                                                    SUB-ACCOUNT
                                                        -------------------------------------------
                                                             2011           2010           2009
                                                        ------------- -------------- --------------
INVESTMENT INCOME:
     Dividends                                           $ 218,743      $ 215,892      $ 348,774
                                                        ------------- -------------- --------------
EXPENSES:
     Mortality and expense risk charges                     76,141         76,238         68,827
                                                        ------------- -------------- --------------
        Total expenses                                      76,141         76,238         68,827
                                                        ------------- -------------- --------------
           Net investment income (loss)                    142,602        139,654        279,947
                                                        ------------- -------------- --------------
NET REALIZED AND CHANGES IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                --             --        474,926
     Realized gains (losses) on sale of investments         98,499       (423,882)    (1,287,636)
                                                        ------------- -------------- --------------
        Net realized gains (losses)                         98,499       (423,882)      (812,710)
                                                        ------------- -------------- --------------
     Change in unrealized gains (losses) on investments (1,123,292)     4,984,934      4,554,390
                                                        ------------- -------------- --------------
     Net realized and changes in unrealized
        gains (losses) on investments                   (1,024,793)     4,561,052      3,741,680
                                                        ------------- -------------- --------------
     Net increase (decrease) in net assets resulting
        from operations                                 $ (882,191)   $ 4,700,706    $ 4,021,627
                                                        ============= ============== ==============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

    MSF T. ROWE PRICE LARGE CAP GROWTH          MSF T. ROWE PRICE SMALL CAP GROWTH
                           SUB-ACCOUNT                                 SUB-ACCOUNT
------------------------------------------- -----------------------------------------
     2011           2010           2009        2011           2010           2009
------------- -------------- -------------- ----------- -------------- --------------
   $ 7,488       $ 19,003       $ 38,646        $ --           $ --       $ 11,161
------------- -------------- -------------- ----------- -------------- --------------
    36,338         28,400         24,262      30,515         17,022         12,713
------------- -------------- -------------- ----------- -------------- --------------
    36,338         28,400         24,262      30,515         17,022         12,713
------------- -------------- -------------- ----------- -------------- --------------
   (28,850)        (9,397)        14,384     (30,515)       (17,022)        (1,552)
------------- -------------- -------------- ----------- -------------- --------------
        --             --             --          --             --         87,694
   151,671        (20,266)      (486,706)    263,229          8,250       (308,359)
------------- -------------- -------------- ----------- -------------- --------------
   151,671        (20,266)      (486,706)    263,229          8,250       (220,665)
------------- -------------- -------------- ----------- -------------- --------------
  (319,284)     1,204,373      2,672,522    (210,035)     1,402,367      1,385,648
------------- -------------- -------------- ----------- -------------- --------------
  (167,613)     1,184,107      2,185,816      53,194      1,410,617      1,164,983
------------- -------------- -------------- ----------- -------------- --------------
$ (196,463)   $ 1,174,710    $ 2,200,200    $ 22,679    $ 1,393,595    $ 1,163,431
============= ============== ============== =========== ============== ==============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                              MSF WESTERN ASSET
                                                        MANAGEMENT STRATEGIC BOND OPPORTUNITIES
                                                                                    SUB-ACCOUNT
                                                        ---------------------------------------
                                                             2011         2010          2009
                                                        ------------ ------------- ------------
INVESTMENT INCOME:
     Dividends                                          $ 839,519        $ 987,827 $   868,942
                                                        ------------ ------------- ------------
EXPENSES:
     Mortality and expense risk charges                    55,314           53,421      41,539
                                                        ------------ ------------- ------------
        Total expenses                                     55,314           53,421      41,539
                                                        ------------ ------------- ------------
           Net investment income (loss)                   784,205          934,406     827,403
                                                        ------------ ------------- ------------
NET REALIZED AND CHANGES IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                               --               --     383,518
     Realized gains (losses) on sale of investments       188,897          135,339    (320,032)
                                                        ------------ ------------- ------------
        Net realized gains (losses)                       188,897          135,339      63,486
                                                        ------------ ------------- ------------
     Change in unrealized gains (losses) on investments   (18,553)         797,644   2,695,652
                                                        ------------ ------------- ------------
     Net realized and changes in unrealized
        gains (losses) on investments                     170,344          932,983   2,759,138
                                                        ------------ ------------- ------------
     Net increase (decrease) in net assets resulting
        from operations                                 $ 954,549      $ 1,867,389 $ 3,586,541
                                                        ============ ============= ============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

              MSF WESTERN ASSET
     MANAGEMENT U.S. GOVERNMENT                     MSF ZENITH EQUITY
                    SUB-ACCOUNT                           SUB-ACCOUNT
---------------------------------- -------------------------------------------------
   2011        2010       2009           2011            2010             2009
--------- ----------- ------------ ---------------- --------------- ----------------
$ 123,237   $ 248,515 $ 382,946      $ 4,543,629     $ 6,795,677     $ 22,503,833
--------- ----------- ------------ ---------------- --------------- ----------------
   26,829      32,178    29,527        2,561,028       2,552,011        2,299,879
--------- ----------- ------------ ---------------- --------------- ----------------
   26,829      32,178    29,527        2,561,028       2,552,011        2,299,879
--------- ----------- ------------ ---------------- --------------- ----------------
   96,408     216,337   353,419        1,982,601       4,243,666       20,203,954
--------- ----------- ------------ ---------------- --------------- ----------------
  282,839      26,199        --               --              --       55,665,388
   22,338      16,155   (58,466)      (5,850,866)    (11,706,089)     (19,006,022)
--------- ----------- ------------ ---------------- --------------- ----------------
  305,177      42,354   (58,466)      (5,850,866)    (11,706,089)      36,659,366
--------- ----------- ------------ ---------------- --------------- ----------------
   15,871     226,024    42,855      (12,315,797)     62,607,149       47,389,321
--------- ----------- ------------ ---------------- --------------- ----------------
  321,048     268,378   (15,611)     (18,166,663)     50,901,060       84,048,687
--------- ----------- ------------ ---------------- --------------- ----------------
$ 417,456   $ 484,715 $ 337,808    $ (16,184,062)   $ 55,144,726    $ 104,252,641
========= =========== ============ ================ =============== ================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                              AMERICAN FUNDS BOND
                                                                                      SUB-ACCOUNT
                                                     -----------------------------------------------
                                                             2011            2010            2009
                                                     --------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 296,179       $ 332,007       $ 309,820
  Net realized gains (losses)                              42,386           9,068        (214,520)
  Change in unrealized gains (losses) on investments      310,940         404,253       1,122,817
                                                     --------------- --------------- ---------------
     Net increase (decrease) in net assets resulting
       from operations                                    649,505         745,328       1,218,117
                                                     --------------- --------------- ---------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners            998,704       1,226,399       1,113,974
  Net transfers (including fixed account)              (1,164,716)        905,771       1,586,332
  Policy charges                                         (669,360)       (761,240)       (857,624)
  Transfers for policy benefits and terminations       (1,287,930)     (1,306,177)       (586,063)
                                                     --------------- --------------- ---------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (2,123,302)         64,753       1,256,619
                                                     --------------- --------------- ---------------
     Net increase (decrease) in net assets             (1,473,797)        810,081       2,474,736
NET ASSETS:
  Beginning of year                                    12,310,904      11,500,823       9,026,087
                                                     --------------- --------------- ---------------
  End of year                                        $ 10,837,107    $ 12,310,904    $ 11,500,823
                                                     =============== =============== ===============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

  AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION                    AMERICAN FUNDS GROWTH
                                 SUB-ACCOUNT                              SUB-ACCOUNT
----------------------------------------------- --------------------------------------------------
      2011            2010            2009             2011             2010             2009
--------------- --------------- --------------- ---------------- ---------------- ----------------
   $ 574,375       $ 822,084       $ (54,836)       $ 417,472        $ 568,404        $ 406,770
     (65,287)       (559,314)     (3,601,127)       1,530,247       (1,414,861)      (6,120,064)
 (12,776,036)     12,145,067      26,946,229       (8,668,757)      28,046,729       52,353,013
--------------- --------------- --------------- ---------------- ---------------- ----------------
 (12,266,948)     12,407,837      23,290,266       (6,721,038)      27,200,272       46,639,719
--------------- --------------- --------------- ---------------- ---------------- ----------------
   5,208,193       6,061,267       7,079,950       14,497,488       16,871,780       20,037,736
  (1,991,283)     (1,489,513)     (1,594,366)      (6,879,178)      (7,890,287)      (6,439,527)
  (3,590,714)     (4,136,435)     (4,397,061)      (9,708,637)     (10,864,544)     (12,203,976)
  (5,424,595)     (6,400,586)     (4,444,554)     (16,103,488)     (16,685,647)     (13,729,215)
--------------- --------------- --------------- ---------------- ---------------- ----------------
  (5,798,399)     (5,965,267)     (3,356,031)     (18,193,815)     (18,568,698)     (12,334,982)
--------------- --------------- --------------- ---------------- ---------------- ----------------
 (18,065,347)      6,442,570      19,934,235      (24,914,853)       8,631,574       34,304,737
  66,963,488      60,520,918      40,586,683      170,692,510      162,060,936      127,756,199
--------------- --------------- --------------- ---------------- ---------------- ----------------
$ 48,898,141    $ 66,963,488    $ 60,520,918    $ 145,777,657    $ 170,692,510    $ 162,060,936
=============== =============== =============== ================ ================ ================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                   AMERICAN FUNDS GROWTH-INCOME
                                                                                    SUB-ACCOUNT
                                                     ----------------------------------------------
                                                             2011             2010           2009
                                                     --------------- ---------------- -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                        $ 1,198,279      $ 1,118,398     $ 1,089,717
  Net realized gains (losses)                            (215,869)        (985,702)     (3,325,856)
  Change in unrealized gains (losses) on investments   (3,008,454)      10,115,629      25,593,693
                                                     --------------- ---------------- -------------
     Net increase (decrease) in net assets resulting
       from operations                                 (2,026,044)      10,248,325      23,357,554
                                                     --------------- ---------------- -------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          9,202,077       10,718,881      12,318,583
  Net transfers (including fixed account)              (2,695,796)      (1,300,480)     (3,005,856)
  Policy charges                                       (5,983,057)      (6,692,430)     (7,526,267)
  Transfers for policy benefits and terminations       (8,462,343)      (8,337,607)     (7,889,956)
                                                     --------------- ---------------- -------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (7,939,119)      (5,611,636)     (6,103,496)
                                                     --------------- ---------------- -------------
     Net increase (decrease) in net assets             (9,965,163)       4,636,689      17,254,058
NET ASSETS:
  Beginning of year                                   102,044,715       97,408,026      80,153,968
                                                     --------------- ---------------- -------------
  End of year                                        $ 92,079,552    $ 102,044,715    $ 97,408,026
                                                     =============== ================ =============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

            FIDELITY VIP EQUITY-INCOME                   MIST BLACKROCK LARGE CAP CORE
                           SUB-ACCOUNT                                     SUB-ACCOUNT
----------------------------------------------- ------------------------------------------
     2011            2010            2009           2011           2010             2009
--------------- --------------- --------------- -------------- -------------- ------------
 $ 1,792,049     $ 1,130,202     $ 1,401,140       $ 23,253       $ 26,889       $ 22,299
  (1,563,657)     (3,299,985)     (6,463,819)         9,494        (42,331)      (122,553)
     224,833      14,741,314      26,930,907        (79,243)       327,023        478,999
--------------- --------------- --------------- -------------- -------------- ------------
     453,225      12,571,531      21,868,228        (46,496)       311,581        378,745
--------------- --------------- --------------- -------------- -------------- ------------
   7,222,085       8,146,548       9,364,353        297,056        279,603        315,985
  (1,469,151)     (1,736,719)     (3,739,353)       375,731        177,812        468,906
  (5,241,578)     (5,662,822)     (6,361,510)      (175,215)      (194,379)      (203,095)
  (8,440,869)    (10,189,391)     (8,564,172)      (265,028)      (136,559)      (148,289)
--------------- --------------- --------------- -------------- -------------- ------------
  (7,929,513)     (9,442,384)     (9,300,682)       232,544        126,477        433,507
--------------- --------------- --------------- -------------- -------------- ------------
  (7,476,288)      3,129,147      12,567,546        186,048        438,058        812,252
  96,954,000      93,824,853      81,257,307      2,737,804      2,299,746      1,487,494
--------------- --------------- --------------- -------------- -------------- ------------
$ 89,477,712    $ 96,954,000    $ 93,824,853    $ 2,923,852    $ 2,737,804    $ 2,299,746
=============== =============== =============== ============== ============== ============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                 MIST CLARION GLOBAL REAL ESTATE
                                                                                     SUB-ACCOUNT
                                                     -----------------------------------------------
                                                           2011            2010            2009
                                                     --------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 694,234     $ 1,320,066       $ 438,706
  Net realized gains (losses)                            (664,569)     (1,138,156)     (1,910,846)
  Change in unrealized gains (losses) on investments   (1,042,741)      2,336,045       5,915,589
                                                     --------------- --------------- ---------------
     Net increase (decrease) in net assets resulting
       from operations                                 (1,013,076)      2,517,955       4,443,449
                                                     --------------- --------------- ---------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          2,151,832       2,467,072       2,740,172
  Net transfers (including fixed account)                 335,771        (334,623)       (881,546)
  Policy charges                                       (1,315,575)     (1,419,689)     (1,600,762)
  Transfers for policy benefits and terminations       (1,579,922)     (1,701,589)     (1,285,831)
                                                     --------------- --------------- ---------------
     Net increase (decrease) in net assets resulting
       from policy transactions                          (407,894)       (988,829)     (1,027,967)
                                                     --------------- --------------- ---------------
     Net increase (decrease) in net assets             (1,420,970)      1,529,126       3,415,482
NET ASSETS:
  Beginning of year                                    18,361,981      16,832,855      13,417,373
                                                     --------------- --------------- ---------------
  End of year                                        $ 16,941,011    $ 18,361,981    $ 16,832,855
                                                     =============== =============== ===============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

          MIST HARRIS OAKMARK INTERNATIONAL                   MIST INVESCO SMALL CAP GROWTH
                                SUB-ACCOUNT                                     SUB-ACCOUNT
---------------------------------------------- ---------------------------------------------
      2011            2010            2009           2011           2010             2009
--------------- --------------- --------------- -------------- -------------- --------------
  $ (157,758)      $ 744,091     $ 2,534,120      $ (13,730)     $ (12,247)     $ (11,460)
    (419,301)       (893,970)     (3,023,910)        80,259        (17,979)      (546,326)
  (6,002,731)      6,862,962      15,307,223       (100,253)       775,740      1,398,839
--------------- --------------- --------------- -------------- -------------- --------------
  (6,579,790)      6,713,083      14,817,433        (33,724)       745,514        841,053
--------------- --------------- --------------- -------------- -------------- --------------
   3,597,847       3,772,704       4,313,265        290,033        314,972        353,606
     483,162       1,576,533       1,091,471         41,378       (316,173)      (311,768)
  (2,334,571)     (2,603,923)     (2,667,128)      (257,360)      (253,110)      (298,613)
  (3,882,318)     (4,168,062)     (3,245,653)      (273,250)      (282,131)      (316,161)
--------------- --------------- --------------- -------------- -------------- --------------
  (2,135,880)     (1,422,748)       (508,045)      (199,199)      (536,442)      (572,936)
--------------- --------------- --------------- -------------- -------------- --------------
  (8,715,670)      5,290,335      14,309,388       (232,923)       209,072        268,117
  47,817,814      42,527,479      28,218,091      3,399,620      3,190,548      2,922,431
--------------- --------------- --------------- -------------- -------------- --------------
$ 39,102,144    $ 47,817,814    $ 42,527,479    $ 3,166,697    $ 3,399,620    $ 3,190,548
=============== =============== =============== ============== ============== ==============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                                   MIST JANUS FORTY
                                                                                        SUB-ACCOUNT
                                                     ---------------------------------------------------
                                                           2011                2010            2009
                                                     --------------- ------------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 189,395           $ 191,691       $ (40,875)
  Net realized gains (losses)                              (1,486)           (184,054)       (557,145)
  Change in unrealized gains (losses) on investments   (1,151,187)          1,185,370       4,191,424
                                                     --------------- ------------------- ---------------
     Net increase (decrease) in net assets resulting
       from operations                                   (963,278)          1,193,007       3,593,404
                                                     --------------- ------------------- ---------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          1,140,615           1,525,553       1,292,453
  Net transfers (including fixed account)              (1,620,086)            857,808       2,186,670
  Policy charges                                         (753,537)           (937,761)       (891,797)
  Transfers for policy benefits and terminations       (1,096,336)         (1,251,700)       (823,905)
                                                     --------------- ------------------- ---------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (2,329,344)            193,900       1,763,421
                                                     --------------- ------------------- ---------------
     Net increase (decrease) in net assets             (3,292,622)          1,386,907       5,356,825
NET ASSETS:
  Beginning of year                                    14,590,838          13,203,931       7,847,106
                                                     --------------- ------------------- ---------------
  End of year                                        $ 11,298,216        $ 14,590,838    $ 13,203,931
                                                     =============== =================== ===============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

               MIST LAZARD MID CAP             MIST LEGG MASON CLEARBRIDGE AGGRESSIVE GROWTH
                       SUB-ACCOUNT                                               SUB-ACCOUNT
-------------------------------------------- ------------------------------------------------
     2011           2010           2009            2011           2010              2009
-------------- -------------- -------------- --------------- -------------- -----------------
   $ 36,818       $ 42,471       $ 51,392       $ (35,492)      $ (9,720)         $ (5,275)
   (122,416)      (292,940)      (818,312)         67,108        (72,844)         (394,944)
   (296,505)     1,500,882      2,418,051        (611,755)       639,822           901,647
-------------- -------------- -------------- --------------- -------------- -----------------
   (382,103)     1,250,413      1,651,131        (580,139)       557,258           501,428
-------------- -------------- -------------- --------------- -------------- -----------------
    594,569        719,923        814,593         979,431        294,051           353,242
    152,821       (640,534)      (227,858)      9,453,171        524,020           117,745
   (428,364)      (417,120)      (464,019)       (523,866)      (175,563)         (180,740)
   (612,749)      (531,044)      (747,242)       (764,633)      (254,121)         (220,726)
-------------- -------------- -------------- --------------- -------------- -----------------
   (293,723)      (868,775)      (624,526)      9,144,103        388,387            69,521
-------------- -------------- -------------- --------------- -------------- -----------------
   (675,826)       381,638      1,026,605       8,563,964        945,645           570,949
  6,284,997      5,903,359      4,876,754       3,231,499      2,285,854         1,714,905
-------------- -------------- -------------- --------------- -------------- -----------------
$ 5,609,171    $ 6,284,997    $ 5,903,359    $ 11,795,463    $ 3,231,499       $ 2,285,854
============== ============== ============== =============== ============== =================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                         MIST LORD ABBETT BOND DEBENTURE
                                                                             SUB-ACCOUNT
                                                     -----------------------------------------------
                                                           2011            2010            2009
                                                     --------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                        $ 2,021,528     $ 2,130,193     $ 2,379,345
  Net realized gains (losses)                             279,810         156,160        (564,005)
  Change in unrealized gains (losses) on investments     (766,942)      1,933,298       8,294,995
                                                     --------------- --------------- ---------------
     Net increase (decrease) in net assets resulting
       from operations                                  1,534,396       4,219,651      10,110,335
                                                     --------------- --------------- ---------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          3,168,229       3,308,190       3,647,703
  Net transfers (including fixed account)                  47,385        (296,189)     (1,587,805)
  Policy charges                                       (2,534,439)     (2,739,739)     (3,112,864)
  Transfers for policy benefits and terminations       (2,917,058)     (3,188,900)     (3,806,499)
                                                     --------------- --------------- ---------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (2,235,883)     (2,916,638)     (4,859,465)
                                                     --------------- --------------- ---------------
     Net increase (decrease) in net assets               (701,487)      1,303,013       5,250,870
NET ASSETS:
  Beginning of year                                    35,707,431      34,404,418      29,153,548
                                                     --------------- --------------- ---------------
  End of year                                        $ 35,005,944    $ 35,707,431    $ 34,404,418
                                                     =============== =============== ===============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

       MIST METLIFE
AGGRESSIVE STRATEGY      MIST MFS RESEARCH INTERNATIONAL              MIST MORGAN STANLEY MID CAP GROWTH
        SUB-ACCOUNT                          SUB-ACCOUNT                                     SUB-ACCOUNT
------------------- ------------------------------------------------- ----------------------------------
       2011 (a)           2011             2010           2009             2011           2010 (b)
------------------- --------------- ---------------- ---------------- --------------- ------------------
       $ (13,468)    $ 1,594,256      $ 1,434,857      $ 2,892,968        $ 53,996       $ (59,367)
         (74,150)     (2,387,427)      (5,127,391)      (8,518,143)        921,708          57,408
        (993,530)     (9,965,462)      14,487,678       33,302,946      (2,493,224)      3,178,883
------------------- --------------- ---------------- ---------------- --------------- ------------------
      (1,081,148)    (10,758,633)      10,795,144       27,677,771      (1,517,520)      3,176,924
------------------- --------------- ---------------- ---------------- --------------- ------------------
         666,880       7,407,860        8,718,971       10,534,651       2,144,432       1,485,700
       7,946,524      (3,073,291)      (4,712,965)      (6,269,892)        672,130      17,942,665
        (398,799)     (5,014,171)      (5,745,343)      (6,297,302)     (1,371,567)       (887,564)
        (492,229)     (9,093,558)     (11,993,877)     (11,085,950)     (1,790,502)     (1,102,236)
------------------- --------------- ---------------- ---------------- --------------- ------------------
       7,722,376      (9,773,160)     (13,733,214)     (13,118,493)       (345,507)     17,438,565
------------------- --------------- ---------------- ---------------- --------------- ------------------
       6,641,228     (20,531,793)      (2,938,070)      14,559,278      (1,863,027)     20,615,489
              --     108,046,291      110,984,361       96,425,083      20,615,489              --
------------------- --------------- ---------------- ---------------- --------------- ------------------
     $ 6,641,228    $ 87,514,498    $ 108,046,291    $ 110,984,361    $ 18,752,462    $ 20,615,489
=================== =============== ================ ================ =============== ==================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                      MIST OPPENHEIMER CAPITAL APPRECIATION
                                                                                SUB-ACCOUNT
                                                     ----------------------------------------
                                                         2011          2010          2009
                                                     ------------ -------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                           $ 485        $ 3,123     $ (2,330)
  Net realized gains (losses)                          (22,768)       (45,364)     (85,472)
  Change in unrealized gains (losses) on investments    13,334        129,867      359,509
                                                     ------------ -------------- ------------
     Net increase (decrease) in net assets resulting
       from operations                                  (8,949)        87,626      271,707
                                                     ------------ -------------- ------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners         110,671        160,861      151,996
  Net transfers (including fixed account)              (45,728)       (31,921)      43,113
  Policy charges                                       (58,153)       (66,170)     (71,045)
  Transfers for policy benefits and terminations       (71,553)       (46,378)     (59,492)
                                                     ------------ -------------- ------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (64,763)        16,392       64,572
                                                     ------------ -------------- ------------
     Net increase (decrease) in net assets             (73,712)       104,018      336,279
NET ASSETS:
  Beginning of year                                  1,029,123        925,105      588,826
                                                     ------------ -------------- ------------
  End of year                                        $ 955,411    $ 1,029,123    $ 925,105
                                                     ============ ============== ============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

    MIST PIMCO INFLATION PROTECTED BOND                          MIST PIMCO TOTAL RETURN
                            SUB-ACCOUNT                                      SUB-ACCOUNT
----------------------------------------------- -------------------------------------------------
      2011            2010            2009             2011             2010            2009
--------------- --------------- --------------- ---------------- ---------------- ---------------
   $ 200,329       $ 263,120       $ 302,874      $ 3,521,207      $ 4,421,669     $ 5,084,898
     824,352         488,332         (56,642)       4,348,523        1,625,317       3,101,557
     453,081         185,894       1,214,160       (3,655,970)       2,590,696       3,644,992
--------------- --------------- --------------- ---------------- ---------------- ---------------
   1,477,762         937,346       1,460,392        4,213,760        8,637,682      11,831,447
--------------- --------------- --------------- ---------------- ---------------- ---------------
   1,098,960       1,120,043       1,009,761        6,018,970        6,592,118       7,065,605
   3,225,204       2,783,339       3,297,674        3,258,530       55,578,380       9,682,378
    (947,186)       (859,172)       (805,216)      (5,113,133)      (5,453,672)     (5,490,730)
  (1,959,220)     (1,533,356)     (1,143,561)      (7,676,754)     (10,562,872)     (9,024,684)
--------------- --------------- --------------- ---------------- ---------------- ---------------
   1,417,758       1,510,854       2,358,658       (3,512,387)      46,153,954       2,232,569
--------------- --------------- --------------- ---------------- ---------------- ---------------
   2,895,520       2,448,200       3,819,050          701,373       54,791,636      14,064,016
  13,627,491      11,179,291       7,360,241      133,478,171       78,686,535      64,622,519
--------------- --------------- --------------- ---------------- ---------------- ---------------
$ 16,523,011    $ 13,627,491    $ 11,179,291    $ 134,179,544    $ 133,478,171    $ 78,686,535
=============== =============== =============== ================ ================ ===============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                       MIST RCM TECHNOLOGY
                                                                               SUB-ACCOUNT
                                                     --------------------------------------------
                                                          2011           2010           2009
                                                     -------------- -------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                         $ (34,988)     $ (28,638)     $ (20,200)
  Net realized gains (losses)                            206,473       (101,804)      (419,666)
  Change in unrealized gains (losses) on investments  (1,125,474)     2,178,257      3,015,676
                                                     -------------- -------------- --------------
     Net increase (decrease) in net assets resulting
       from operations                                  (953,989)     2,047,815      2,575,810
                                                     -------------- -------------- --------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           792,030        818,126        858,710
  Net transfers (including fixed account)                617,474         60,620        909,488
  Policy charges                                        (662,043)      (630,185)      (575,579)
  Transfers for policy benefits and terminations        (721,214)      (416,119)      (430,736)
                                                     -------------- -------------- --------------
     Net increase (decrease) in net assets resulting
       from policy transactions                           26,247       (167,558)       761,883
                                                     -------------- -------------- --------------
     Net increase (decrease) in net assets              (927,742)     1,880,257      3,337,693
NET ASSETS:
  Beginning of year                                    9,303,506      7,423,249      4,085,556
                                                     -------------- -------------- --------------
  End of year                                        $ 8,375,764    $ 9,303,506    $ 7,423,249
                                                     ============== ============== ==============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

      MIST SSGA GROWTH AND INCOME ETF                      MIST SSGA GROWTH ETF
                          SUB-ACCOUNT                               SUB-ACCOUNT
-------------------------------------------- --------------------------------------------
     2011           2010          2009           2011            2010           2009
-------------- -------------- -------------- -------------- -------------- --------------
  $ 117,975       $ 42,314       $ 22,009       $ 39,989       $ 24,417        $ 4,716
    287,339         28,439        (31,741)        93,227         35,698        (89,486)
   (354,910)       502,476        362,038       (268,657)       272,740        271,303
-------------- -------------- -------------- -------------- -------------- --------------
     50,404        573,229        352,306       (135,441)       332,855        186,533
-------------- -------------- -------------- -------------- -------------- --------------
    849,594        508,391        340,020        289,210        247,801        104,681
  2,204,598      2,640,634      1,534,271        913,975        613,415      1,435,127
   (377,163)      (214,613)       (71,392)      (168,567)      (128,467)       (66,695)
   (831,362)      (175,920)      (107,776)      (414,894)      (318,921)       (59,871)
-------------- -------------- -------------- -------------- -------------- --------------
  1,845,667      2,758,492      1,695,123        619,724        413,828      1,413,242
-------------- -------------- -------------- -------------- -------------- --------------
  1,896,071      3,331,721      2,047,429        484,283        746,683      1,599,775
  5,842,153      2,510,432        463,003      2,882,488      2,135,805        536,030
-------------- -------------- -------------- -------------- -------------- --------------
$ 7,738,224    $ 5,842,153    $ 2,510,432    $ 3,366,771    $ 2,882,488    $ 2,135,805
============== ============== ============== ============== ============== ==============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                            MIST T. ROWE PRICE MID CAP GROWTH
                                                                                  SUB-ACCOUNT
                                                     -----------------------------------------------
                                                           2011            2010            2009
                                                     --------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ (94,729)      $ (86,813)      $ (72,931)
  Net realized gains (losses)                           1,367,690         160,492        (848,226)
  Change in unrealized gains (losses) on investments   (1,608,713)      5,836,527       8,055,334
                                                     --------------- --------------- ---------------
     Net increase (decrease) in net assets resulting
       from operations                                   (335,752)      5,910,206       7,134,177
                                                     --------------- --------------- ---------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          1,865,783       1,983,466       2,184,882
  Net transfers (including fixed account)                (370,620)       (701,007)      1,331,637
  Policy charges                                       (1,361,119)     (1,449,672)     (1,520,531)
  Transfers for policy benefits and terminations       (2,051,436)     (2,501,353)     (1,909,520)
                                                     --------------- --------------- ---------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (1,917,392)     (2,668,566)         86,468
                                                     --------------- --------------- ---------------
     Net increase (decrease) in net assets             (2,253,144)      3,241,640       7,220,645
NET ASSETS:
  Beginning of year                                    26,245,833      23,004,193      15,783,548
                                                     --------------- --------------- ---------------
  End of year                                        $ 23,992,689    $ 26,245,833    $ 23,004,193
                                                     =============== =============== ===============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

      MSF ARTIO INTERNATIONAL STOCK               MSF BARCLAYS CAPITAL AGGREGATE BOND INDEX
                        SUB-ACCOUNT                                             SUB-ACCOUNT
---------------------------------------------- -------------------------------------------------
      2011           2010            2009             2011             2010            2009
-------------- --------------- --------------- ---------------- ---------------- ---------------
   $ 351,951      $ 320,959        $ 70,011      $ 4,947,338      $ 4,620,118     $ 1,662,229
    (420,302)      (546,205)       (916,141)         128,846           95,948          83,650
  (5,435,503)     2,020,906       6,441,300        5,229,529        1,052,344        (411,186)
-------------- --------------- --------------- ---------------- ---------------- ---------------
  (5,503,854)     1,795,660       5,595,170       10,305,713        5,768,410       1,334,693
-------------- --------------- --------------- ---------------- ---------------- ---------------
   2,504,045      2,943,833       3,511,972        2,277,262        2,700,633       2,940,889
    (722,291)    (1,179,612)         45,907       (2,313,049)     109,727,813         368,836
  (1,631,197)    (1,966,962)     (2,375,406)      (2,554,896)      (2,489,824)     (2,249,437)
  (2,453,924)    (2,916,210)     (2,620,461)      (2,533,170)      (2,839,277)     (2,717,826)
-------------- --------------- --------------- ---------------- ---------------- ---------------
  (2,303,367)    (3,118,951)     (1,437,988)      (5,123,853)     107,099,345      (1,657,538)
-------------- --------------- --------------- ---------------- ---------------- ---------------
  (7,807,221)    (1,323,291)      4,157,182        5,181,860      112,867,755        (322,845)
  28,928,635     30,251,926      26,094,744      141,026,063       28,158,308      28,481,153
-------------- --------------- --------------- ---------------- ---------------- ---------------
$ 21,121,414   $ 28,928,635    $ 30,251,926    $ 146,207,923    $ 141,026,063    $ 28,158,308
============== =============== =============== ================ ================ ===============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                           MSF BLACKROCK AGGRESSIVE GROWTH
                                                                               SUB-ACCOUNT
                                                     -------------------------------------------
                                                           2011           2010          2009
                                                     -------------- -------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ (2,505)     $ (10,421)      $ (4,185)
  Net realized gains (losses)                             70,010          9,754       (136,473)
  Change in unrealized gains (losses) on investments    (171,200)       403,875        992,740
                                                     -------------- -------------- --------------
     Net increase (decrease) in net assets resulting
       from operations                                  (103,695)       403,208        852,082
                                                     -------------- -------------- --------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           325,594        463,641        371,965
  Net transfers (including fixed account)                140,275       (196,590)       473,773
  Policy charges                                        (204,847)      (207,529)      (192,784)
  Transfers for policy benefits and terminations        (272,231)      (248,998)      (217,216)
                                                     -------------- -------------- --------------
     Net increase (decrease) in net assets resulting
       from policy transactions                          (11,209)      (189,476)       435,738
                                                     -------------- -------------- --------------
     Net increase (decrease) in net assets              (114,904)       213,732      1,287,820
NET ASSETS:
  Beginning of year                                    3,159,357      2,945,625      1,657,805
                                                     -------------- -------------- --------------
  End of year                                        $ 3,044,453    $ 3,159,357    $ 2,945,625
                                                     ============== ============== ==============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

              MSF BLACKROCK BOND INCOME                        MSF BLACKROCK DIVERSIFIED
                            SUB-ACCOUNT                                      SUB-ACCOUNT
------------------------------------------------- --------------------------------------------
     2011             2010             2009           2011           2010           2009
--------------- ---------------- ---------------- -------------- -------------- --------------
 $ 3,359,101      $ 3,546,886      $ 7,032,463       $ 64,534       $ 47,242      $ 141,772
      53,195          (69,776)      (1,205,666)        28,821        (20,418)      (162,929)
   2,284,539        4,256,456        3,263,289          4,829        243,365        500,258
--------------- ---------------- ---------------- -------------- -------------- --------------
   5,696,835        7,733,566        9,090,086         98,184        270,189        479,101
--------------- ---------------- ---------------- -------------- -------------- --------------
   7,261,777        8,211,767        9,523,615        235,166        317,684        469,381
  (2,917,573)      (1,017,870)      (5,159,196)       381,555         80,973          9,324
  (5,573,636)      (6,564,155)      (8,253,184)      (178,800)      (187,574)      (230,086)
  (8,693,065)      (9,243,860)     (13,387,824)      (225,248)      (215,404)      (593,896)
--------------- ---------------- ---------------- -------------- -------------- --------------
  (9,922,497)      (8,614,118)     (17,276,589)       212,673         (4,321)      (345,277)
--------------- ---------------- ---------------- -------------- -------------- --------------
  (4,225,662)        (880,552)      (8,186,503)       310,857        265,868        133,824
 100,232,236      101,112,788      109,299,291      3,014,919      2,749,051      2,615,227
--------------- ---------------- ---------------- -------------- -------------- --------------
$ 96,006,574    $ 100,232,236    $ 101,112,788    $ 3,325,776    $ 3,014,919    $ 2,749,051
=============== ================ ================ ============== ============== ==============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                 MSF BLACKROCK LARGE CAP VALUE
                                                                                   SUB-ACCOUNT
                                                     -----------------------------------------------
                                                          2011            2010             2009
                                                     -------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 84,861        $ 71,737       $ 115,450
  Net realized gains (losses)                            (96,018)       (273,799)       (861,988)
  Change in unrealized gains (losses) on investments     295,255       1,055,852       1,899,580
                                                     -------------- --------------- ---------------
     Net increase (decrease) in net assets resulting
       from operations                                   284,098         853,790       1,153,042
                                                     -------------- --------------- ---------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           942,824       1,164,980       1,582,990
  Net transfers (including fixed account)               (251,088)        150,148        (422,150)
  Policy charges                                        (636,851)       (681,047)       (845,637)
  Transfers for policy benefits and terminations        (989,542)       (918,103)       (351,856)
                                                     -------------- --------------- ---------------
     Net increase (decrease) in net assets resulting
       from policy transactions                         (934,657)       (284,022)        (36,653)
                                                     -------------- --------------- ---------------
     Net increase (decrease) in net assets              (650,559)        569,768       1,116,389
NET ASSETS:
  Beginning of year                                   10,582,253      10,012,485       8,896,096
                                                     -------------- --------------- ---------------
  End of year                                        $ 9,931,694    $ 10,582,253    $ 10,012,485
                                                     ============== =============== ===============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

            MSF BLACKROCK LEGACY LARGE CAP GROWTH                         MSF BLACKROCK MONEY MARKET
                                      SUB-ACCOUNT                                        SUB-ACCOUNT
-------------------------------------------------- --------------------------------------------------
       2011             2010             2009            2011            2010               2009
---------------- ---------------- ---------------- --------------- --------------- ------------------
   $ (595,855)      $ (532,263)       $ 140,465      $ (277,290)     $ (348,298)         $ 703,134
    4,356,402        2,728,328       (1,172,590)             --              --                 --
  (18,713,472)      25,719,182       44,308,123              --              --                 --
---------------- ---------------- ---------------- --------------- --------------- ------------------
  (14,952,925)      27,915,247       43,275,998        (277,290)       (348,298)           703,134
---------------- ---------------- ---------------- --------------- --------------- ------------------
   12,948,464       14,650,532       16,928,194       9,880,707      12,549,898         13,457,071
   (4,195,753)      (3,536,743)      (6,066,005)     15,264,359    (149,833,896)        13,376,581
   (9,381,733)     (10,567,403)     (12,174,227)     (5,496,696)     (6,714,042)        (9,504,337)
  (14,447,113)     (16,056,693)     (13,554,262)    (27,290,246)    (38,182,918)       (34,970,404)
---------------- ---------------- ---------------- --------------- --------------- ------------------
  (15,076,135)     (15,510,307)     (14,866,300)     (7,641,876)   (182,180,958)       (17,641,089)
---------------- ---------------- ---------------- --------------- --------------- ------------------
  (30,029,060)      12,404,940       28,409,698      (7,919,166)   (182,529,256)       (16,937,955)
  170,535,619      158,130,679      129,720,981      74,836,337     257,365,593        274,303,548
---------------- ---------------- ---------------- --------------- --------------- ------------------
$ 140,506,559    $ 170,535,619    $ 158,130,679    $ 66,917,171    $ 74,836,337      $ 257,365,593
================ ================ ================ =============== =============== ==================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                           MSF DAVIS VENTURE VALUE
                                                                                       SUB-ACCOUNT
                                                     --------------------------------------------------
                                                           2011             2010             2009
                                                     ---------------- ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                         $ 1,591,070      $ 1,290,753      $ 2,419,422
  Net realized gains (losses)                            4,270,724        2,938,920       (2,763,909)
  Change in unrealized gains (losses) on investments   (16,372,125)      21,989,223       62,159,517
                                                     ---------------- ---------------- ----------------
     Net increase (decrease) in net assets resulting
       from operations                                 (10,510,331)      26,218,896       61,815,030
                                                     ---------------- ---------------- ----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          20,416,677       23,705,653       27,492,918
  Net transfers (including fixed account)               (6,913,259)      (9,151,950)     (10,254,528)
  Policy charges                                       (14,094,508)     (16,238,687)     (18,863,129)
  Transfers for policy benefits and terminations       (23,153,050)     (25,257,299)     (22,140,817)
                                                     ---------------- ---------------- ----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (23,744,140)     (26,942,283)     (23,765,556)
                                                     ---------------- ---------------- ----------------
     Net increase (decrease) in net assets             (34,254,471)        (723,387)      38,049,474
NET ASSETS:
  Beginning of year                                    251,582,635      252,306,022      214,256,548
                                                     ---------------- ---------------- ----------------
  End of year                                        $ 217,328,164    $ 251,582,635    $ 252,306,022
                                                     ================ ================ ================

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

                          MSF FI VALUE LEADERS                     MSF JENNISON GROWTH
                                   SUB-ACCOUNT                             SUB-ACCOUNT
----------------------------------------------- --------------------------------------------
      2011            2010            2009           2011           2010           2009
--------------- --------------- --------------- -------------- -------------- --------------
   $ 239,638       $ 458,523       $ 960,739       $ (7,778)      $ 10,324      $ (10,595)
    (758,038)     (1,192,807)     (3,285,387)       106,710          5,992       (329,827)
  (2,538,037)      6,825,881      10,535,765        (62,105)       592,561      1,985,020
--------------- --------------- --------------- -------------- -------------- --------------
  (3,056,437)      6,091,597       8,211,117         36,827        608,877      1,644,598
--------------- --------------- --------------- -------------- -------------- --------------
   3,996,707       4,405,777       5,116,377        581,038        628,089        657,281
  (1,010,465)       (817,082)     (2,575,909)       607,228          5,675        (55,856)
  (2,920,057)     (3,279,929)     (3,748,212)      (383,340)      (415,854)      (457,644)
  (3,713,523)     (4,010,019)     (3,958,961)      (550,623)      (531,892)      (511,908)
--------------- --------------- --------------- -------------- -------------- --------------
  (3,647,338)     (3,701,253)     (5,166,705)       254,303       (313,982)      (368,127)
--------------- --------------- --------------- -------------- -------------- --------------
  (6,703,775)      2,390,344       3,044,412        291,130        294,895      1,276,471
  48,749,943      46,359,599      43,315,187      6,084,336      5,789,441      4,512,970
--------------- --------------- --------------- -------------- -------------- --------------
$ 42,046,168    $ 48,749,943    $ 46,359,599    $ 6,375,466    $ 6,084,336    $ 5,789,441
=============== =============== =============== ============== ============== ==============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                   MSF LOOMIS SAYLES SMALL CAP CORE
                                                                                        SUB-ACCOUNT
                                                     --------------------------------------------------
                                                           2011             2010             2009
                                                     ---------------- ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ (553,993)      $ (529,300)      $ (264,326)
  Net realized gains (losses)                            2,125,138         (548,615)      (4,689,587)
  Change in unrealized gains (losses) on investments    (1,198,150)      30,293,051       32,615,704
                                                     ---------------- ---------------- ----------------
     Net increase (decrease) in net assets resulting
       from operations                                     372,995       29,215,136       27,661,791
                                                     ---------------- ---------------- ----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           8,168,999        9,509,296       10,976,639
  Net transfers (including fixed account)               (3,393,493)      (3,510,661)      (5,462,833)
  Policy charges                                        (6,649,387)      (7,002,671)      (8,000,593)
  Transfers for policy benefits and terminations       (11,768,950)     (11,948,679)      (9,881,389)
                                                     ---------------- ---------------- ----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (13,642,831)     (12,952,715)     (12,368,176)
                                                     ---------------- ---------------- ----------------
     Net increase (decrease) in net assets             (13,269,836)      16,262,421       15,293,615
NET ASSETS:
  Beginning of year                                    133,490,199      117,227,778      101,934,163
                                                     ---------------- ---------------- ----------------
  End of year                                        $ 120,220,363    $ 133,490,199    $ 117,227,778
                                                     ================ ================ ================

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

   MSF LOOMIS SAYLES SMALL CAP GROWTH                     MSF MET/ARTISAN MID CAP VALUE
                          SUB-ACCOUNT                                       SUB-ACCOUNT
-------------------------------------------- -----------------------------------------------
      2011           2010          2009           2011            2010            2009
-------------- -------------- -------------- --------------- --------------- -------------
  $ (22,219)     $ (15,967)     $ (11,201)      $ 504,025       $ 281,625       $ 549,303
    183,612       (216,913)      (351,981)     (1,515,778)     (3,323,213)     (7,396,163)
    (41,171)     1,654,372      1,403,954       7,107,578      15,822,425      35,315,264
-------------- -------------- -------------- --------------- --------------- -------------
    120,222      1,421,492      1,040,772       6,095,825      12,780,837      28,468,404
-------------- -------------- -------------- --------------- --------------- -------------
    627,730        669,605        746,219       8,576,544       9,809,468      11,606,641
    718,547       (323,009)       453,811      (2,983,737)     (3,787,799)     (5,028,515)
   (394,671)      (376,500)      (395,278)     (5,517,167)     (6,006,556)     (6,747,704)
   (638,463)      (512,625)      (312,139)     (9,408,551)     (8,717,947)     (8,473,360)
-------------- -------------- -------------- --------------- --------------- -------------
    313,143       (542,529)       492,613      (9,332,911)     (8,702,834)     (8,642,938)
-------------- -------------- -------------- --------------- --------------- -------------
    433,365        878,963      1,533,385      (3,237,086)      4,078,003      19,825,466
  5,920,466      5,041,503      3,508,118      98,195,102      94,117,099      74,291,633
-------------- -------------- -------------- --------------- --------------- -------------
$ 6,353,831    $ 5,920,466    $ 5,041,503    $ 94,958,016    $ 98,195,102    $ 94,117,099
============== ============== ============== =============== =============== =============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                        MSF METLIFE CONSERVATIVE ALLOCATION
                                                                                SUB-ACCOUNT
                                                     --------------------------------------------
                                                          2011           2010            2009
                                                     -------------- -------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                         $ 188,062      $ 180,193      $ 125,632
  Net realized gains (losses)                            169,568         93,076        (73,805)
  Change in unrealized gains (losses) on investments    (106,390)       243,952        733,354
                                                     -------------- -------------- --------------
     Net increase (decrease) in net assets resulting
       from operations                                   251,240        517,221        785,181
                                                     -------------- -------------- --------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           509,621        785,675        322,895
  Net transfers (including fixed account)              1,506,520      3,319,784      1,231,312
  Policy charges                                        (480,069)      (372,874)      (332,921)
  Transfers for policy benefits and terminations      (1,408,012)      (813,313)    (1,630,642)
                                                     -------------- -------------- --------------
     Net increase (decrease) in net assets resulting
       from policy transactions                          128,060      2,919,272       (409,356)
                                                     -------------- -------------- --------------
     Net increase (decrease) in net assets               379,300      3,436,493        375,825
NET ASSETS:
  Beginning of year                                    7,463,887      4,027,394      3,651,569
                                                     -------------- -------------- --------------
  End of year                                        $ 7,843,187    $ 7,463,887    $ 4,027,394
                                                     ============== ============== ==============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

   MSF METLIFE CONSERVATIVE TO MODERATE ALLOCATION                 MSF METLIFE MID CAP STOCK INDEX
                                       SUB-ACCOUNT                                     SUB-ACCOUNT
-------------------------------------------------- -------------------------------------------------
      2011           2010                2009            2011            2010              2009
--------------- -------------- ------------------- --------------- --------------- -----------------
   $ 210,846      $ 248,578           $ 140,304       $ 114,409       $ 112,196         $ 205,150
      90,954        110,460            (174,937)      1,021,218        (125,394)         (122,469)
    (232,476)       578,350           1,108,260      (1,564,916)      4,093,522         4,498,855
--------------- -------------- ------------------- --------------- --------------- -----------------
      69,324        937,388           1,073,627        (429,289)      4,080,324         4,581,536
--------------- -------------- ------------------- --------------- --------------- -----------------
   1,515,501      1,454,098             562,128       1,408,732       1,548,866         1,720,781
   1,344,416      1,940,757           1,665,089         271,396         (91,020)           74,032
    (614,437)      (559,877)           (456,414)     (1,138,089)     (1,058,643)       (1,125,745)
    (785,623)      (671,927)           (418,785)     (1,566,381)     (1,638,122)         (959,967)
--------------- -------------- ------------------- --------------- --------------- -----------------
   1,459,857      2,163,051           1,352,018      (1,024,342)     (1,238,919)         (290,899)
--------------- -------------- ------------------- --------------- --------------- -----------------
   1,529,181      3,100,439           2,425,645      (1,453,631)      2,841,405         4,290,637
   9,905,313      6,804,874           4,379,229      19,549,154      16,707,749        12,417,112
--------------- -------------- ------------------- --------------- --------------- -----------------
$ 11,434,494    $ 9,905,313         $ 6,804,874    $ 18,095,523    $ 19,549,154      $ 16,707,749
=============== ============== =================== =============== =============== =================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                            MSF METLIFE MODERATE ALLOCATION
                                                                                SUB-ACCOUNT
                                                     -------------------------------------------------
                                                           2011            2010              2009
                                                     --------------- --------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 604,568       $ 885,385         $ 830,869
  Net realized gains (losses)                             350,176          13,570          (668,620)
  Change in unrealized gains (losses) on investments   (1,521,172)      3,656,464         6,762,521
                                                     --------------- --------------- -----------------
     Net increase (decrease) in net assets resulting
       from operations                                   (566,428)      4,555,419         6,924,770
                                                     --------------- --------------- -----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          4,655,200       4,286,641         4,578,172
  Net transfers (including fixed account)               3,137,464       5,219,269         1,399,683
  Policy charges                                       (2,900,413)     (2,752,601)       (2,760,586)
  Transfers for policy benefits and terminations       (4,570,939)     (3,133,689)       (2,912,015)
                                                     --------------- --------------- -----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                           321,312       3,619,620           305,254
                                                     --------------- --------------- -----------------
     Net increase (decrease) in net assets               (245,116)      8,175,039         7,230,024
NET ASSETS:
  Beginning of year                                    41,392,977      33,217,938        25,987,914
                                                     --------------- --------------- -----------------
  End of year                                        $ 41,147,861    $ 41,392,977      $ 33,217,938
                                                     =============== =============== =================

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

 MSF METLIFE MODERATE TO AGGRESSIVE ALLOCATION                     MSF METLIFE STOCK INDEX
                                   SUB-ACCOUNT                                 SUB-ACCOUNT
------------------------------------------------ --------------------------------------------------
      2011            2010             2009             2011             2010             2009
--------------- --------------- ---------------- ---------------- ---------------- ----------------
   $ 697,103     $ 1,047,190      $ 1,046,493      $ 1,612,038      $ 1,682,773      $ 2,856,588
      89,842        (463,575)      (1,705,041)         973,802       (1,570,930)      (2,979,050)
  (2,666,193)      6,368,871       11,742,977         (691,925)      18,028,469       30,593,036
--------------- --------------- ---------------- ---------------- ---------------- ----------------
  (1,879,248)      6,952,486       11,084,429        1,893,915       18,140,312       30,470,574
--------------- --------------- ---------------- ---------------- ---------------- ----------------
   6,202,504       6,668,980        9,224,436       10,767,426       12,266,081       15,334,773
  (2,084,269)       (619,117)         511,771       (2,062,476)      (2,490,090)      (4,037,185)
  (3,677,423)     (4,190,130)      (4,833,195)      (8,470,260)      (9,231,170)     (11,591,782)
  (4,380,583)     (6,407,344)      (3,427,356)     (10,600,039)     (13,158,670)     (17,732,071)
--------------- --------------- ---------------- ---------------- ---------------- ----------------
  (3,939,771)     (4,547,611)       1,475,656      (10,365,349)     (12,613,849)     (18,026,265)
--------------- --------------- ---------------- ---------------- ---------------- ----------------
  (5,819,019)      2,404,875       12,560,085       (8,471,434)       5,526,463       12,444,309
  52,356,073      49,951,198       37,391,113      143,555,332      138,028,869      125,584,560
--------------- --------------- ---------------- ---------------- ---------------- ----------------
$ 46,537,054    $ 52,356,073     $ 49,951,198    $ 135,083,898    $ 143,555,332    $ 138,028,869
=============== =============== ================ ================ ================ ================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                     MSF MFS TOTAL RETURN
                                                                              SUB-ACCOUNT
                                                     -------------------------------------------------------
                                                             2011                    2010            2009
                                                     --------------- ----------------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                        $ 1,962,374             $ 2,325,432     $ 3,488,685
  Net realized gains (losses)                            (304,123)             (1,139,944)     (2,858,231)
  Change in unrealized gains (losses) on investments       44,033               7,092,134      14,314,270
                                                     --------------- ----------------------- ---------------
     Net increase (decrease) in net assets resulting
       from operations                                  1,702,284               8,277,622      14,944,724
                                                     --------------- ----------------------- ---------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          6,699,016               7,606,822       8,999,960
  Net transfers (including fixed account)              (2,092,249)             (3,010,463)     (2,354,010)
  Policy charges                                       (6,723,353)             (7,226,683)     (8,190,222)
  Transfers for policy benefits and terminations       (7,621,682)             (8,423,042)     (8,902,863)
                                                     --------------- ----------------------- ---------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (9,738,268)            (11,053,366)    (10,447,135)
                                                     --------------- ----------------------- ---------------
     Net increase (decrease) in net assets             (8,035,984)             (2,775,744)      4,497,589
NET ASSETS:
  Beginning of year                                    91,840,770              94,616,514      90,118,925
                                                     --------------- ----------------------- ---------------
  End of year                                        $ 83,804,786            $ 91,840,770    $ 94,616,514
                                                     =============== ======================= ===============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

                           MSF MFS VALUE                            MSF MORGAN STANLEY EAFE INDEX
                             SUB-ACCOUNT                                              SUB-ACCOUNT
------------------------------------------------ -------------------------------------------------
      2011             2010            2009            2011            2010              2009
--------------- ---------------- --------------- --------------- --------------- -----------------
   $ 163,181        $ 139,364       $ (28,944)      $ 293,416       $ 351,750         $ 538,643
      70,774         (102,141)       (358,257)       (180,949)       (479,365)         (955,081)
    (156,520)       1,215,156       2,390,394      (1,791,113)      1,109,125         3,934,370
--------------- ---------------- --------------- --------------- --------------- -----------------
      77,435        1,252,379       2,003,193      (1,678,646)        981,510         3,517,932
--------------- ---------------- --------------- --------------- --------------- -----------------
   1,559,373        1,573,864       1,672,132       1,106,381       1,344,811         1,530,974
     633,916          213,683       1,294,923        (344,091)     (1,280,388)         (475,218)
    (830,582)        (899,331)     (1,028,412)       (654,481)       (805,134)         (986,776)
  (1,155,103)        (930,244)       (693,686)     (1,241,685)     (1,454,557)       (1,075,372)
--------------- ---------------- --------------- --------------- --------------- -----------------
     207,604          (42,028)      1,244,957      (1,133,876)     (2,195,268)       (1,006,392)
--------------- ---------------- --------------- --------------- --------------- -----------------
     285,039        1,210,351       3,248,150      (2,812,522)     (1,213,758)        2,511,540
  12,898,085       11,687,734       8,439,584      14,469,634      15,683,392        13,171,852
--------------- ---------------- --------------- --------------- --------------- -----------------
$ 13,183,124     $ 12,898,085    $ 11,687,734    $ 11,657,112    $ 14,469,634      $ 15,683,392
=============== ================ =============== =============== =============== =================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                     MSF NEUBERGER BERMAN GENESIS
                                                                                      SUB-ACCOUNT
                                                     -------------------------------------------------
                                                           2011            2010              2009
                                                     --------------- --------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 137,943        $ 40,070         $ 228,069
  Net realized gains (losses)                          (1,126,214)     (2,429,709)       (3,770,828)
  Change in unrealized gains (losses) on investments    2,953,822       9,008,497         7,372,568
                                                     --------------- --------------- -----------------
     Net increase (decrease) in net assets resulting
       from operations                                  1,965,551       6,618,858         3,829,809
                                                     --------------- --------------- -----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          3,896,507       4,463,751         5,343,450
  Net transfers (including fixed account)                (605,156)     (1,682,068)       (2,152,361)
  Policy charges                                       (2,404,008)     (2,524,108)       (3,027,584)
  Transfers for policy benefits and terminations       (3,742,104)     (3,662,916)       (3,575,391)
                                                     --------------- --------------- -----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (2,854,761)     (3,405,341)       (3,411,886)
                                                     --------------- --------------- -----------------
     Net increase (decrease) in net assets               (889,210)      3,213,517           417,923
NET ASSETS:
  Beginning of year                                    37,222,521      34,009,004        33,591,081
                                                     --------------- --------------- -----------------
  End of year                                        $ 36,333,311    $ 37,222,521      $ 34,009,004
                                                     =============== =============== =================

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

             MSF NEUBERGER BERMAN MID CAP VALUE                   MSF OPPENHEIMER GLOBAL EQUITY
                                    SUB-ACCOUNT                                     SUB-ACCOUNT
------------------------------------------------- -----------------------------------------------
      2011            2010              2009           2011           2010             2009
--------------- --------------- ----------------- -------------- -------------- ----------------
   $ 123,389       $ 130,451         $ 268,419      $ 127,543       $ 81,105        $ 111,190
     203,703        (387,790)       (1,872,160)       162,561         25,730         (614,945)
  (2,251,766)      7,017,163        10,630,614       (876,202)     1,041,540        2,262,131
--------------- --------------- ----------------- -------------- -------------- ----------------
  (1,924,674)      6,759,824         9,026,873       (586,098)     1,148,375        1,758,376
--------------- --------------- ----------------- -------------- -------------- ----------------
   2,578,015       2,934,367         3,378,482        561,011        658,711          990,382
    (775,174)       (383,687)         (843,643)       (63,012)     1,189,204          365,932
  (1,778,801)     (1,913,455)       (1,920,148)      (449,265)      (464,584)        (424,934)
  (3,158,739)     (2,793,285)       (2,070,561)      (722,389)    (1,194,042)        (308,444)
--------------- --------------- ----------------- -------------- -------------- ----------------
  (3,134,699)     (2,156,060)       (1,455,870)      (673,655)       189,289          622,936
--------------- --------------- ----------------- -------------- -------------- ----------------
  (5,059,373)      4,603,764         7,571,003     (1,259,753)     1,337,664        2,381,312
  32,184,569      27,580,805        20,009,802      8,171,114      6,833,450        4,452,138
--------------- --------------- ----------------- -------------- -------------- ----------------
$ 27,125,196    $ 32,184,569      $ 27,580,805    $ 6,911,361    $ 8,171,114      $ 6,833,450
=============== =============== ================= ============== ============== ================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                        MSF RUSSELL 2000 INDEX
                                                                                   SUB-ACCOUNT
                                                     -----------------------------------------------
                                                          2011            2010            2009
                                                     --------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 142,602       $ 139,654       $ 279,947
  Net realized gains (losses)                              98,499        (423,882)       (812,710)
  Change in unrealized gains (losses) on investments   (1,123,292)      4,984,934       4,554,390
                                                     --------------- --------------- ---------------
     Net increase (decrease) in net assets resulting
       from operations                                   (882,191)      4,700,706       4,021,627
                                                     --------------- --------------- ---------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          1,456,874       1,660,915       1,983,105
  Net transfers (including fixed account)                (642,463)     (1,107,563)       (652,910)
  Policy charges                                       (1,065,578)     (1,185,347)     (1,282,041)
  Transfers for policy benefits and terminations       (1,671,194)     (2,057,936)     (1,686,364)
                                                     --------------- --------------- ---------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (1,922,361)     (2,689,931)     (1,638,210)
                                                     --------------- --------------- ---------------
     Net increase (decrease) in net assets             (2,804,552)      2,010,775       2,383,417
NET ASSETS:
  Beginning of year                                    21,334,669      19,323,894      16,940,477
                                                     --------------- --------------- ---------------
  End of year                                        $ 18,530,117    $ 21,334,669    $ 19,323,894
                                                     =============== =============== ===============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

            MSF T. ROWE PRICE LARGE CAP GROWTH              MSF T. ROWE PRICE SMALL CAP GROWTH
                                   SUB-ACCOUNT                                     SUB-ACCOUNT
----------------------------------------------- -----------------------------------------------
     2011           2010              2009           2011           2010              2009
-------------- -------------- ----------------- -------------- -------------- -----------------
  $ (28,850)      $ (9,397)         $ 14,384      $ (30,515)     $ (17,022)         $ (1,552)
    151,671        (20,266)         (486,706)       263,229          8,250          (220,665)
   (319,284)     1,204,373         2,672,522       (210,035)     1,402,367         1,385,648
-------------- -------------- ----------------- -------------- -------------- -----------------
   (196,463)     1,174,710         2,200,200         22,679      1,393,595         1,163,431
-------------- -------------- ----------------- -------------- -------------- -----------------
    694,182        718,499           809,355        566,158        413,147           388,166
  1,276,616        648,773          (303,225)     1,943,340        793,206           132,256
   (470,028)      (430,131)         (475,265)      (455,020)      (262,172)         (260,542)
   (818,628)      (481,966)         (488,104)      (468,931)      (417,012)         (341,171)
-------------- -------------- ----------------- -------------- -------------- -----------------
    682,142        455,175          (457,239)     1,585,547        527,169           (81,291)
-------------- -------------- ----------------- -------------- -------------- -----------------
    485,679      1,629,885         1,742,961      1,608,226      1,920,764         1,082,140
  8,617,337      6,987,452         5,244,491      5,965,369      4,044,605         2,962,465
-------------- -------------- ----------------- -------------- -------------- -----------------
$ 9,103,016    $ 8,617,337       $ 6,987,452    $ 7,573,595    $ 5,965,369       $ 4,044,605
============== ============== ================= ============== ============== =================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                                  MSF WESTERN ASSET
                                                            MANAGEMENT STRATEGIC BOND OPPORTUNITIES
                                                                                        SUB-ACCOUNT
                                                     ------------------------------------------------------
                                                           2011                2010              2009
                                                     --------------- -------------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 784,205            $ 934,406         $ 827,403
  Net realized gains (losses)                             188,897              135,339            63,486
  Change in unrealized gains (losses) on investments      (18,553)             797,644         2,695,652
                                                     --------------- -------------------- -----------------
     Net increase (decrease) in net assets resulting
       from operations                                    954,549            1,867,389         3,586,541
                                                     --------------- -------------------- -----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          1,115,345            1,284,954         1,395,572
  Net transfers (including fixed account)                 (73,098)           1,320,454           441,302
  Policy charges                                         (860,934)            (908,975)         (981,021)
  Transfers for policy benefits and terminations       (1,560,465)          (1,726,548)       (1,283,231)
                                                     --------------- -------------------- -----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (1,379,152)             (30,115)         (427,378)
                                                     --------------- -------------------- -----------------
     Net increase (decrease) in net assets               (424,603)           1,837,274         3,159,163
NET ASSETS:
  Beginning of year                                    17,002,232           15,164,958        12,005,795
                                                     --------------- -------------------- -----------------
  End of year                                        $ 16,577,629         $ 17,002,232      $ 15,164,958
                                                     =============== ==================== =================

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

  MSF WESTERN ASSET MANAGEMENT U.S. GOVERNMENT                            MSF ZENITH EQUITY
                                   SUB-ACCOUNT                                  SUB-ACCOUNT
----------------------------------------------- ------------------------------------------------------
     2011           2010              2009            2011                 2010             2009
-------------- -------------- ----------------- ---------------- -------------------- ----------------
   $ 96,408      $ 216,337         $ 353,419      $ 1,982,601          $ 4,243,666     $ 20,203,954
    305,177         42,354           (58,466)      (5,850,866)         (11,706,089)      36,659,366
     15,871        226,024            42,855      (12,315,797)          62,607,149       47,389,321
-------------- -------------- ----------------- ---------------- -------------------- ----------------
    417,456        484,715           337,808      (16,184,062)          55,144,726      104,252,641
-------------- -------------- ----------------- ---------------- -------------------- ----------------
    663,847        792,418         1,224,281       29,312,683           33,217,070       37,909,330
   (686,820)       311,665           720,128       (7,529,678)          (7,825,997)     (11,801,037)
   (516,680)      (618,364)         (733,084)     (19,031,925)         (20,803,190)     (23,402,003)
 (1,219,960)      (806,148)         (717,365)     (44,902,603)         (47,346,471)     (39,433,696)
-------------- -------------- ----------------- ---------------- -------------------- ----------------
 (1,759,613)      (320,429)          493,960      (42,151,523)         (42,758,588)     (36,727,406)
-------------- -------------- ----------------- ---------------- -------------------- ----------------
 (1,342,157)       164,286           831,768      (58,335,585)          12,386,138       67,525,235
  9,114,088      8,949,802         8,118,034      456,024,164          443,638,026      376,112,791
-------------- -------------- ----------------- ---------------- -------------------- ----------------
$ 7,771,931    $ 9,114,088       $ 8,949,802    $ 397,688,579        $ 456,024,164    $ 443,638,026
============== ============== ================= ================ ==================== ================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

New England Variable Life Separate Account (the "Separate Account"), a separate account of New England Life Insurance Company (the "Company"), was established by the Company's Board of Directors on January 31, 1983 to support operations of the Company with respect to certain variable life insurance policies (the "Policies"). The Company is an indirect wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the Massachusetts Division of Insurance.

The Separate Account is divided into Sub-Accounts, each of which is treated as an individual accounting entity for financial reporting purposes. Each Sub-Account invests in shares of the corresponding portfolio or fund (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

American Funds Insurance Series ("American Funds")
Fidelity Variable Insurance Products ("Fidelity VIP")
Met Investors Series Trust ("MIST")*
Metropolitan Series Fund, Inc. ("MSF")*

*See Note 5 for a discussion of additional information on related party transactions.

The assets of each of the Sub-Accounts of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Policies is not chargeable with liabilities arising out of any other business the Company may conduct.

2. LIST OF SUB-ACCOUNTS

Premium payments, less any applicable charges, applied to the Separate Account are invested in one or more Sub-Accounts in accordance with the selection made by the policy owner. The following Sub-Accounts had net assets as of December 31, 2011:

American Funds Bond Sub-Account
American Funds Global Small Capitalization
  Sub-Account
American Funds Growth Sub-Account
American Funds Growth-Income Sub-Account
Fidelity VIP Equity-Income Sub-Account
MIST BlackRock Large Cap Core Sub-Account
MIST Clarion Global Real Estate Sub-Account
MIST Harris Oakmark International Sub-Account
MIST Invesco Small Cap Growth Sub-Account
MIST Janus Forty Sub-Account
MIST Lazard Mid Cap Sub-Account
MIST Legg Mason ClearBridge Aggressive Growth
  Sub-Account
MIST Lord Abbett Bond Debenture Sub-Account
MIST MetLife Aggressive Strategy Sub-Account*
MIST MFS Research International Sub-Account
MIST Morgan Stanley Mid Cap Growth Sub-Account
MIST Oppenheimer Capital Appreciation Sub-Account
MIST PIMCO Inflation Protected Bond Sub-Account
MIST PIMCO Total Return Sub-Account
MIST RCM Technology Sub-Account
MIST SSgA Growth and Income ETF Sub-Account
MIST SSgA Growth ETF Sub-Account
MIST T. Rowe Price Mid Cap Growth Sub-Account
MSF Artio International Stock Sub-Account
MSF Barclays Capital Aggregate Bond Index
  Sub-Account
MSF BlackRock Aggressive Growth Sub-Account
MSF BlackRock Bond Income Sub-Account
MSF BlackRock Diversified Sub-Account
MSF BlackRock Large Cap Value Sub-Account
MSF BlackRock Legacy Large Cap Growth
  Sub-Account
MSF BlackRock Money Market Sub-Account
MSF Davis Venture Value Sub-Account
MSF FI Value Leaders Sub-Account
MSF Jennison Growth Sub-Account
MSF Loomis Sayles Small Cap Core Sub-Account
MSF Loomis Sayles Small Cap Growth Sub-Account
MSF Met/Artisan Mid Cap Value Sub-Account
MSF MetLife Conservative Allocation Sub-Account
MSF MetLife Conservative to Moderate Allocation
  Sub-Account

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

2. LIST OF SUB-ACCOUNTS -- (CONTINUED)

MSF MetLife Mid Cap Stock Index Sub-Account
MSF MetLife Moderate Allocation Sub-Account
MSF MetLife Moderate to Aggressive Allocation
  Sub-Account
MSF MetLife Stock Index Sub-Account
MSF MFS Total Return Sub-Account
MSF MFS Value Sub-Account
MSF Morgan Stanley EAFE Index Sub-Account
MSF Neuberger Berman Genesis Sub-Account
MSF Neuberger Berman Mid Cap Value Sub-Account
MSF Oppenheimer Global Equity Sub-Account
MSF Russell 2000 Index Sub-Account
MSF T. Rowe Price Large Cap Growth Sub-Account
MSF T. Rowe Price Small Cap Growth Sub-Account
MSF Western Asset Management Strategic Bond
  Opportunities Sub-Account
MSF Western Asset Management U.S. Government
  Sub-Account
MSF Zenith Equity Sub-Account

*This Sub-Account began operations during the year ended December 31, 2011.

3. PORTFOLIO CHANGES

The following Sub-Accounts ceased operations during the year ended December 31, 2011:

MIST Legg Mason Value Equity Sub-Account
MSF MetLife Aggressive Allocation Sub-Account

The operations of the Sub-Accounts were affected by the following changes that occurred during the year ended December 31, 2011:

MERGERS:

FORMER PORTFOLIO                                   NEW PORTFOLIO
(MIST) Legg Mason Value Equity Portfolio           (MIST) Legg Mason ClearBridge Aggressive Growth Portfolio
(MSF) MetLife Aggressive Allocation Portfolio      (MIST) MetLife Aggressive Strategy Portfolio


4. SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING
The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable life separate accounts registered as unit investment trusts.

SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

SECURITY VALUATION
The Sub-Accounts' investment in shares of the portfolio or fund of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Sub-Accounts.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

SECURITY VALUATION -- (CONTINUED)
The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Separate Account prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Separate Account has categorized its assets based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The input levels are as follows:

Level 1 Unadjusted quoted prices in active markets for identical assets that the Separate Account has the ability to access.

Level 2 Observable inputs other than quoted prices in Level 1 that are observable either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market or prices for similar instruments.

Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets, representing the Separate Account's own assumptions about the assumptions a market participant would use in valuing the asset, and based on the best information available.

Each Sub-Account invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day. On that basis, the inputs used to value all shares held by the Separate Account, which are measured at fair value on a recurring basis, are classified as Level 2. There were no transfers between Level 1 and Level 2, and no activity in Level 3 during the year.

FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.

PREMIUM PAYMENTS
The Company deducts a sales charge and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain Policies, the Company also deducts a federal income tax charge before amounts are allocated to the Separate Account. This federal income tax charge is imposed in connection with certain Policies to recover a portion of the federal income tax adjustment attributable to policy acquisition expenses. Net premiums are reported as premium payments received from policy owners on the statements of changes in net assets of the applicable Sub-Accounts as of the end of the valuation period in which received, as provided in the prospectus.

NET TRANSFERS
Funds transferred by the policy owner into or out of the Sub-Accounts within the Separate Account or into or out of the fixed account (an investment option in the Company's general account) are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Sub-Accounts.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. SIGNIFICANT ACCOUNTING POLICIES -- (CONCLUDED)

USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS
Effective January 1, 2010, the Separate Account adopted new guidance that requires new disclosures about significant transfers in and/or out of Levels 1 and 2 of the fair value hierarchy and activity in Level 3. In addition, this guidance provides clarification of existing disclosure requirements about the level of disaggregation and inputs and valuation techniques. The adoption of this guidance did not have an impact on the Separate Account's financial statements.

Effective December 31, 2009, the Separate Account adopted new guidance on: (i) measuring the fair value of investments in certain entities that calculate a NAV per share; (ii) how investments within its scope would be classified in the fair value hierarchy; and (iii) enhanced disclosure requirements about the nature and risks of investments measured at fair value on a recurring or non-recurring basis. As a result, the Separate Account classified all of its investments, which utilize a NAV to measure fair value, as Level 2 in the fair value hierarchy.

Effective April 1, 2009, the Separate Account adopted prospectively new guidance, which establishes general standards for accounting and disclosures of events that occur subsequent to the statements of assets and liabilities date but before financial statements are issued, as revised in February 2010. The Separate Account has provided the required disclosures, if any, in its financial statements.

FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS
In May 2011, the Financial Accounting Standards Board ("FASB") issued new guidance regarding fair value measurements (Accounting Standards Update ("ASU") 2011-04, FAIR VALUE MEASUREMENT (TOPIC 820): AMENDMENTS TO ACHIEVE COMMON FAIR VALUE MEASUREMENT AND DISCLOSURE REQUIREMENTS IN U.S. GAAP AND IFRSS), effective for the first interim or annual period beginning after December 15, 2011. The guidance should be applied prospectively. The amendments in this ASU are intended to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards ("IFRS"). Some of the amendments clarify the FASB's intent on the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The Separate Account does not expect the adoption of this new guidance to have a material impact on its financial statements.

5. EXPENSES AND RELATED PARTY TRANSACTIONS

Each Sub-Account calculates a daily performance measure called a "unit value," which reflects changes in the net asset value per share of the underlying assets of the portfolio or fund including daily charges against the Sub-Account for mortality and expense risk charges, where applicable, and any dividend or capital gain distributions from the portfolio or fund.

The following annual Separate Account charge paid to the Company is an asset-based charge assessed through a daily reduction in unit values, which is recorded as an expense in the accompanying statements of operations:

MORTALITY AND EXPENSE RISK -- The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

The table below represents the range of effective annual rates for the charge for the year ended December 31, 2011:

Mortality and Expense Risk 0.00% - 0.90%

The above referenced charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular policy.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. EXPENSES AND RELATED PARTY TRANSACTIONS -- (CONTINUED)

For some Policies, a Mortality and Expense Risk charge ranging from 0.10% to 0.90% and an Administrative charge of 0.35% is assessed on a monthly basis through the reduction in policy owner cash values. Other policy charges that are assessed through the reduction in policy owner cash values generally include: cost of insurance ("COI") charges, administrative charges, a policy fee, and charges for benefits provided by rider, if any. The COI charge is the primary charge under the policy for the death benefit provided by the Company which may vary by policy based on underwriting criteria. Administrative charges range from $.02 to $.35 for every $1,000 of the policy face amount and are assessed per policy per month. Policy fees range from $0 to $25 and are assessed monthly depending on the policy and the policy year. In addition, the Policies impose a surrender charge if the policy is partially or fully surrendered within the specified surrender charge period that ranges from 0% to 90% of the policy's target premium. Certain policies have an additional surrender charge that ranges from $0 to $5 per $1,000 of policy face amount. Most policies offer optional benefits that can be added to the policy by rider. The charge for riders that provide life insurance benefits can range from $0 to $500 per $1,000 of coverage and the charge for riders providing benefits in the event of disability can range from $.86 to $67.77 per $100 of the benefit provided. These charges are paid to the Company and are recorded as policy charges in the accompanying statements of changes in net assets of the applicable Sub-Accounts.

Certain investments in the various portfolios of the MIST and MSF Trusts hold shares that are managed by MetLife Advisers, LLC, which acts in the capacity of investment advisor and is an affiliate of the Company. On May 1, 2009, Met Investors Advisory, LLC, an affiliate of the Company and previous manager of the MIST Trust, merged into MetLife Advisers, LLC.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. STATEMENTS OF INVESTMENTS

                                                                                         FOR THE YEAR ENDED
                                                       AS OF DECEMBER 31, 2011            DECEMBER 31, 2011
                                                       ----------------------- ----------------------------
                                                                                     COST OF       PROCEEDS
                                                           SHARES     COST ($) PURCHASES ($) FROM SALES ($)
                                                       ---------- ------------ ------------- --------------
American Funds Bond Sub-Account                           997,856   10,672,193     1,124,427      2,952,818
American Funds Global Small Capitalization Sub-Account  2,870,746   57,806,672     2,494,374      7,722,750
American Funds Growth Sub-Account                       2,821,710  144,393,416     2,972,022     20,763,890
American Funds Growth-Income Sub-Account                2,785,738   97,211,974     3,261,996      9,989,919
Fidelity VIP Equity-Income Sub-Account                  4,790,173  106,488,389     3,621,875      9,718,306
MIST BlackRock Large Cap Core Sub-Account                 337,968    2,981,063     1,281,678      1,039,225
MIST Clarion Global Real Estate Sub-Account             1,820,488   23,996,079     2,228,813      1,929,158
MIST Harris Oakmark International Sub-Account           3,302,143   47,983,711     2,829,279      5,113,421
MIST Invesco Small Cap Growth Sub-Account                 225,628    2,843,304       314,924        531,683
MIST Janus Forty Sub-Account                              177,680   12,163,567     1,125,793      3,274,489
MIST Lazard Mid Cap Sub-Account                           524,138    6,305,324     1,030,955      1,282,749
MIST Legg Mason ClearBridge Aggressive Growth
  Sub-Account                                           1,509,033   12,034,472    11,004,466      1,910,553
MIST Lord Abbett Bond Debenture Sub-Account             2,743,457   33,080,153     4,062,494      4,184,370
MIST MetLife Aggressive Strategy Sub-Account (a)          743,924    7,711,160     8,620,463        835,153
MIST MFS Research International Sub-Account             9,700,120  117,747,133     3,620,030     11,801,704
MIST Morgan Stanley Mid Cap Growth Sub-Account          1,739,562   18,066,818     3,026,554      2,774,995
MIST Oppenheimer Capital Appreciation Sub-Account         157,177    1,081,552       156,841        221,306
MIST PIMCO Inflation Protected Bond Sub-Account         1,389,041   15,517,592     5,998,558      3,734,557
MIST PIMCO Total Return Sub-Account                    11,058,128  131,991,197    16,212,494     12,146,718
MIST RCM Technology Sub-Account                         1,895,755    8,319,216     1,709,810      1,723,879
MIST SSgA Growth and Income ETF Sub-Account               691,035    7,385,726     4,065,789      1,967,380
MIST SSgA Growth ETF Sub-Account                          315,306    3,248,868     1,782,419      1,118,259
MIST T. Rowe Price Mid Cap Growth Sub-Account           2,518,760   20,811,279     2,525,688      3,882,593
MSF Artio International Stock Sub-Account               2,687,402   28,255,763     1,208,410      3,140,460
MSF Barclays Capital Aggregate Bond Index Sub-Account  12,635,379  139,396,706     6,491,933      6,656,968
MSF BlackRock Aggressive Growth Sub-Account               117,122    2,817,232       584,757        602,816
MSF BlackRock Bond Income Sub-Account                     866,058   93,532,772     4,875,105     11,445,202
MSF BlackRock Diversified Sub-Account                     208,868    3,246,137     1,058,892        779,960
MSF BlackRock Large Cap Value Sub-Account                 961,571   10,721,667     1,537,179      2,372,449
MSF BlackRock Legacy Large Cap Growth Sub-Account       5,631,240  112,964,106     1,223,972     16,921,721
MSF BlackRock Money Market Sub-Account                    669,799   66,979,883    26,177,499     34,088,464
MSF Davis Venture Value Sub-Account                     7,325,164  187,977,083     3,592,042     25,775,405
MSF FI Value Leaders Sub-Account                          319,565   52,398,524       967,725      4,386,698
MSF Jennison Growth Sub-Account                           525,685    5,780,858     1,046,841        797,027
MSF Loomis Sayles Small Cap Core Sub-Account              536,606  105,160,029       848,985     15,060,800
MSF Loomis Sayles Small Cap Growth Sub-Account            634,800    5,905,771     2,214,470      1,935,693
MSF Met/Artisan Mid Cap Value Sub-Account                 530,423  107,780,982     1,708,403     10,565,468
MSF MetLife Conservative Allocation Sub-Account           677,205    7,441,694     3,042,980      2,729,490
MSF MetLife Conservative to Moderate Allocation
  Sub-Account                                           1,017,519   10,792,218     2,869,669      1,191,424
MSF MetLife Mid Cap Stock Index Sub-Account             1,398,405   17,957,563     2,779,144      2,824,410
MSF MetLife Moderate Allocation Sub-Account             3,809,264   40,157,199     8,070,347      7,065,615
MSF MetLife Moderate to Aggressive Allocation
  Sub-Account                                           4,469,728   47,501,259     3,897,208      7,258,085
MSF MetLife Stock Index Sub-Account                     4,564,358  134,969,411     4,425,803     12,320,163
MSF MFS Total Return Sub-Account                          646,115   86,286,747     3,650,744     11,456,332
MSF MFS Value Sub-Account                               1,078,035   12,916,706     2,156,621      1,799,646
MSF Morgan Stanley EAFE Index Sub-Account               1,138,187   14,139,873     1,286,595      2,176,022
MSF Neuberger Berman Genesis Sub-Account                3,017,048   46,227,136     1,184,935      3,892,261
MSF Neuberger Berman Mid Cap Value Sub-Account          1,458,087   27,984,693     1,574,281      4,569,886
MSF Oppenheimer Global Equity Sub-Account                 497,807    7,095,266     1,349,590      1,889,772
MSF Russell 2000 Index Sub-Account                      1,465,887   18,707,327     1,477,884      3,255,048
MSF T. Rowe Price Large Cap Growth Sub-Account            613,048    8,520,726     2,271,383      1,615,244
MSF T. Rowe Price Small Cap Growth Sub-Account            454,937    6,819,322     3,491,487      1,936,344

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. STATEMENTS OF INVESTMENTS -- (CONTINUED)

                                                                                            FOR THE YEAR ENDED
                                                          AS OF DECEMBER 31, 2011            DECEMBER 31, 2011
                                                          ----------------------- ----------------------------
                                                                                        COST OF       PROCEEDS
                                                             SHARES      COST ($) PURCHASES ($) FROM SALES ($)
                                                          --------- ------------- ------------- --------------
MSF Western Asset Management Strategic Bond Opportunities
  Sub-Account                                             1,276,791    15,555,318     2,658,400      3,238,716
MSF Western Asset Management U.S. Government
  Sub-Account                                               638,250     7,668,538     1,060,613      2,435,599
MSF Zenith Equity Sub-Account                             1,304,177   469,592,570     5,104,490     45,213,086

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. FINANCIAL HIGHLIGHTS

The Company sells a number of variable life products which have unique combinations of features and fees, some of which directly affect the unit values of the Sub-Accounts. Differences in the fee structures result in a variety of expense ratios and total returns.

The following table is a summary of total returns and expenses as a percentage of average net assets, excluding expenses for the underlying portfolio or fund, and the investment income ratio to average net assets, for the respective stated periods in the five years ended December 31, 2011. The table shows the ranges of total returns of the Sub-Accounts for all Policies investing in the Separate Account. The total return reflects the appropriate mortality and expense risk charged against the Sub-Account assets, where applicable, for each type of policy. These figures do not reflect charges deducted from the premiums and the cash values of the Policies as such charges will affect the actual cash values and benefits of the Policies.

                                                                  AS OF
                                                            DECEMBER 31             FOR THE YEAR ENDED DECEMBER 31
                                                            ----------- ---------------------------------------------
                                                                                       EXPENSE(2)         TOTAL(3)
                                                                        INVESTMENT(1)       RATIO           RETURN
                                                                    NET        INCOME   LOWEST TO        LOWEST TO
                                                             ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                                            ----------- ------------- ----------- -------------------
American Funds Bond Sub-Account                        2011  10,837,107          2.87 0.00 - 0.90      5.16 - 6.10
                                                       2010  12,310,904          2.96 0.00 - 0.90      5.49 - 6.44
                                                       2009  11,500,823          3.32 0.20 - 0.90    11.60 - 12.61
                                                       2008   9,026,087          5.63 0.20 - 0.90  (10.16) - (9.35)
                                                       2007   9,806,449          9.07 0.20 - 0.90      2.40 - 3.33
American Funds Global Small Capitalization Sub-Account 2011  48,898,141          1.34 0.00 - 0.90 (19.87) - (19.14)
                                                       2010  66,963,488          1.72 0.00 - 0.90    21.32 - 22.41
                                                       2009  60,520,918          0.28 0.20 - 0.90    59.85 - 61.30
                                                       2008  40,586,683            -- 0.20 - 0.90 (53.94) - (53.52)
                                                       2007  87,957,000          2.91 0.20 - 0.90    20.33 - 21.43
American Funds Growth Sub-Account                      2011 145,777,657          0.60 0.00 - 0.90   (5.13) - (4.28)
                                                       2010 170,692,510          0.71 0.00 - 0.90    17.62 - 18.68
                                                       2009 162,060,936          0.66 0.20 - 0.90    38.16 - 39.41
                                                       2008 127,756,199          0.80 0.20 - 0.90 (44.47) - (43.97)
                                                       2007 235,822,089          0.78 0.20 - 0.90    11.34 - 12.35
American Funds Growth-Income Sub-Account               2011  92,079,552          1.52 0.00 - 0.90   (2.71) - (1.83)
                                                       2010 102,044,715          1.48 0.00 - 0.90    10.43 - 11.43
                                                       2009  97,408,026          1.61 0.20 - 0.90    30.07 - 31.24
                                                       2008  80,153,968          1.72 0.20 - 0.90 (38.41) - (37.85)
                                                       2007 131,971,932          1.54 0.20 - 0.90      4.10 - 5.04
Fidelity VIP Equity-Income Sub-Account                 2011  89,477,712          2.47 0.00 - 0.90      0.07 - 0.97
                                                       2010  96,954,000          1.81 0.00 - 0.90    14.12 - 15.15
                                                       2009  93,824,853          2.28 0.20 - 0.90    29.04 - 30.21
                                                       2008  81,257,307          2.39 0.20 - 0.90 (43.17) - (42.65)
                                                       2007 160,705,816          1.75 0.20 - 0.90      0.62 - 1.53
MIST BlackRock Large Cap Core Sub-Account              2011   2,923,852          1.02 0.00 - 0.90    (0.36) - 0.54
  (Commenced 4/30/2007)                                2010   2,737,804          1.29 0.00 - 0.90    11.97 - 12.73
                                                       2009   2,299,746          1.41 0.20 - 0.90    18.36 - 19.43
                                                       2008   1,487,494          0.69 0.20 - 0.90 (37.68) - (37.12)
                                                       2007   2,059,411            -- 0.20 - 0.90      5.67 - 6.63

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                         AS OF
                                                   DECEMBER 31             FOR THE YEAR ENDED DECEMBER 31
                                                   ----------- ---------------------------------------------
                                                                              EXPENSE(2)         TOTAL(3)
                                                               INVESTMENT(1)       RATIO           RETURN
                                                           NET        INCOME   LOWEST TO        LOWEST TO
                                                    ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                                   ----------- ------------- ----------- -------------------
MIST Clarion Global Real Estate Sub-Account   2011  16,941,011          4.09 0.00 - 0.90   (6.12) - (5.28)
                                              2010  18,361,981          8.25 0.00 - 0.90    15.24 - 16.28
                                              2009  16,832,855          3.52 0.20 - 0.90    33.91 - 35.12
                                              2008  13,417,373          2.05 0.20 - 0.90 (42.08) - (41.56)
                                              2007  23,578,148          1.11 0.20 - 0.90 (15.56) - (14.79)
MIST Harris Oakmark International Sub-Account 2011  39,102,144          0.03 0.00 - 0.90 (14.75) - (13.98)
                                              2010  47,817,814          2.07 0.00 - 0.90    15.63 - 16.67
                                              2009  42,527,479          7.97 0.20 - 0.90    54.07 - 55.46
                                              2008  28,218,091          2.01 0.20 - 0.90 (41.25) - (40.72)
                                              2007  55,058,740          0.93 0.20 - 0.90   (1.75) - (0.86)
MIST Invesco Small Cap Growth Sub-Account     2011   3,166,697            -- 0.00 - 0.90   (1.73) - (0.85)
                                              2010   3,399,620            -- 0.00 - 0.90    25.34 - 26.47
                                              2009   3,190,548            -- 0.20 - 0.90    33.01 - 34.21
                                              2008   2,922,431            -- 0.20 - 0.90 (39.15) - (38.60)
                                              2007   5,139,211            -- 0.20 - 0.90    10.40 - 11.40
MIST Janus Forty Sub-Account                  2011  11,298,216          1.82 0.00 - 0.90   (8.15) - (7.32)
  (Commenced 4/30/2007)                       2010  14,590,838          1.78 0.00 - 0.90     9.68 - 18.72
                                              2009  13,203,931            -- 0.20 - 0.90    41.93 - 43.21
                                              2008   7,847,106          5.09 0.20 - 0.90 (42.38) - (41.85)
                                              2007   4,356,751            -- 0.20 - 0.90    26.05 - 27.09
MIST Lazard Mid Cap Sub-Account               2011   5,609,171          0.95 0.00 - 0.90   (5.98) - (5.13)
                                              2010   6,284,997          1.07 0.00 - 0.90    22.15 - 23.25
                                              2009   5,903,359          1.38 0.20 - 0.90    35.92 - 37.14
                                              2008   4,876,754          1.27 0.20 - 0.90 (38.71) - (38.15)
                                              2007   8,530,473          0.64 0.20 - 0.90   (3.35) - (2.47)
MIST Legg Mason ClearBridge Aggressive Growth 2011  11,795,463          0.04 0.00 - 0.90    (2.07) - 3.55
  Sub-Account                                 2010   3,231,499          0.07 0.00 - 0.90    22.94 - 24.05
                                              2009   2,285,854          0.12 0.20 - 0.90    32.26 - 33.45
                                              2008   1,714,905          0.01 0.20 - 0.90 (39.50) - (38.95)
                                              2007   2,810,910          0.23 0.20 - 0.90      1.68 - 2.60
MIST Lord Abbett Bond Debenture Sub-Account   2011  35,005,944          6.05 0.00 - 0.90      3.89 - 4.83
                                              2010  35,707,431          6.44 0.00 - 0.90    12.16 - 13.18
                                              2009  34,404,418          7.73 0.20 - 0.90    35.89 - 37.12
                                              2008  29,153,548          4.37 0.20 - 0.90 (19.13) - (18.40)
                                              2007  39,360,830          5.37 0.20 - 0.90      5.89 - 6.85
MIST MetLife Aggressive Strategy Sub-Account  2011   6,641,228            -- 0.00 - 0.90   (6.62) - (5.77)
  (Commenced 5/2/2011)
MIST MFS Research International Sub-Account   2011  87,514,498          2.10 0.00 - 0.90 (11.24) - (10.44)
                                              2010 108,046,291          1.92 0.00 - 0.90    10.65 - 11.65
                                              2009 110,984,361          3.46 0.20 - 0.90    30.75 - 31.93
                                              2008  96,425,083          0.46 0.20 - 0.90 (41.77) - (42.25)
                                              2007  22,084,791          1.44 0.20 - 0.90    12.58 - 13.60

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                             AS OF
                                                       DECEMBER 31             FOR THE YEAR ENDED DECEMBER 31
                                                       ----------- ---------------------------------------------
                                                                                  EXPENSE(2)         TOTAL(3)
                                                                   INVESTMENT(1)       RATIO           RETURN
                                                               NET        INCOME   LOWEST TO        LOWEST TO
                                                        ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                                       ----------- ------------- ----------- -------------------
MIST Morgan Stanley Mid Cap Growth Sub-Account    2011  18,752,462          0.74 0.00 - 0.90   (7.50) - (6.66)
  (Commenced 5/3/2010)                            2010  20,615,489            -- 0.00 - 0.90    27.94 - 29.09
MIST Oppenheimer Capital Appreciation Sub-Account 2011     955,411          0.35 0.00 - 0.90   (1.86) - (0.97)
                                                  2010   1,029,123          0.65 0.00 - 0.90      8.70 - 9.68
                                                  2009     925,105            -- 0.20 - 0.90    42.73 - 44.02
                                                  2008     588,826          3.72 0.20 - 0.90 (46.29) - (45.80)
                                                  2007     900,150          0.10 0.20 - 0.90    13.42 - 14.45
MIST PIMCO Inflation Protected Bond Sub-Account   2011  16,523,011          1.75 0.00 - 0.90    10.49 - 11.48
                                                  2010  13,627,491          2.39 0.00 - 0.90      6.84 - 8.00
                                                  2009  11,179,291          3.63 0.20 - 0.90    16.69 - 18.37
                                                  2008   7,360,241          3.34 0.20 - 0.90   (7.46) - (6.62)
                                                  2007   1,579,874          1.02 0.20 - 0.90    10.08 - 11.08
MIST PIMCO Total Return Sub-Account               2011 134,179,544          2.81 0.00 - 0.90      2.50 - 3.42
                                                  2010 133,478,171          4.00 0.00 - 0.90      7.44 - 8.41
                                                  2009  78,686,535          7.42 0.20 - 0.90    17.33 - 18.39
                                                  2008  64,622,519          3.91 0.20 - 0.90    (0.27) - 0.64
                                                  2007  58,359,575          3.62 0.20 - 0.90      6.88 - 7.85
MIST RCM Technology Sub-Account                   2011   8,375,764            -- 0.00 - 0.90  (10.61) - (9.79)
                                                  2010   9,303,506            -- 0.00 - 0.90    27.12 - 28.27
                                                  2009   7,423,249            -- 0.20 - 0.90    57.74 - 59.17
                                                  2008   4,085,556         13.22 0.20 - 0.90 (44.75) - (44.25)
                                                  2007   5,928,264            -- 0.20 - 0.90    30.48 - 31.67
MIST SSgA Growth and Income ETF Sub-Account       2011   7,738,224          1.90 0.00 - 0.90      0.37 - 1.28
                                                  2010   5,842,153          1.28 0.00 - 0.90    11.60 - 12.61
                                                  2009   2,510,432          1.88 0.20 - 0.90    23.84 - 24.96
                                                  2008     463,003          1.80 0.20 - 0.90 (25.54) - (24.87)
                                                  2007     540,137            -- 0.20 - 0.90      4.81 - 5.97
MIST SSgA Growth ETF Sub-Account                  2011   3,366,771          1.71 0.00 - 0.90   (2.74) - (1.86)
                                                  2010   2,882,488          1.54 0.00 - 0.90    13.35 - 14.37
                                                  2009   2,135,805          1.03 0.20 - 0.90    28.34 - 29.51
                                                  2008     536,030          1.85 0.20 - 0.90 (33.44) - (32.84)
                                                  2007     817,206            -- 0.20 - 0.90      5.02 - 5.76
MIST T. Rowe Price Mid Cap Growth Sub-Account     2011  23,992,689            -- 0.00 - 0.90   (2.28) - (1.39)
                                                  2010  26,245,833            -- 0.00 - 0.90    26.93 - 28.07
                                                  2009  23,004,193            -- 0.20 - 0.90    44.54 - 45.85
                                                  2008  15,783,548          0.07 0.20 - 0.90 (40.17) - (39.62)
                                                  2007  25,194,308          0.23 0.20 - 0.90    16.79 - 17.85
MSF Artio International Stock Sub-Account         2011  21,121,414          1.80 0.00 - 0.90 (20.59) - (19.86)
                                                  2010  28,928,635          1.58 0.00 - 0.90      6.25 - 7.21
                                                  2009  30,251,926          0.72 0.20 - 0.90    21.07 - 22.17
                                                  2008  26,094,744          3.17 0.20 - 0.90 (44.63) - (44.13)
                                                  2007  49,449,098          1.07 0.20 - 0.90     9.34 - 10.33

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                 AS OF
                                                           DECEMBER 31             FOR THE YEAR ENDED DECEMBER 31
                                                           ----------- ---------------------------------------------
                                                                                      EXPENSE(2)         TOTAL(3)
                                                                       INVESTMENT(1)       RATIO           RETURN
                                                                   NET        INCOME   LOWEST TO        LOWEST TO
                                                            ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                                           ----------- ------------- ----------- -------------------
MSF Barclays Capital Aggregate Bond Index Sub-Account 2011 146,207,923          3.51 0.00 - 0.90      6.55 - 7.51
                                                      2010 141,026,063          4.38 0.00 - 0.90      5.10 - 6.05
                                                      2009  28,158,308          6.22 0.20 - 0.90      4.22 - 5.17
                                                      2008  28,481,153          4.55 0.20 - 0.90      5.04 - 5.99
                                                      2007  28,756,872          4.78 0.20 - 0.90      5.91 - 6.87
MSF BlackRock Aggressive Growth Sub-Account           2011   3,044,453          0.30 0.00 - 0.90   (3.87) - (3.00)
                                                      2010   3,159,357          0.07 0.00 - 0.90    14.27 - 15.30
                                                      2009   2,945,625          0.19 0.20 - 0.90    48.10 - 49.44
                                                      2008   1,657,805            -- 0.20 - 0.90 (46.21) - (45.73)
                                                      2007   2,233,228            -- 0.20 - 0.90    19.49 - 20.58
MSF BlackRock Bond Income Sub-Account                 2011  96,006,574          3.94 0.00 - 0.90      5.61 - 6.56
                                                      2010 100,232,236          3.95 0.00 - 0.90      7.37 - 8.34
                                                      2009 101,112,788          7.11 0.20 - 0.90      8.49 - 9.47
                                                      2008 109,299,291          5.22 0.20 - 0.90   (4.30) - (3.43)
                                                      2007 126,621,372          3.31 0.20 - 0.90      5.34 - 6.29
MSF BlackRock Diversified Sub-Account                 2011   3,325,776          2.32 0.00 - 0.90      2.87 - 3.80
                                                      2010   3,014,919          1.89 0.00 - 0.90      8.67 - 9.65
                                                      2009   2,749,051          5.13 0.20 - 0.90    16.25 - 17.30
                                                      2008   2,615,227          2.79 0.20 - 0.90 (25.47) - (24.79)
                                                      2007   3,548,106          2.37 0.20 - 0.90      4.94 - 5.90
MSF BlackRock Large Cap Value Sub-Account             2011   9,931,694          1.15 0.00 - 0.90      1.43 - 2.35
                                                      2010  10,582,253          1.06 0.00 - 0.90      8.24 - 9.22
                                                      2009  10,012,485          1.57 0.20 - 0.90    10.22 - 11.21
                                                      2008   8,896,096          0.83 0.20 - 0.90 (35.48) - (34.90)
                                                      2007  11,919,419          0.93 0.20 - 0.90      2.46 - 3.39
MSF BlackRock Legacy Large Cap Growth Sub-Account     2011 140,506,559          0.19 0.00 - 0.90   (9.76) - (8.95)
                                                      2010 170,535,619          0.23 0.00 - 0.90    16.92 - 19.82
                                                      2009 158,130,679          0.68 0.20 - 0.90    33.35 - 36.79
                                                      2008 129,720,981          0.45 0.20 - 0.90 (37.08) - (36.51)
                                                      2007 224,783,521          0.20 0.20 - 0.90    17.65 - 18.72
MSF BlackRock Money Market Sub-Account                2011  66,917,171            -- 0.00 - 0.90    (0.90) - 0.00
                                                      2010  74,836,337          0.01 0.00 - 0.90    (0.89) - 0.01
                                                      2009 257,365,593          0.43 0.20 - 0.90    (0.48) - 0.42
                                                      2008 274,303,548          2.80 0.20 - 0.90      1.97 - 2.89
                                                      2007 261,581,445          4.94 0.20 - 0.90      4.09 - 5.04
MSF Davis Venture Value Sub-Account                   2011 217,328,164          1.16 0.00 - 0.90   (4.89) - (4.03)
                                                      2010 251,582,635          1.03 0.00 - 0.90    11.00 - 12.00
                                                      2009 252,306,022          1.60 0.20 - 0.90    30.80 - 31.99
                                                      2008 214,256,548          1.37 0.20 - 0.90 (39.89) - (39.35)
                                                      2007 383,166,627          0.80 0.20 - 0.90      3.64 - 4.58
MSF FI Value Leaders Sub-Account                      2011  42,046,168          1.12 0.00 - 0.90   (6.99) - (6.15)
                                                      2010  48,749,943          1.61 0.00 - 0.90    13.54 - 14.56
                                                      2009  46,359,599          2.90 0.20 - 0.90    20.75 - 21.85
                                                      2008  43,315,187          1.95 0.20 - 0.90 (38.95) - (38.50)
                                                      2007  78,919,923          0.96 0.20 - 0.90      3.26 - 4.20

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                     AS OF
                                                               DECEMBER 31             FOR THE YEAR ENDED DECEMBER 31
                                                               ----------- ---------------------------------------------
                                                                                          EXPENSE(2)         TOTAL(3)
                                                                           INVESTMENT(1)       RATIO           RETURN
                                                                       NET        INCOME   LOWEST TO        LOWEST TO
                                                                ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                                               ----------- ------------- ----------- -------------------
MSF Jennison Growth Sub-Account                           2011   6,375,466          0.27 0.00 - 0.90    (0.38) - 0.51
                                                          2010   6,084,336          0.59 0.00 - 0.90    10.63 - 11.63
                                                          2009   5,789,441          0.18 0.20 - 0.90    38.73 - 39.99
                                                          2008   4,512,970          2.48 0.20 - 0.90 (37.00) - (36.43)
                                                          2007   7,939,226          0.43 0.20 - 0.90    10.67 - 11.67
MSF Loomis Sayles Small Cap Core Sub-Account              2011 120,220,363          0.11 0.00 - 0.90    (0.31) - 0.59
                                                          2010 133,490,199          0.10 0.00 - 0.90    26.38 - 27.53
                                                          2009 117,227,778          0.29 0.20 - 0.90    29.08 - 30.25
                                                          2008 101,934,163            -- 0.20 - 0.90 (36.47) - (35.89)
                                                          2007 174,428,227          0.08 0.20 - 0.90    10.89 - 11.90
MSF Loomis Sayles Small Cap Growth Sub-Account            2011   6,353,831            -- 0.00 - 0.90      2.06 - 2.98
                                                          2010   5,920,466            -- 0.00 - 0.90    30.53 - 31.71
                                                          2009   5,041,503            -- 0.20 - 0.90    28.77 - 29.93
                                                          2008   3,508,118            -- 0.20 - 0.90 (41.70) - (41.17)
                                                          2007   7,074,259            -- 0.20 - 0.90      3.60 - 4.54
MSF Met/Artisan Mid Cap Value Sub-Account                 2011  94,958,016          0.97 0.00 - 0.90      5.80 - 6.76
                                                          2010  98,195,102          0.76 0.00 - 0.90    14.01 - 15.04
                                                          2009  94,117,099          1.15 0.20 - 0.90    40.30 - 41.56
                                                          2008  74,291,633          0.39 0.20 - 0.90 (46.49) - (46.00)
                                                          2007 157,882,498          0.57 0.20 - 0.90   (7.68) - (6.84)
MSF MetLife Conservative Allocation Sub-Account           2011   7,843,187          2.78 0.00 - 0.90      2.55 - 3.48
                                                          2010   7,463,887          3.70 0.00 - 0.90     9.35 - 10.34
                                                          2009   4,027,394          3.48 0.20 - 0.90    19.65 - 20.73
                                                          2008   3,651,569          1.10 0.20 - 0.90 (14.87) - (14.10)
                                                          2007   2,013,623            -- 0.20 - 0.90      4.79 - 5.74
MSF MetLife Conservative to Moderate Allocation           2011  11,434,494          2.17 0.00 - 0.90      0.36 - 1.28
  Sub-Account                                             2010   9,905,313          3.26 0.00 - 0.90    10.78 - 11.78
                                                          2009   6,804,874          2.95 0.20 - 0.90    22.89 - 24.00
                                                          2008   4,379,229          1.19 0.20 - 0.90 (22.13) - (21.42)
                                                          2007   3,279,205            -- 0.20 - 0.90      4.11 - 5.06
MSF MetLife Mid Cap Stock Index Sub-Account               2011  18,095,523          0.93 0.00 - 0.90   (2.77) - (1.89)
                                                          2010  19,549,154          1.00 0.00 - 0.90    25.15 - 26.28
                                                          2009  16,707,749          1.83 0.20 - 0.90    35.77 - 36.99
                                                          2008  12,417,112          1.42 0.20 - 0.90 (36.75) - (36.17)
                                                          2007  19,029,722          0.76 0.20 - 0.90      6.81 - 7.78
MSF MetLife Moderate Allocation Sub-Account               2011  41,147,861          1.73 0.00 - 0.90   (2.02) - (1.14)
                                                          2010  41,392,977          2.75 0.00 - 0.90    12.45 - 13.47
                                                          2009  33,217,938          3.17 0.20 - 0.90    25.71 - 26.84
                                                          2008  25,987,914          1.01 0.20 - 0.90 (29.08) - (28.43)
                                                          2007  29,192,086          0.20 0.20 - 0.90      3.61 - 4.55
MSF MetLife Moderate to Aggressive Allocation Sub-Account 2011  46,537,054          1.64 0.00 - 0.90   (4.42) - (3.55)
                                                          2010  52,356,073          2.34 0.00 - 0.90    13.86 - 14.89
                                                          2009  49,951,198          2.79 0.20 - 0.90    28.27 - 29.43
                                                          2008  37,391,113          0.83 0.20 - 0.90 (35.55) - (34.96)
                                                          2007  40,468,536          0.20 0.20 - 0.90      3.18 - 4.12

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                          AS OF
                                                    DECEMBER 31             FOR THE YEAR ENDED DECEMBER 31
                                                    ----------- ---------------------------------------------
                                                                               EXPENSE(2)         TOTAL(3)
                                                                INVESTMENT(1)       RATIO           RETURN
                                                            NET        INCOME   LOWEST TO        LOWEST TO
                                                     ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                                    ----------- ------------- ----------- -------------------
MSF MetLife Stock Index Sub-Account            2011 135,083,898          1.68 0.00 - 0.90      0.93 - 1.84
                                               2010 143,555,332          1.78 0.00 - 0.90    12.64 - 14.82
                                               2009 138,028,869          2.79 0.20 - 0.90    26.24 - 28.14
                                               2008 125,584,560          1.97 0.20 - 0.90 (37.67) - (37.10)
                                               2007 221,661,531          1.05 0.20 - 0.90      4.29 - 5.23
MSF MFS Total Return Sub-Account               2011  83,804,786          2.75 0.00 - 0.90      1.50 - 2.42
                                               2010  91,840,770          3.05 0.00 - 0.90     9.09 - 10.08
                                               2009  94,616,514          4.41 0.20 - 0.90    17.54 - 18.60
                                               2008  90,118,925          3.64 0.20 - 0.90 (22.85) - (22.15)
                                               2007 128,431,968          2.19 0.20 - 0.90      3.44 - 4.38
MSF MFS Value Sub-Account                      2011  13,183,124          1.54 0.00 - 0.90    (0.05) - 0.85
                                               2010  12,898,085          1.46 0.00 - 0.90    10.43 - 11.42
                                               2009  11,687,734            -- 0.20 - 0.90    19.74 - 20.82
                                               2008   8,439,584          1.91 0.20 - 0.90 (34.06) - (33.46)
                                               2007  12,298,691          0.79 0.20 - 0.90   (4.66) - (3.79)
MSF Morgan Stanley EAFE Index Sub-Account      2011  11,657,112          2.51 0.00 - 0.90 (13.28) - (12.50)
                                               2010  14,469,634          2.79 0.00 - 0.90      7.22 - 8.19
                                               2009  15,683,392          4.28 0.20 - 0.90    27.52 - 28.67
                                               2008  13,171,852          2.94 0.20 - 0.90 (42.60) - (42.08)
                                               2007  22,127,994          1.95 0.20 - 0.90     9.82 - 10.82
MSF Neuberger Berman Genesis Sub-Account       2011  36,333,311          0.75 0.00 - 0.90      4.85 - 5.80
                                               2010  37,222,521          0.51 0.00 - 0.90    20.49 - 21.58
                                               2009  34,009,004          1.14 0.20 - 0.90    12.14 - 13.15
                                               2008  33,591,081          0.55 0.20 - 0.90 (38.96) - (38.40)
                                               2007  63,338,831          0.31 0.20 - 0.90   (4.32) - (3.45)
MSF Neuberger Berman Mid Cap Value Sub-Account 2011  27,125,196          0.80 0.00 - 0.90   (7.25) - (6.42)
                                               2010  32,184,569          0.85 0.00 - 0.90    25.18 - 26.31
                                               2009  27,580,805          1.60 0.20 - 0.90    46.77 - 48.10
                                               2008  20,009,802          0.86 0.20 - 0.90 (47.82) - (47.34)
                                               2007  39,717,343          0.55 0.20 - 0.90      2.52 - 3.45
MSF Oppenheimer Global Equity Sub-Account      2011   6,911,361          2.03 0.00 - 0.90   (9.06) - (8.24)
                                               2010   8,171,114          1.45 0.00 - 0.90    15.19 - 16.23
                                               2009   6,833,450          2.42 0.20 - 0.90    39.06 - 40.31
                                               2008   4,452,138          2.22 0.20 - 0.90 (40.90) - (40.37)
                                               2007   6,383,391          1.08 0.20 - 0.90      5.53 - 6.49
MSF Russell 2000 Index Sub-Account             2011  18,530,117          1.08 0.00 - 0.90   (4.96) - (4.10)
                                               2010  21,334,669          1.11 0.00 - 0.90    25.78 - 26.92
                                               2009  19,323,894          2.06 0.20 - 0.90    24.88 - 26.01
                                               2008  16,940,477          1.27 0.20 - 0.90 (34.10) - (33.50)
                                               2007  27,058,478          0.93 0.20 - 0.90   (2.40) - (1.51)
MSF T. Rowe Price Large Cap Growth Sub-Account 2011   9,103,016          0.08 0.00 - 0.90   (2.00) - (1.11)
                                               2010   8,617,337          0.26 0.00 - 0.90    16.00 - 17.05
                                               2009   6,987,452          0.65 0.20 - 0.90    42.15 - 43.44
                                               2008   5,244,491          0.58 0.20 - 0.90 (42.41) - (41.88)
                                               2007   7,948,169          0.42 0.20 - 0.90      8.40 - 9.39

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)

7. FINANCIAL HIGHLIGHTS -- (CONCLUDED)

                                                          AS OF
                                                    DECEMBER 31             FOR THE YEAR ENDED DECEMBER 31
                                                    ----------- ---------------------------------------------
                                                                               EXPENSE(2)         TOTAL(3)
                                                                INVESTMENT(1)       RATIO           RETURN
                                                            NET        INCOME   LOWEST TO        LOWEST TO
                                                     ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                                    ----------- ------------- ----------- -------------------
MSF T. Rowe Price Small Cap Growth Sub-Account 2011   7,573,595            -- 0.00 - 0.90      0.86 - 1.77
                                               2010   5,965,369            -- 0.00 - 0.90    33.69 - 34.90
                                               2009   4,044,605          0.34 0.20 - 0.90    37.72 - 38.97
                                               2008   2,962,465            -- 0.20 - 0.90 (36.77) - (36.19)
                                               2007   4,225,349            -- 0.20 - 0.90      8.87 - 9.86
MSF Western Asset Management Strategic Bond    2011  16,577,629          4.98 0.00 - 0.90      5.19 - 6.14
  Opportunities Sub-Account                    2010  17,002,232          6.07 0.00 - 0.90    11.72 - 12.73
                                               2009  15,164,958          6.64 0.20 - 0.90    31.04 - 32.22
                                               2008  12,005,795          4.12 0.20 - 0.90 (15.78) - (15.01)
                                               2007  15,153,416          2.75 0.20 - 0.90      3.10 - 4.03
MSF Western Asset Management U.S. Government   2011   7,771,931          1.49 0.00 - 0.90      4.56 - 5.51
  Sub-Account                                  2010   9,114,088          2.70 0.00 - 0.90      4.78 - 5.81
                                               2009   8,949,802          4.49 0.20 - 0.90      3.74 - 4.33
                                               2008   8,118,034          4.39 0.20 - 0.90   (1.26) - (0.36)
                                               2007   8,555,333          1.62 0.20 - 0.90      3.41 - 4.35
MSF Zenith Equity Sub-Account                  2011 397,688,579          1.05 0.00 - 0.90   (4.25) - (3.39)
                                               2010 456,024,164          1.58 0.00 - 0.90    13.11 - 14.14
                                               2009 443,638,026          5.79 0.20 - 0.90    29.24 - 30.41
                                               2008 376,112,791          2.70 0.20 - 0.90 (39.08) - (38.52)
                                               2007 688,309,329          0.76 0.20 - 0.90      4.31 - 5.26

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying portfolio or fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude mortality and expense risk charges. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying portfolio or fund in which the Sub-Account invests.

(2) These amounts represent the annualized policy expenses of each of the applicable Sub-Accounts, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expense of the underlying portfolio have been excluded.

(3) The total return of a Sub-Account is calculated by taking the difference between the Sub-Account's ending unit value and the beginning unit value for the period and dividing it by the beginning unit value for the period. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum return, based on minimum and maximum returns within each product grouping of the applicable Sub-Account.

This page is intentionally left blank.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

Consolidated Financial Statements

As of December 31, 2011 and 2010 and for the Years Ended December 31, 2011, 2010 and 2009
and Independent Auditors' Report

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholder of New England Life Insurance Company:

  We have audited the accompanying consolidated balance sheets of New England Life Insurance Company and its subsidiary (an indirect wholly owned subsidiary of MetLife, Inc.) (the "Company") as of December 31, 2011 and 2010, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2011. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of New England Life Insurance Company and its subsidiary as of December 31, 2011 and 2010, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Certified Public Accountants
Tampa, Florida
April 17, 2012

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

                          CONSOLIDATED BALANCE SHEETS
                          DECEMBER 31, 2011 AND 2010

                (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)

                                                                                           2011     2010
                                                                                         -------- --------
ASSETS
Investments:
 Fixed maturity securities available-for-sale, at estimated fair value (amortized cost:
   $1,321 and $1,266, respectively)..................................................... $  1,454 $  1,343
 Mortgage loans (net of valuation allowances of $1 and $0, respectively)................      104       76
 Policy loans...........................................................................      410      404
 Other limited partnership interests....................................................        3        1
 Short-term investments, at estimated fair value........................................       59       38
 Other invested assets..................................................................       14       39
                                                                                         -------- --------
   Total investments....................................................................    2,044    1,901
 Cash and cash equivalents..............................................................       33       32
 Accrued investment income..............................................................       27       26
 Premiums, reinsurance and other receivables............................................      735      510
 Deferred policy acquisition costs......................................................      879    1,079
 Current income tax recoverable.........................................................       16       19
 Other assets...........................................................................       48       47
 Separate account assets................................................................    8,057    9,105
                                                                                         -------- --------
   Total assets......................................................................... $ 11,839 $ 12,719
                                                                                         ======== ========

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
 Future policy benefits................................................................. $    684 $    669
 Policyholder account balances..........................................................    1,094      971
 Other policy-related balances..........................................................      350      395
 Policyholder dividends payable.........................................................        3        2
 Long-term debt -- affiliated...........................................................       --       25
 Deferred income tax liability..........................................................      149      119
 Other liabilities......................................................................      330      281
 Separate account liabilities...........................................................    8,057    9,105
                                                                                         -------- --------
   Total liabilities....................................................................   10,667   11,567
                                                                                         -------- --------

CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 10)

STOCKHOLDER'S EQUITY
Common stock, par value $125 per share; 50,000 shares authorized; 20,000 shares issued
  and outstanding.......................................................................        3        3
Additional paid-in capital..............................................................      458      458
Retained earnings.......................................................................      662      664
Accumulated other comprehensive income (loss)...........................................       49       27
                                                                                         -------- --------
   Total stockholder's equity...........................................................    1,172    1,152
                                                                                         -------- --------
   Total liabilities and stockholder's equity........................................... $ 11,839 $ 12,719
                                                                                         ======== ========

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

                       CONSOLIDATED STATEMENTS OF INCOME
             FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                 (IN MILLIONS)

                                                                 2011  2010    2009
                                                                ----- -----  ------
REVENUES
Premiums....................................................... $  50 $  54  $  66
Universal life and investment-type product policy fees.........   306   310    375
Net investment income..........................................   105    93     90
Other revenues.................................................   149   120    101
Net investment gains (losses):
 Other-than-temporary impairments on fixed maturity securities.    --    (4)    (1)
 Other net investment gains (losses)...........................     1     6      1
                                                                ----- -----  -----
   Total net investment gains (losses).........................     1     2     --
 Net derivative gains (losses).................................   156    34   (131)
                                                                ----- -----  -----
     Total revenues............................................   767   613    501
                                                                ----- -----  -----
EXPENSES
Policyholder benefits and claims...............................   138   113    113
Interest credited to policyholder account balances.............    30    30     33
Policyholder dividends.........................................     6     5      5
Other expenses.................................................   445   360    376
                                                                ----- -----  -----
     Total expenses............................................   619   508    527
                                                                ----- -----  -----
Income (loss) before provision for income tax..................   148   105    (26)
Provision for income tax expense (benefit).....................    43    31    (36)
                                                                ----- -----  -----
Net income..................................................... $ 105 $  74  $  10
                                                                ===== =====  =====

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
             FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                 (IN MILLIONS)

                                                                            ACCUMULATED OTHER
                                                                            COMPREHENSIVE INCOME
                                                                               GAINS (LOSS)
                                                                          ---------------------
                                                                              NET
                                                                          UNREALIZED   DEFINED
                                                      ADDITIONAL           INVESTMENT  BENEFIT       TOTAL
                                               COMMON  PAID-IN   RETAINED    GAINS      PLANS    STOCKHOLDER'S
                                               STOCK   CAPITAL   EARNINGS  (LOSSES)   ADJUSTMENT    EQUITY
                                               ------ ---------- -------- ----------- ---------- -------------
Balance at December 31, 2008..................  $ 3     $ 458     $  683     $ (42)     $ (12)      $ 1,090
Dividend on common stock......................                       (19)                               (19)
Comprehensive income (loss):
 Net income...................................                        10                                 10
 Other comprehensive income (loss):
   Unrealized investment gains (losses), net
     of related offsets and income tax........                                  60                       60
   Defined benefit plans adjustment, net of
     income tax...............................                                             (4)           (4)
                                                                                                    -------
   Other comprehensive income.................                                                           56
                                                                                                    -------
 Comprehensive income (loss)..................                                                           66
                                                ---     -----     ------     -----      ------      -------
Balance at December 31, 2009..................    3       458        674        18         (16)       1,137
Dividend on common stock......................                       (84)                               (84)
Comprehensive income (loss):
 Net income...................................                        74                                 74
 Other comprehensive income (loss):
   Unrealized gains (losses) on derivative
     instruments, net of income tax...........                                  (1)                      (1)
   Unrealized investment gains (losses), net
     of related offsets and income tax........                                  29                       29
   Defined benefit plans adjustment, net of
     income tax...............................                                              (3)          (3)
                                                                                                    -------
   Other comprehensive income.................                                                           25
                                                                                                    -------
 Comprehensive income (loss)..................                                                           99
                                                ---     -----     ------     -----      ------      -------
Balance at December 31, 2010..................    3       458        664        46         (19)       1,152
Dividend on common stock......................                      (107)                              (107)
Comprehensive income (loss):
 Net income...................................                       105                                105
 Other comprehensive income (loss):
   Unrealized investment gains (losses), net
     of related offsets and income tax........                                  38                       38
   Defined benefit plans adjustment, net of
     income tax...............................                                             (16)         (16)
                                                                                                    -------
   Other comprehensive income.................                                                           22
                                                                                                    -------
 Comprehensive income (loss)..................                                                          127
                                                ---     -----     ------     -----      ------      -------
Balance at December 31, 2011..................  $ 3     $ 458     $  662     $  84      $  (35)     $ 1,172
                                                ===     =====     ======     =====      ======      =======

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
             FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                 (IN MILLIONS)

                                                                                            2011     2010     2009
                                                                                         -------  -------  -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income.............................................................................. $   105  $    74  $    10
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
    Depreciation and amortization expenses..............................................       4        4        4
    Amortization of premiums and accretion of discounts associated with investments,
     net................................................................................      (2)      (2)      (2)
    (Gains) losses on investments and derivatives, net..................................    (167)     (44)     131
    (Income) loss from equity method investments, net of dividends or distributions.....      (1)      --       --
    Interest credited to policyholder account balances..................................      30       30       33
    Universal life and investment-type product policy fees..............................    (306)    (310)    (375)
    Change in accrued investment income.................................................      (1)      (2)      --
    Change in premiums, reinsurance and other receivables...............................      (8)      (3)      14
    Change in deferred policy acquisition costs, net....................................     201      111       21
    Change in income tax recoverable (payable)..........................................      13        2      (31)
    Change in other assets..............................................................     120      123       85
    Change in insurance-related liabilities and policy-related balances.................       9        7        5
    Change in other liabilities.........................................................      36       18       81
    Other, net..........................................................................      --       --       (3)
                                                                                         -------  -------  -------
Net cash provided by (used in) operating activities.....................................      33        8      (27)
                                                                                         -------  -------  -------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
    Fixed maturity securities...........................................................     325      389      241
    Mortgage loans......................................................................       4        6        3
  Purchases of:
    Fixed maturity securities...........................................................    (373)    (457)    (456)
    Mortgage loans......................................................................     (32)      --      (33)
    Other limited partnership interests.................................................      (2)      --       (1)
  Cash received in connection with freestanding derivatives.............................       1        1       --
  Cash paid in connection with freestanding derivatives.................................      (5)      --       --
  Net change in policy loans............................................................      (6)      (7)       8
  Net change in short-term investments..................................................     (21)      22      125
  Net change in other invested assets...................................................      --       --      (10)
  Other, net............................................................................      (4)      (3)      (1)
                                                                                         -------  -------  -------
Net cash used in investing activities...................................................    (113)     (49)    (124)
                                                                                         -------  -------  -------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
    Deposits............................................................................     299      342      846
    Withdrawals.........................................................................    (111)    (195)    (676)
  Dividend on common stock..............................................................    (107)     (84)     (19)
                                                                                         -------  -------  -------
Net cash provided by financing activities...............................................      81       63      151
                                                                                         -------  -------  -------
Change in cash and cash equivalents.....................................................       1       22       --
Cash and cash equivalents, beginning of year............................................      32       10       10
                                                                                         -------  -------  -------
CASH AND CASH EQUIVALENTS, END OF YEAR.................................................. $    33  $    32  $    10
                                                                                         =======  =======  =======
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
  Net cash paid (received) during the year for:
    Income tax.......................................................................... $    15  $    26  $    (9)
                                                                                         =======  =======  =======

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1. BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
POLICIES

  Business

  New England Life Insurance Company ("NELICO") and its subsidiary (collectively, the "Company") is a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MLIC"), which is a wholly-owned subsidiary of MetLife, Inc. ("MetLife"). The Company is headquartered in Boston, Massachusetts as a Massachusetts chartered company.

  The Company principally provides life insurance and annuity contracts through a network of general agencies and independent brokers located throughout the United States. The Company provides participating and non-participating traditional life insurance and pension products to individuals, as well as group life, medical and disability coverage to corporations and other institutions. The Company is licensed to conduct business in 50 states and the District of Columbia.

  NELICO owns 100% of the outstanding common stock of New England Securities Corporation.

  BASIS OF PRESENTATION

  The accompanying consolidated financial statements include the accounts of NELICO and its subsidiary. Intercompany accounts and transactions have been eliminated.

  Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements.

  A description of critical estimates is incorporated within the discussion of the related accounting policies which follows. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from these estimates.

  Investments

  The accounting policies for the Company's principal investments are as follows:

  Fixed Maturity Securities. The Company's fixed maturity securities are classified as available-for-sale and are reported at their estimated fair value.

  Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss), net of policyholder-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

  Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. This interest income is recorded in net investment income.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  Included within fixed maturity securities are structured securities including mortgage-backed and asset-backed securities ("ABS"). Amortization of the premium or discount considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and ABS are estimated by management using inputs obtained from third-party specialists, including broker-dealers, and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and ABS and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and ABS, the effective yield is recalculated on a retrospective basis.

  The Company periodically evaluates fixed maturity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value. The Company's review of its fixed maturity securities for impairments includes an analysis of the total gross unrealized losses by three categories of severity and/or age of the gross unrealized loss, as summarized in Note 2 "-- Aging of Gross Unrealized Losses and OTTI Losses for Fixed Maturity Securities Available-for-Sale."

  Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources;
(vi) whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers; (vii) with respect to structured securities, changes in forecasted cash flows after considering the quality of underlying collateral; expected prepayment speeds; current and forecasted loss severity; consideration of the payment terms of the underlying assets backing a particular security; and the payment priority within the tranche structure of the security; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

  For fixed maturity securities in an unrealized loss position, an other-than-temporary impairment ("OTTI") is recognized in earnings when it is anticipated that the amortized cost will not be recovered. In such situations, the OTTI recognized in earnings is the entire difference between the fixed maturity security's amortized cost and its estimated fair value only when either: (i) the Company has the intent to sell the fixed maturity security; or
(ii) it is more likely than not that the Company will be required to sell the fixed maturity security before recovery of the decline in estimated fair value below amortized cost. If neither of these two conditions exist, the difference between the amortized cost of the fixed maturity security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than credit factors ("noncredit loss") is recorded in other comprehensive income (loss). Adjustments are not made for subsequent recoveries in value.

  Upon acquisition, the Company classifies perpetual securities that have attributes of both debt and equity as fixed maturity securities if the securities have an interest rate step-up feature which, when combined with other qualitative factors, indicates that the securities have more debt-like characteristics. Many of such securities,

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY commonly referred to as "perpetual hybrid securities," have been issued by non-U.S. financial institutions that are accorded the highest two capital treatment categories by their respective regulatory bodies (i.e. core capital, or "Tier 1 capital" and perpetual deferrable securities, or "Upper Tier 2 capital"). With respect to perpetual hybrid securities, the Company considers in its OTTI analysis whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. The Company also considers whether any perpetual hybrid securities, with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

  The Company's methodology and significant inputs used to determine the amount of the credit loss on fixed maturity securities are as follows:

       (i)The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows expected to be received. The discount rate is generally the effective interest rate of the fixed maturity security prior to impairment.

      (ii)When determining the collectability and the period over which value is expected to recover, the Company applies the same considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: general payment terms of the security; the likelihood that the issuer can service the scheduled interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

     (iii)Additional considerations are made when assessing the unique features that apply to certain structured securities such as residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS") and ABS. These additional factors for structured securities include, but are not limited to: the quality of underlying collateral; expected prepayment speeds; current and forecasted loss severity; consideration of the payment terms of the underlying assets backing a particular security; and the payment priority within the tranche structure of the security.

      (iv)When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, management considers the estimated fair value as the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process as described in (ii) above.

  The amortized cost of fixed maturity securities is adjusted for OTTI in the period in which the determination is made. The Company does not change the revised cost basis for subsequent recoveries in value.

  In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  Mortgage Loans. For the purposes of determining valuation allowances, the Company disaggregates its mortgage loan investments into two portfolio segments: commercial and agricultural.

  Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income. Interest ceases to accrue when collection of interest is not considered probable and/or when interest or principal payments are past due as follows: commercial -- 60 days; and agricultural -- 90 days. When a loan is placed on non-accrual status, uncollected past due interest is charged-off against net investment income. Generally, the accrual of interest income resumes after all delinquent amounts are paid and management believes all future principal and interest payments will be collected. Cash receipts on non-accruing loans are recorded in accordance with the loan agreement as a reduction of principal and/or interest income. Charge-offs occur upon the realization of a credit loss, typically through foreclosure or after a decision is made to sell a loan. Gain or loss upon charge-off is recorded, net of previously established valuation allowances, in net investment gains (losses). Cash recoveries on principal amounts previously charged-off are generally recorded as an increase to the valuation allowance, unless the valuation allowance adequately provides for expected credit losses; then the recovery is recorded in net investment gains (losses). Gains and losses from sales of loans and increases or decreases to valuation allowances are recorded in net investment gains (losses).

  Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Specific valuation allowances are established using the same methodology for both portfolio segments as the excess carrying value of a loan over either (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. A common evaluation framework is used for establishing non-specific valuation allowances for all loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience for loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. These evaluations are revised as conditions change and new information becomes available.

  For commercial and agricultural mortgage loans, the Company typically uses 10 years or more of historical experience in establishing non-specific valuation allowances. For commercial mortgage loans, 20 years of historical experience is used which captures multiple economic cycles. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, and recent loss and recovery trend experience as compared to historical loss and recovery experience. For agricultural mortgage loans, ten years of historical experience is used which captures a full economic cycle. For evaluations of agricultural loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. For commercial and agricultural mortgage loans, on a quarterly basis, management incorporates the impact of these current market events and conditions on historical experience in determining the non-specific valuation allowance established for each portfolio segment level.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  All commercial loans are reviewed on an ongoing basis which may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and tenant creditworthiness. All agricultural loans are monitored on an ongoing basis. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, potentially delinquent, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. The monitoring process for agricultural loans is generally similar, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk commercial and agricultural loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above for all loan portfolio segments. Quarterly, the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

  For commercial loans, the Company's primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial loan portfolio. Loan-to-value ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. A loan-to-value ratio greater than 100% indicates that the loan's unpaid principal balance is greater than the collateral value. A loan-to-value ratio of less than 100% indicates an excess of collateral value over the loan's unpaid principal balance. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and loan-to-value ratio, as well as the values utilized in calculating these ratios, are updated annually, on a rolling basis, with a portion of the loan portfolio updated each quarter.

  For agricultural loans, the Company's primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural loan portfolio and are routinely updated.

  Mortgage Loans Modified in a Troubled Debt Restructuring. The Company may grant concessions related to the borrowers' financial difficulties which are classified as troubled debt restructuring. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates and/or a reduction of accrued interest. The amount, timing and extent of the concession granted is considered in determining any impairment or changes in the specific valuation allowance recorded in connection with the troubled debt restructuring. Through the continuous portfolio monitoring process, a specific valuation allowance may have been recorded prior to the period when the mortgage loan is modified in a troubled debt restructuring. Accordingly, the carrying value (after specific valuation allowance) before and after modification through a troubled debt restructuring may not change significantly, or may increase if the expected recovery is higher than the pre-modification recovery assessment.

  Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned in net investment income using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as these loans are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal or interest on the loan is deducted from the cash surrender value or the death benefit prior to settlement of the policy.

  Other Limited Partnership Interests. The Company uses the equity method of accounting for investments in other limited partnership interests consisting of leveraged buy-out funds and other private equity funds in which it has more than a minor ownership interest or more than a minor influence over the partnership's operations, but

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY does not have a controlling interest and is not the primary beneficiary. The equity method is also used for such investments in which the Company has more than a minor influence or more than a 20% interest. Generally, the Company records its share of earnings using a three-month lag methodology for instances where the timely financial information is not available and the contractual agreements provide for the delivery of the investees' financial information after the end of the Company's reporting period. The Company uses the cost method of accounting for investments in other limited partnership interests in which it has a minor equity investment and virtually no influence over the partnership's operations. Based on the nature and structure of these investments, they do not meet the characteristics of an equity security. The Company reports the distributions from other limited partnership interests accounted for under the cost method and equity in earnings from other limited partnership interests accounted for under the equity method in net investment income. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in other limited partnerships for impairments. The Company considers its cost method investments for OTTI when the carrying value of other limited partnership interests exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when deciding if the cost method investment is other-than-temporarily impaired. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. When an OTTI is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its estimated fair value.

  Short-term Investments. Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value. Short-term investments also include investments in an affiliated money market pool.

  Other Invested Assets. Other invested assets consist principally of a loan to an affiliate and tax credit partnerships.

  The loan to the Company's affiliate, which is regulated to meet their capital requirements, is carried at amortized cost.

  Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of income tax credits and are accounted for under the equity method or under the effective yield method. The Company reports the equity in earnings of tax credit partnerships in net investment income.

  Investments Risks and Uncertainties. The Company's investments are exposed to four primary sources of risk: credit, interest rate, liquidity risk, and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of variable interest entities ("VIEs"). The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

  When available, the estimated fair value of the Company's fixed maturity securities is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

  When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies as described in "-- Fair Value" below and in Note 4. Such estimated

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY fair values are based on available market information and management's judgment about financial instruments. The observable and unobservable inputs used in the standard market valuation methodologies are described in Note 4.

  Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

  The determination of the amount of valuation allowances and impairments, as applicable, is described previously by investment type. The determination of such valuation allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

  The recognition of income on certain investments (e.g. structured securities, including mortgage-backed and ABS, and certain structured investment transactions) is dependent upon prepayments and defaults, which could result in changes in amounts to be earned.

  The accounting guidance for the determination of when an entity is a VIE and when to consolidate a VIE is complex and requires significant management judgment. The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. The Company generally uses a qualitative approach to determine whether it is the primary beneficiary.

  For most VIEs, the entity that has both the ability to direct the most significant activities of the VIE and the obligation to absorb losses or receive benefits that could be significant to the VIE is considered the primary beneficiary. However, for VIEs that are investment companies or apply measurement principles consistent with those utilized by investment companies, the primary beneficiary is based on a risks and rewards model and is defined as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both. The Company reassesses its involvement with VIEs on a quarterly basis. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements. The Company did not consolidate any of its VIEs at December 31, 2011 and 2010.

  Derivative Financial Instruments

  Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. The Company uses swaps to manage various risks relating to its ongoing business operations. To a lesser extent, the Company uses credit derivatives, such as credit default swaps, to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance agreements that have embedded derivatives.

  Freestanding derivatives are carried in the Company's consolidated balance sheets either as assets within other invested assets or as liabilities within other liabilities at estimated fair value as determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY derivatives. The determination of estimated fair value of freestanding derivatives, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models.

  Accruals on derivatives are generally recorded in accrued investment income or within other liabilities in the consolidated balance sheets. However, accruals that are not expected to settle within one year are included with the derivative carrying value in other invested assets or other liabilities.

  The Company does not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

  If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are generally reported in net derivative gains (losses). The fluctuations in estimated fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

  To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"). In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

  The accounting for derivatives is complex and interpretations of the primary accounting guidance continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under such accounting guidance. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected.

  Under a cash flow hedge, changes in the estimated fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity and the deferred gains or losses on the derivative are reclassified into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net derivative gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

  The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

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               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)


  When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statements of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

  When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net derivative gains (losses).

  In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value in the consolidated balance sheets, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

  The Company issues certain products and purchases certain investments that contain embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. If the instrument would not be accounted for in its entirety at estimated fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried in the consolidated balance sheets at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation.

  Fair Value

  As described below, certain assets and liabilities are measured at estimated fair value in the Company's consolidated balance sheets. In addition, the notes to these consolidated financial statements include further disclosures of estimated fair values. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

  Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinative, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the fair value of assets and liabilities.

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               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)


  The Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

     Level 1 Unadjusted quoted prices in active markets for identical assets or liabilities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

     Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

     Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability.

Cash and Cash Equivalents

  The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at amortized cost, which approximates estimated fair value.

Property, Equipment, Leasehold Improvements and Computer Software

  Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. Estimated lives generally range from five to 10 years for leasehold improvements and three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $5 million and $2 million at December 31, 2011 and 2010, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $1 million at December 31, 2011 and less than $1 million at December 31, 2010. Related depreciation and amortization expense was $1 million for the year ended December 31, 2011. Related depreciation and amortization expense was less than $1 million for both years ended December 31, 2010 and 2009.

  Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $40 million and $39 million at December 31, 2011 and 2010, respectively. Accumulated amortization of capitalized software was $36 million at both December 31, 2011 and 2010. Related amortization expense was $1 million for the year ended December 31, 2011. Related amortization expense was $2 million for both years ended December 31, 2010 and 2009.

  Deferred Policy Acquisition Costs

  The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as deferred policy acquisition costs ("DAC"). Such costs consist principally of commissions, certain agency expenses and policy issuance expenses. The recovery of DAC is dependent upon the future profitability of the related business.

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               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)


  The Company amortizes DAC on life insurance or investment-type contracts in proportion to gross premiums, gross margins or gross profits, depending on the type of contract as described below.

  The Company amortizes DAC related to non-participating and non-dividend-paying traditional contracts (term insurance and non-medical health insurance) over the appropriate premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency and investment returns at policy issuance, that include provisions for adverse deviation that are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance unless the DAC balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance is caused only by variability in premium volumes.

  The Company amortizes DAC related to participating, dividend-paying traditional contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties, and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales are reasonably likely to impact significantly the rate of DAC amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC balances.

  The Company amortizes DAC related to fixed and variable universal life contracts and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to impact significantly the rate of DAC amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC balances.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period which can result in significant fluctuations in amortization of DAC. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

  The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

  Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Sales Inducements

  The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year, or more frequently if circumstances indicate a potentially significant recoverability issue exists, the Company reviews the deferred sales inducements to determine the recoverability of these balances.

  Liability for Future Policy Benefits and Policyholder Account Balances

  The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis. For long duration insurance contracts, assumptions such as mortality, morbidity and interest rates are "locked in" upon the issuance of new business. However, significant adverse changes in experience on such contracts may require us to establish premium deficiency reserves. Such reserves are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for adverse deviation.

  Future policy benefit liabilities for participating life insurance policies are equal to the aggregate of: (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 4% to 5%) and (ii) the liability for terminal dividends.

  Participating business represented approximately 2% of the Company's life insurance in-force at both December 31, 2011 and 2010. Participating policies represented approximately 40%, 39% and 41% of gross life insurance premiums for the years ended December 31, 2011, 2010 and 2009, respectively.

  Future policy benefit liabilities for non-participating life insurance policies are equal to the aggregate of the present value of expected future benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rate assumptions for the aggregate future policy benefit liabilities range from 3% to 6%.

  Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rate assumptions used in establishing such liabilities range from 4% to 7%.

  Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rate assumptions used in establishing such liabilities range from 4% to 5%.

  Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rate assumptions used in establishing such liabilities range from 3% to 9%.

  Liabilities for unpaid claims and claim expenses are included in future policyholder benefits and represent the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Other policy-related balances include claims that have been reported but not settled and claims incurred but not reported on life and non-medical health insurance. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

  Liabilities for universal and variable life secondary guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The assumptions used in estimating the secondary guarantee liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical Standard & Poor's Rating Services ("S&P") experience of the appropriate underlying equity index, such as the S&P 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  Future policy benefit liabilities are established for certain variable annuity products with guaranteed minimum benefits as described below under "-- Variable Annuity Guaranteed Minimum Benefits."

  The Company regularly reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies and guarantees, and in the establishment of the related liabilities, result in changes in the additional liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

  Policyholder account balances ("PABs") relate to investment-type contracts, universal life-type policies and certain guaranteed minimum benefits. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. PABs for these contracts are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; (ii) credited interest, ranging from 1% to 9%, less expenses, mortality charges and withdrawals; and (iii) fair value adjustments relating to business combinations.

Variable Annuity Guaranteed Minimum Benefits

  The Company issues certain variable annuity products with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit (i.e., the benefit base) less withdrawals. In some cases the benefit base may be increased by additional deposits, bonus amounts, accruals or optional market value resets. These guarantees are accounted for as insurance liabilities or as embedded derivatives depending on how and when the benefit is paid. Specifically, a guarantee is accounted for as an embedded derivative if a guarantee is paid without requiring (i) the occurrence of specific insurable event, or (ii) the policyholder to annuitize. Alternatively, a guarantee is accounted for as an insurance liability if the guarantee is paid only upon either (i) the occurrence of a specific insurable event, or (ii) annuitization. In certain cases, a guarantee may have elements of both an insurance liability and an embedded derivative and in such cases the guarantee is accounted for under a split of the two models.

  These guarantees include:

    . Guaranteed minimum death benefit ("GMDB") that guarantees the contractholder a return of their purchase payment upon death even if the account value is reduced to zero. An enhanced death benefit may be available for an additional fee.

    . Guaranteed minimum income benefit ("GMIB") that provides the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments, even if the account value is reduced to zero, that can be annuitized to receive a monthly income stream that is not less than a specified amount. Certain of these contracts also provide for a guaranteed lump sum return of purchase premium in lieu of the annuitization benefit.

    . Guaranteed minimum withdrawal benefit ("GMWB") that guarantees the contractholder a return of their purchase payment via partial withdrawals, even if the account value is reduced to zero, provided that the contractholder's cumulative withdrawals in a contract year do not exceed a certain limit. Certain of these contracts include guaranteed withdrawals that are life contingent.

    . Guaranteed minimum accumulation benefit ("GMAB") that provides the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments even if the account value is reduced to zero.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  Guarantees accounted for as insurance liabilities in future policy benefits include GMDB, the portion of GMIB that require annuitization, and the life-contingent portion of certain GMWB. These liabilities are established as follows:

      GMDB liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The assumptions used in estimating the GMDB liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility are consistent with the historical experience of the appropriate underlying equity index, such as the S&P 500 Index. The benefit assumptions used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

      GMIB liabilities are determined by estimating the expected value of the income benefits in excess of the projected account balance at any future date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The assumptions used for estimating the GMIB liabilities are consistent with those used for estimating the GMDB liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates an assumption for the percentage of the potential annuitizations that may be elected by the contractholder. Certain GMIB have settlement features that result in a portion of that guarantee being accounted for as an embedded derivative and are recorded in PABs as described below.

  The liability for the life contingent portion of GMWB is determined based on the expected value of the life contingent payments and expected assessments using assumptions consistent with those used for estimating the GMDB liabilities.

  Guarantees accounted for as embedded derivatives in PABs include the non life-contingent portion of GMWB, GMAB and the portion of certain GMIB that do not require annuitization. These guarantees are recorded at estimated fair value separately from the host variable annuity with changes in estimated fair value reported in net derivative gains (losses). At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

  The estimated fair values of these embedded derivatives are then determined based on the present value of projected future benefits minus the present value of projected future fees. The projections of future benefits and future fees require capital market and actuarial assumptions including expectations concerning policyholder behavior. A risk neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk free rates. The valuation of these embedded derivatives also includes an adjustment for the Company's nonperformance risk and risk margins related to non-capital market inputs. The nonperformance adjustment, which is captured as a spread over the risk free rate in determining the discount rate to discount the cash flows of the liability, is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife's debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife. Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties in certain actuarial assumptions. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates, changes in nonperformance risk, variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

  The Company ceded the risk associated with GMDB, GMIB, GMAB and GMWB described in the preceding paragraphs. With respect to GMIB, a portion of the directly written GMIB guarantees are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance agreements contain embedded derivatives. These embedded derivatives are included in premiums, reinsurance, and other receivables in the consolidated balance sheet with changes in estimated fair value reported in net derivative gains (losses). The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with that described previously for the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

Other Policy-Related Balances

  Other policy-related balances include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid and policyholder dividends left on deposit.

  The liability for policy and contract claims generally relates to incurred but not reported death and disability claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

  The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits and margins, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

  The Company accounts for the prepayment of premiums on its group life and health contracts as premium received in advance and applies the cash received to premiums when due.

  Also included in other policy-related balances are policyholder dividends due and unpaid on participating policies and policyholder dividends left on deposit. Such liabilities are presented at amounts contractually due to policyholders.

Recognition of Insurance Revenue and Related Benefits

  Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

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               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)


  Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

  Deposits related to universal life-type and investment-type products are credited to PABs. Revenues from such contracts consist of amounts assessed against PABs for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related PABs.

  Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

  The portion of fees allocated to embedded derivatives described previously is recognized within net derivative gains (losses) as part of the estimated fair value of embedded derivatives.

  Other Revenues

  Other revenues include, in addition to items described elsewhere herein, advisory fees, broker-dealer commissions and fees and administrative service fees. Such fees and commissions are recognized in the period in which services are performed.

  Policyholder Dividends

  Policyholder dividends are approved annually by NELICO's board of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by NELICO.

  Income Taxes

  The Company together with its parent, MLIC and its subsidiaries join the MetLife life/non-life consolidated federal tax return and is a party to the MetLife tax sharing agreement.

  The Company's accounting for income taxes represents management's best estimate of various events and transactions.

  Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

  The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Factors in management's determination include the performance of the business and its ability to generate capital gains. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

    (i)future taxable income exclusive of reversing temporary differences and carryforwards;

   (ii)future reversals of existing taxable temporary differences;

  (iii)taxable income in prior carryback years; and

   (iv)tax planning strategies.

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               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)


  The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

  The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

  The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

  Reinsurance

  The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products.

  For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

  For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

  For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums and are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of (which do not exceed) the related insurance liabilities ceded (assumed) are recognized immediately as a loss. Any gains on such retroactive agreements are deferred and recorded in other liabilities. The gains are amortized primarily using the recovery method.

  The assumptions used to account for both long and short-duration reinsurance agreements are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the consolidated balance sheet.

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               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)


  Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance balances recoverable could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

  The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The Company recognizes interest on funds withheld, including in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.

  Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues.

  If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

  Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

  Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer.

  Employee Benefit Plans

  The Company's employees, who meet specified eligibility requirements, participate in pension, other postretirement and postemployment plans in various forms.

  Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and either final average or career average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance.

  The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired participants. Participants that were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company, may become eligible for

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total cost of postretirement medical benefits. Participants hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits.

  The projected pension benefit obligation ("PBO") is defined as the actuarially calculated present value of vested and non-vested pension benefits accrued based on future salary levels. The accumulated pension benefit obligation ("ABO") is the actuarial present value of vested and non-vested pension benefits accrued based on current salary levels. Obligations, both PBO and ABO, of the defined benefit pension plans are determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

  The expected postretirement plan benefit obligations represent the actuarial present value of all other postretirement benefits expected to be paid after retirement to employees and their dependents and is used in measuring the periodic postretirement benefit expense. The accumulated postretirement plan benefit obligations ("APBO") represent the actuarial present value of future other postretirement benefits attributed to employee services rendered through a particular date and is the valuation basis upon which liabilities are established. The APBO is determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

  The Company recognizes the funded status of the PBO for pension plans and the APBO for other postretirement plans for each of its plans in the consolidated balance sheets. The actuarial gains or losses, prior service costs and credits and the remaining net transition asset or obligation that had not yet been included in net periodic benefit costs are charged, net of income tax, to accumulated other comprehensive income (loss).

  Net periodic benefit cost is determined using management estimates and actuarial assumptions to derive service cost, interest cost, and expected return on plan assets for a particular year. Net periodic benefit cost also includes the applicable amortization of any prior service cost (credit) arising from the increase (decrease) in prior years' benefit costs due to plan amendments or initiation of new plans. These costs are amortized into net periodic benefit cost over the expected service years of employees whose benefits are affected by such plan amendments. Actual experience related to plan assets and/or the benefit obligations may differ from that originally assumed when determining net periodic benefit cost for a particular period, resulting in gains or losses. To the extent such aggregate gains or losses exceed 10 percent of the greater of the benefit obligations or the market-related asset value of the plans, they are amortized into net periodic benefit cost over the expected service years of employees expected to receive benefits under the plans.

  The obligations and expenses associated with these plans require an extensive use of assumptions such as the discount rate, expected rate of return on plan assets, rate of future compensation increases, healthcare cost trend rates, as well as assumptions regarding participant demographics such as rate and age of retirements, withdrawal rates and mortality. Management, in consultation with its external consulting actuarial firms, determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

  Foreign Currency

  Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.

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               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)


  Litigation Contingencies

  The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Legal costs are recognized in other expenses as incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded, could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  Separate Accounts

  Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Assets within the Company's separate accounts primarily include: mutual funds, hedge funds and cash. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized;
(ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value which is based on the estimated fair values of the underlying assets comprising the portfolios of an individual separate account. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of income.

  The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees in the consolidated statements of income.

  ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Financial Instruments

  Effective July 1, 2011, the Company adopted new guidance regarding accounting for troubled debt restructurings. This guidance clarifies whether a creditor has granted a concession and whether a debtor is experiencing financial difficulties for the purpose of determining when a restructuring constitutes a troubled debt restructuring. Additionally, the guidance prohibits creditors from using the borrower's effective rate test to evaluate whether a concession has been granted to the borrower. The adoption did not have a material impact on the Company's consolidated financial statements. See also expanded disclosures in Note 2.

  Effective January 1, 2011, the Company adopted new guidance regarding accounting for investment funds determined to be VIEs. Under this guidance, an insurance entity would not be required to consolidate a voting-interest investment fund when it holds the majority of the voting interests of the fund through its separate accounts. In addition, an insurance entity would not consider the interests held through separate accounts for the benefit of policyholders in the insurer's evaluation of its economic interest in a VIE, unless the separate account contractholder is a related party. The adoption did not have a material impact on the Company's consolidated financial statements.

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               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)


  Effective December 31, 2010, the Company adopted guidance regarding disclosures about the credit quality of financing receivables and valuation allowances for credit losses, including credit quality indicators. Such disclosures must be disaggregated by portfolio segment or class based on how a company develops its valuation allowances for credit losses and how it manages its credit exposure. The Company has provided all material required disclosures in its consolidated financial statements.

  Effective July 1, 2010, the Company adopted guidance regarding accounting for embedded credit derivatives within structured securities. This guidance clarifies the type of embedded credit derivative that is exempt from embedded derivative bifurcation requirements. Specifically, embedded credit derivatives resulting only from subordination of one financial instrument to another continue to qualify for the scope exception. Embedded credit derivative features other than subordination must be analyzed to determine whether they require bifurcation and separate accounting. The adoption of this guidance did not have an impact on the Company's consolidated financial statements.

  Effective January 1, 2010, the Company adopted guidance related to financial instrument transfers and consolidation of VIEs. The financial instrument transfer guidance eliminates the concept of a qualified special purpose entity, eliminates the guaranteed mortgage securitization exception, changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interests. The new consolidation guidance changes the definition of the primary beneficiary, as well as the method of determining whether an entity is a primary beneficiary of a VIE from a quantitative model to a qualitative model. Under the new qualitative model, the entity that has both the ability to direct the most significant activities of the VIE and the obligation to absorb losses or receive benefits that could be significant to the VIE is considered to be the primary beneficiary of the VIE. The guidance requires a quarterly reassessment, as well as enhanced disclosures, including the effects of a company's involvement with VIEs on its financial statements.

  Also effective January 1, 2010, the Company adopted guidance that indefinitely defers the above changes relating to the Company's interests in entities that have all the attributes of an investment company or for which it is industry practice to apply measurement principles for financial reporting that are consistent with those applied by an investment company. As a result of the deferral, the above guidance did not apply to other limited partnership interests held by the Company.

  Effective April 1, 2009, the Company adopted OTTI guidance. This guidance amends the previously used methodology for determining whether an OTTI exists for fixed maturity securities, changes the presentation of OTTI for fixed maturity securities and requires additional disclosures for OTTI on fixed maturity securities in annual financial statements.

  The Company's net cumulative effect adjustment of adopting the OTTI guidance was an increase of less than $1 million to retained earnings with a corresponding increase to accumulated other comprehensive loss to reclassify the noncredit loss portion of previously recognized OTTI losses on fixed maturity securities held at April 1, 2009. This cumulative effect adjustment was comprised of an increase in the amortized cost basis of fixed maturity securities of less than $1 million, net of deferred income taxes of less than $1 million, resulting in the net cumulative effect adjustment of less than $1 million. The entire increase in the amortized cost basis of fixed maturity securities was in the U.S. corporate securities sector.

  The adoption of the OTTI guidance had no impact on the Company's pre-tax earnings for the year ended December 31, 2009.

  Effective January 1, 2009, the Company adopted guidance on disclosures about derivative instruments and hedging. This guidance requires enhanced qualitative disclosures about objectives and strategies for using

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments and disclosures about credit risk-related contingent features in derivative agreements. The Company has provided all of the material disclosures in its consolidated financial statements.

  Effective January 1, 2009, the Company adopted prospectively an update on accounting for transfers of financial assets and repurchase financing transactions. This update provides guidance for evaluating whether to account for a transfer of a financial asset and repurchase financing as a single transaction or as two separate transactions. The adoption did not have a material impact on the Company's consolidated financial statements.

Business Combinations and Noncontrolling Interests

  Effective January 1, 2011, the Company adopted new guidance that addresses when a business combination should be assumed to have occurred for the purpose of providing pro forma disclosure. Under the new guidance, if an entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period. The guidance also expands the supplemental pro forma disclosures to include additional narratives. The adoption did not have an impact on the Company's consolidated financial statements.

  Effective January 1, 2009, the Company adopted revised guidance on business combinations and accounting for noncontrolling interests in the consolidated financial statements. Under this guidance:

  . All business combinations (whether full, partial or "step" acquisitions) result in all assets and liabilities of an acquired business being recorded at fair value, with limited exceptions.

  . Acquisition costs are generally expensed as incurred; restructuring costs associated with a business combination are generally expensed as incurred subsequent to the acquisition date.

  . The fair value of the purchase price, including the issuance of equity securities, is determined on the acquisition date.

  . Assets acquired and liabilities assumed in a business combination that arise from contingencies are recognized at fair value if the acquisition-date fair value can be reasonably determined. If the fair value is not estimable, an asset or liability is recorded if existence or incurrence at the acquisition date is probable and its amount is reasonably estimable.

  . Changes in deferred income tax asset valuation allowances and income tax uncertainties after the acquisition date generally affect income tax expense.

  . Noncontrolling interests (formerly known as "minority interests") are valued at fair value at the acquisition date and are presented as equity rather than liabilities.

  . Net income (loss) includes amounts attributable to noncontrolling interests.

  . When control is attained on previously noncontrolling interests, the previously held equity interests are remeasured at fair value and a gain or loss is recognized.

  . Purchases or sales of equity interests that do not result in a change in control are accounted for as equity transactions.

  . When control is lost in a partial disposition, realized gains or losses are recorded on equity ownership sold and the remaining ownership interest is remeasured and holding gains or losses are recognized.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

    As the Company did not have a minority interest, the adoption of this guidance did not have an impact on the Company's consolidated financial statements.

  Effective January 1, 2009, the Company adopted prospectively guidance on determination of the useful life of intangible assets. This guidance amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset. This change is intended to improve the consistency between the useful life of a recognized intangible asset and the period of expected future cash flows used to measure the fair value of the asset. The Company determines useful lives and provides all of the material disclosures prospectively on intangible assets acquired on or after January 1, 2009 in accordance with this guidance.

  Fair Value

  Effective January 1, 2010, the Company adopted guidance that requires disclosures about significant transfers into and/or out of Levels 1 and 2 of the fair value hierarchy and activity in Level 3. In addition, this guidance provides clarification of existing disclosure requirements about level of disaggregation and inputs and valuation techniques. The adoption of this guidance did not have an impact on the Company's consolidated financial statements.

  The following pronouncements relating to fair value had no material impact on the Company's consolidated financial statements:

  . Effective January 1, 2009, the Company implemented fair value measurements guidance for certain nonfinancial assets and liabilities that are recorded at fair value on a non-recurring basis. This guidance applies to such items as: (i) nonfinancial assets and nonfinancial liabilities initially measured at estimated fair value in a business combination; (ii) reporting units measured at estimated fair value in the first step of a goodwill impairment test; and (iii) indefinite-lived intangible assets measured at estimated fair value for impairment assessment.

  . Effective January 1, 2009, the Company adopted prospectively guidance on issuer's accounting for liabilities measured at fair value with a third-party credit enhancement. This guidance states that an issuer of a liability with a third-party credit enhancement should not include the effect of the credit enhancement in the fair value measurement of the liability. In addition, it requires disclosures about the existence of any third-party credit enhancement related to liabilities that are measured at fair value.

  . Effective April 1, 2009, the Company adopted guidance on: (i) estimating the fair value of an asset or liability if there was a significant decrease in the volume and level of trading activity for these assets or liabilities; and (ii) identifying transactions that are not orderly. The Company has provided all of the material disclosures in its consolidated financial statements.

  .   Effective December 31, 2009, the Company adopted guidance on:
      (i) measuring the fair value of investments in certain entities that calculate NAV per share; (ii) how investments within its scope would be classified in the fair value hierarchy; and (iii) enhanced disclosure requirements for annual periods, about the nature and risks of investments measured at fair value on a recurring or non-recurring basis.

  . Effective December 31, 2009, the Company adopted guidance on measuring liabilities at fair value. This guidance provides clarification for measuring fair value in circumstances in which a quoted price in an active market for the identical liability is not available. In such circumstances a company is required to measure fair value using either a valuation technique that uses: (i) the quoted price of the identical

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY liability when traded as an asset; or (ii) quoted prices for similar liabilities or similar liabilities when traded as assets; or
      (iii) another valuation technique that is consistent with the principles of fair value measurement such as an income approach (e.g., present value technique) or a market approach (e.g., "entry" value technique).

  Defined Benefit and Other Postretirement Plans

  Effective December 31, 2011, the Company adopted guidance regarding enhanced disclosures for employers' participation in multiemployer pension plans. The revised disclosures require additional qualitative and quantitative information about the employer's involvement in significant multiemployer pension and other postretirement plans. The adoption of this guidance did not have an impact on the Company's consolidated financial statements.

  Effective December 31, 2009, the Company adopted guidance to enhance the transparency surrounding the types of assets and associated risks in an employer's defined benefit pension or other postretirement benefit plans. This guidance requires an employer to disclose information about the valuation of plan assets similar to that required under other fair value disclosure guidance. The Company provided all of the material disclosures in its consolidated financial statements.

  Other Pronouncements

  Effective April 1, 2009, the Company adopted prospectively guidance which establishes general standards for accounting and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or available to be issued. The Company has provided all of the material disclosures in its consolidated financial statements.

  FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  In December 2011, the Financial Accounting Standards Board ("FASB") issued new guidance regarding comprehensive income (Accounting Standards Update ("ASU") 2011-12, Comprehensive Income (Topic 220): Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update
No. 2011-05). The amendments in ASU 2011-12 are effective for fiscal years and interim periods within those years beginning after December 15, 2011. Consistent with the effective date of the amendments in ASU 2011-05 discussed below, ASU 2011-12 defers the effective date pertaining to reclassification adjustments out of accumulated other comprehensive income in ASU 2011-05. The amendments are being made to allow the FASB time to re-deliberate whether to present on the face of the financial statements the effects of reclassifications out of accumulated other comprehensive income on the components of net income and other comprehensive income for all periods presented. All other requirements in ASU 2011-05 are not affected by ASU 2011-12, including the requirement to report comprehensive income either in a single continuous financial statement or in two separate but consecutive financial statements. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

  In December 2011, the FASB issued new guidance regarding balance sheet offsetting disclosures (ASU 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities), effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance should be applied retrospectively for all comparative periods presented. The amendments in ASU 2011-11 require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effects of those arrangements on its financial position. Entities are required

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. The objective of ASU 2011-11 is to facilitate comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards ("IFRS"). The Company is currently evaluating the impact of this guidance on its consolidated financial statements and related disclosures.

  In July 2011, the FASB issued new guidance on other expenses (ASU 2011-06, Other Expenses (Topic 720): Fees Paid to the Federal Government by Health Insurers), effective for calendar years beginning after December 31, 2013. The objective of this standard is to address how health insurers should recognize and classify in their income statements fees mandated by the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act. The amendments in this standard specify that the liability for the fee should be estimated and recorded in full once the entity provides qualifying health insurance in the applicable calendar year in which the fee is payable with a corresponding deferred cost that is amortized to expense using the straight-line method of allocation unless another method better allocates the fee over the calendar year that it is payable. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

  In June 2011, the FASB issued new guidance regarding comprehensive income (ASU 2011-05, Comprehensive Income (Topic 220): Presentation of Comprehensive Income), effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. The guidance should be applied retrospectively and early adoption is permitted. The new guidance provides companies with the option to present the total of comprehensive income, components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The objective of the standard is to increase the prominence of items reported in other comprehensive income and to facilitate convergence of GAAP and IFRS. The standard eliminates the option to present components of other comprehensive income as part of the statement of changes in stockholder's equity. The amendments in ASU 2011-05 do not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified in net income. The Company intends to adopt the two-statement approach in 2012.

  In May 2011, the FASB issued new guidance regarding fair value measurements (ASU 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs), effective for the first interim or annual period beginning after December 15, 2011. The guidance should be applied prospectively. The amendments in this ASU are intended to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRS. Some of the amendments clarify the FASB's intent on the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The Company does not expect the adoption of this new guidance to have a material impact on its consolidated financial statements.

  In April 2011, the FASB issued new guidance regarding effective control in repurchase agreements (ASU 2011-03, Transfers and Servicing (Topic 860):
Reconsideration of Effective Control for Repurchase Agreements), effective for the first interim or annual period beginning on or after December 15, 2011. The guidance should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. The amendments in this ASU remove from the assessment of effective control the criterion requiring the transferor to have the ability to repurchase or redeem the financial assets. The Company does not expect the adoption of this new guidance to have a material impact on its consolidated financial statements.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  In October 2010, the FASB issued new guidance regarding accounting for deferred acquisition costs (ASU 2010-26, Financial Services --Insurance (Topic
944): Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts) ("ASU 2010-26"), effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2011. ASU 2010-26 specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized as DAC; all other acquisition-related costs must be expensed as incurred. As a result, certain sales manager compensation and administrative costs currently capitalized by the Company will no longer be deferred. The Company will adopt ASU 2010-26 in 2012 and will apply it retrospectively to all prior periods presented in its consolidated financial statements for all insurance contracts. The Company estimates that DAC will be reduced by approximately $50 million to $60 million and total equity will be reduced by approximately $30 million to $40 million, net of income tax, as of the date of adoption. Additionally, the Company estimates that net income will be increased by approximately $5 million to $6 million in 2011, $6 million to $7 million in 2010, and $6 million to $7 million in 2009, as of the date of adoption.

2. INVESTMENTS

  FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

  The following tables present the amortized cost, gross unrealized gains and losses, estimated fair value of fixed maturity securities and the percentage that each sector represents by the respective total holdings for the periods shown.

                                                             DECEMBER 31, 2011
                                            ---------------------------------------------------
                                                          GROSS UNREALIZED
                                                      ------------------------ ESTIMATED
                                            AMORTIZED        TEMPORARY  OTTI     FAIR     % OF
                                              COST    GAINS   LOSSES    LOSSES   VALUE     TOTAL
                                            --------- ----- ---------- ------- --------- -------
                                                               (IN MILLIONS)
FIXED MATURITY SECURITIES:
U.S. corporate securities..................  $   621  $  68    $  1     $ --    $   688    47.3%
Foreign corporate securities...............      256     18       2       --        272    18.7
U.S. Treasury and agency securities........      170     19      --       --        189    13.0
RMBS.......................................      115     10      --       --        125     8.6
State and political subdivision securities.      105     18      --       --        123     8.5
CMBS.......................................       36      1      --       --         37     2.5
ABS........................................       12      1      --       --         13     0.9
Foreign government securities..............        6      1      --       --          7     0.5
                                             -------  -----    ----     ----    -------   -----
 Total fixed maturity securities...........  $ 1,321  $ 136    $  3     $ --    $ 1,454   100.0%
                                             =======  =====    ====     ====    =======   =====

                                                             DECEMBER 31, 2010
                                            ---------------------------------------------------
                                                          GROSS UNREALIZED
                                                      ------------------------ ESTIMATED
                                            AMORTIZED        TEMPORARY  OTTI     FAIR     % OF
                                              COST    GAINS   LOSSES    LOSSES   VALUE     TOTAL
                                            --------- ----- ---------- ------- --------- -------
                                                               (IN MILLIONS)
FIXED MATURITY SECURITIES:
U.S. corporate securities..................  $   581  $ 50     $  2     $ --    $   629    46.8%
Foreign corporate securities...............      316    20        1       --        335    24.9
U.S. Treasury and agency securities........       82     3        5       --         80     6.0
RMBS.......................................      126    11       --       --        137    10.2
State and political subdivision securities.      107     2        4       --        105     7.8
CMBS.......................................       42     2       --       --         44     3.3
ABS........................................       11     1       --       --         12     0.9
Foreign government securities..............        1    --       --       --          1     0.1
                                             -------  ----     ----     ----    -------   -----
 Total fixed maturity securities...........  $ 1,266  $ 89     $ 12     $ --    $ 1,343   100.0%
                                             =======  ====     ====     ====    =======   =====

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  The Company held no non-income producing fixed maturity securities at December 31, 2011 and 2010.

  The Company held foreign currency derivatives with notional amounts of $21 million and $29 million to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at December 31, 2011 and 2010, respectively.

  Concentrations of Credit Risk (Fixed Maturity Securities) -- Summary. The following section contains a summary of the concentrations of credit risk related to fixed maturity securities holdings.

  The Company was not exposed to any concentrations of credit risk of any single issuer greater than 10% of the Company's stockholder's equity, other than U.S. Treasury and agency securities of $189 million and $80 million at estimated fair value at December 31, 2011 and 2010, respectively.

  Maturities of Fixed Maturity Securities. The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), were as follows at:

                                                     DECEMBER 31,
                                        ---------------------------------------
                                               2011                2010
                                        ------------------- -------------------
                                                  ESTIMATED           ESTIMATED
                                        AMORTIZED   FAIR    AMORTIZED   FAIR
                                          COST      VALUE     COST      VALUE
                                        --------- --------- --------- ---------
                                                     (IN MILLIONS)
Due in one year or less................  $    73   $    75   $    66   $    72
Due after one year through five years..      268       289       330       356
Due after five years through ten years.      537       584       402       431
Due after ten years....................      280       331       289       291
                                         -------   -------   -------   -------
 Subtotal..............................    1,158     1,279     1,087     1,150
RMBS, CMBS and ABS.....................      163       175       179       193
                                         -------   -------   -------   -------
 Total fixed maturity securities.......  $ 1,321   $ 1,454   $ 1,266   $ 1,343
                                         =======   =======   =======   =======

  Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. RMBS, CMBS and ABS are shown separately in the table, as they are not due at a single maturity.

  EVALUATING AVAILABLE-FOR-SALE SECURITIES FOR OTHER-THAN-TEMPORARY IMPAIRMENT

  As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its available-for-sale securities holdings, including fixed maturity securities, in accordance with its impairment policy in order to evaluate whether such investments are other-than-temporarily impaired.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

NET UNREALIZED INVESTMENT GAINS (LOSSES)

  The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), were as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                       ----------------------
                                                          2011     2010    2009
                                                       -------  ------- -------
                                                            (IN MILLIONS)
 Fixed maturity securities............................  $ 133    $  77   $  39
 Derivatives..........................................     (3)      (3)     (2)
 Short-term investments...............................     (1)      (3)     (3)
 Amounts allocated from DAC...........................      1       --      (5)
 Deferred income tax benefit (expense)................    (46)     (25)    (11)
                                                        -----    -----   -----
 Net unrealized investment gains (losses).............  $  84    $  46   $  18
                                                        =====    =====   =====

  The changes in net unrealized investment gains (losses) were as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                       -----------------------
                                                           2011    2010    2009
                                                       -------- ------- -------
                                                            (IN MILLIONS)
 Balance, beginning of period.........................  $  46    $  18   $ (42)
 Unrealized investment gains (losses) during the year.     58       37     101
 Unrealized investment gains (losses) relating to:
  DAC.................................................      1        5      (7)
  Deferred income tax benefit (expense)...............    (21)     (14)    (34)
                                                        -----    -----   -----
 Balance, end of period...............................  $  84    $  46   $  18
                                                        =====    =====   =====
 Change in net unrealized investment gains (losses)...  $  38    $  28   $  60
                                                        =====    =====   =====

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  CONTINUOUS GROSS UNREALIZED LOSSES AND OTTI LOSSES FOR FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR

  The following tables present the estimated fair value and gross unrealized losses of fixed maturity securities in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position. Fixed maturity securities on which a noncredit OTTI loss has been recognized in accumulated other comprehensive income (loss) are categorized by length of time as being "less than 12 months" or "equal to or greater than 12 months" in a continuous unrealized loss position based on the point in time that the estimated fair value initially declined to below the amortized cost basis and not the period of time since the unrealized loss was deemed a noncredit OTTI loss.

                                                              DECEMBER 31, 2011
                                     --------------------------------------------------------------------
                                                             EQUAL TO OR GREATER
                                      LESS THAN 12 MONTHS       THAN 12 MONTHS             TOTAL
                                     ---------------------- ---------------------- ----------------------
                                      ESTIMATED    GROSS     ESTIMATED    GROSS     ESTIMATED    GROSS
                                        FAIR     UNREALIZED    FAIR     UNREALIZED    FAIR     UNREALIZED
                                       VALUE      LOSSES      VALUE      LOSSES      VALUE      LOSSES
                                     ---------- ----------- ---------- ----------- ---------- -----------
                                                  (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
U.S. corporate securities...........    $ 23       $  1        $  9       $ --        $ 32       $  1
Foreign corporate securities........      23          2          --         --          23          2
U.S. Treasury and agency securities.      --         --          --         --          --         --
RMBS................................       8         --          --         --           8         --
State and political subdivision
  securities........................      --         --          --         --          --         --
Foreign government securities.......       5         --          --         --           5         --
                                        ----       ----        ----       ----        ----       ----
 Total fixed maturity securities....    $ 59       $  3        $  9       $ --        $ 68       $  3
                                        ====       ====        ====       ====        ====       ====
Total number of securities in an
  unrealized loss position..........      38                      3
                                        ====                   ====

                                                              DECEMBER 31, 2010
                                     --------------------------------------------------------------------
                                                             EQUAL TO OR GREATER
                                      LESS THAN 12 MONTHS       THAN 12 MONTHS             TOTAL
                                     ---------------------- ---------------------- ----------------------
                                      ESTIMATED    GROSS     ESTIMATED    GROSS     ESTIMATED    GROSS
                                        FAIR     UNREALIZED    FAIR     UNREALIZED    FAIR     UNREALIZED
                                       VALUE      LOSSES      VALUE      LOSSES      VALUE      LOSSES
                                     ---------- ----------- ---------- ----------- ---------- -----------
                                                  (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
U.S. corporate securities...........   $  49       $  2        $  2       $ --       $  51       $  2
Foreign corporate securities........      46          1          11         --          57          1
U.S. Treasury and agency securities.      53          5          --         --          53          5
RMBS................................      --         --          --         --          --         --
State and political subdivision
  securities........................      49          4          --         --          49          4
Foreign government securities.......      --         --          --         --          --         --
                                       -----       ----        ----       ----       -----       ----
 Total fixed maturity securities....   $ 197       $ 12        $ 13       $ --       $ 210       $ 12
                                       =====       ====        ====       ====       =====       ====
Total number of securities in an
  unrealized loss position..........      33                      6
                                       =====                   ====

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

AGING OF GROSS UNREALIZED LOSSES AND OTTI LOSSES FOR FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

  The fixed maturity securities gross unrealized losses of $3 million and $12 million at December 31, 2011 and 2010, respectively, are all on securities where the estimated fair value had declined and remained below amortized cost by less than 20% and for less than nine months.

CONCENTRATION OF GROSS UNREALIZED LOSSES AND OTTI LOSSES FOR FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

  The gross unrealized losses related to fixed maturity securities, including the portion of OTTI losses recognized in accumulated other comprehensive income
(loss) were $3 million and $12 million at December 31, 2011 and 2010, respectively. The concentration, calculated as a percentage of gross unrealized losses (including OTTI losses), by sector and industry was as follows at:

                                                                   DECEMBER 31,
                                                                 -------------
                                                                 2011    2010
                                                                 ----    ----
SECTOR:
  Foreign corporate securities..................................  67%     12%
  U.S. corporate securities.....................................  33      16
  U.S. Treasury and agency securities...........................  --      42
  State and political subdivision securities....................  --      30
                                                                 ---     ---
   Total........................................................ 100%    100%
                                                                 ===     ===
INDUSTRY:
  Finance.......................................................  47%     10%
  Consumer......................................................  17       8
  Communications................................................  13      --
  Utility.......................................................   8       9
  Industrial....................................................   5       1
  Foreign government............................................   4      --
  Technology....................................................   4      --
  U.S. Treasury and agency securities...........................  --      42
  State and political subdivision securities....................  --      30
  Other.........................................................   2      --
                                                                 ---     ---
   Total........................................................ 100%    100%
                                                                 ===     ===

EVALUATING TEMPORARILY IMPAIRED AVAILABLE-FOR-SALE SECURITIES

  The Company held no fixed maturity securities with gross unrealized losses of greater than $10 million at both December 31, 2011 and 2010. Gross unrealized losses on fixed maturity securities decreased $9 million during the year ended December 31, 2011. The decline in, or improvement in, gross unrealized losses for the year ended December 31, 2011, was primarily attributable to a decrease in interest rates, partially offset by widening credit spreads. These securities were included in the Company's OTTI review process.

  Based on the Company's current evaluation of available-for-sale securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company has concluded that these securities are not other-than-temporarily impaired.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  Future OTTIs will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit ratings, changes in collateral valuation, changes in interest rates and changes in credit spreads. If economic fundamentals or any of the above factors deteriorate, additional OTTIs may be incurred in upcoming periods.

  NET INVESTMENT GAINS (LOSSES)

  The components of net investment gains (losses) were as follows:

                                                                           YEARS ENDED DECEMBER 31,
                                                                         -------------------------
                                                                           2011     2010     2009
                                                                         ------   ------   ------
                                                                            (IN MILLIONS)
Total gains (losses) on fixed maturity securities:
Total OTTI losses recognized............................................  $ --     $ (4)    $ (1)
 Fixed maturity securities -- net gains (losses) on sales and disposals.     1        6        1
                                                                          ----     ----     ----
   Total net investment gains (losses)..................................  $  1     $  2     $ --
                                                                          ====     ====     ====

  See "-- Related Party Investment Transactions" for discussion of affiliated net investment gains (losses) related to transfers of invested assets to affiliates.

  Gains (losses) from foreign currency transactions included within net investment gains (losses) were less than $1 million, ($1) million, and less than $1 million for the years ended December 31, 2011, 2010 and 2009, respectively.

  Proceeds from sales or disposals of fixed maturity securities and the components of fixed maturity securities net investment gains (losses) were as shown in the table below. Investment gains and losses on sales of securities are determined on a specific identification basis.

                                                                           YEARS ENDED DECEMBER 31,
                                                                         -------------------------
                                                                           2011     2010     2009
                                                                         ------   ------   ------
                                                                            (IN MILLIONS)
Proceeds................................................................ $ 162    $ 233    $ 166
                                                                         =====    =====    =====
Gross investment gains.................................................. $   2    $   9    $   4
                                                                         -----    -----    -----
Gross investment losses.................................................    (1)      (3)      (3)
                                                                         -----    -----    -----
Total OTTI losses recognized in earnings:
  Credit-related........................................................    --       (4)      --
  Other (1).............................................................    --       --       (1)
                                                                         -----    -----    -----
   Total OTTI losses recognized in earnings.............................    --       (4)      (1)
                                                                         -----    -----    -----
     Net investment gains (losses)...................................... $   1    $   2    $  --
                                                                         =====    =====    =====

----------
(1)Other OTTI losses recognized in earnings include impairments on perpetual hybrid securities classified within fixed maturity securities where the primary reason for the impairment was the severity and/or the duration of an unrealized loss position and fixed maturity securities where there is an intent to sell or it is more likely than not that the Company will be required to sell the security before recovery of the decline in estimated fair value.

  There were no fixed maturity security OTTI losses recognized in earnings for the year ended December 31, 2011. The fixed maturity security OTTI losses recognized in earnings for the years ended December 31, 2010 and 2009 of $4 million and $1 million, respectively, related to the financial services industry within the U.S. and foreign corporate securities sector.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  CREDIT LOSS ROLLFORWARD -- ROLLFORWARD OF THE CUMULATIVE CREDIT LOSS COMPONENT OF OTTI LOSS RECOGNIZED IN EARNINGS ON FIXED MATURITY SECURITIES STILL HELD FOR WHICH A PORTION OF THE OTTI LOSS WAS RECOGNIZED IN OTHER COMPREHENSIVE INCOME (LOSS)

  The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was recognized in other comprehensive income (loss):

                                                                                 YEARS ENDED DECEMBER 31,
                                                                               --------------------------
                                                                                 2011          2010
                                                                               ------        ------
                                                                               (IN MILLIONS)
Balance, at January 1,........................................................  $  3          $  3
Reductions: Sales (maturities, pay downs or prepayments) during the period of
  securities previously impaired as credit loss OTTI..........................    (3)           --
                                                                                ----          ----
Balance, at December 31,......................................................  $ --          $  3
                                                                                ====          ====

  NET INVESTMENT INCOME

  The components of net investment income were as follows:

                                                                                 YEARS ENDED DECEMBER 31,
                                                                                 ------------------------
                                                                                   2011     2010    2009
                                                                                 ------   ------  ------
                                                                                    (IN MILLIONS)
Investment income:
Fixed maturity securities....................................................... $  76     $ 67    $ 64
Mortgage loans..................................................................     5        5       5
Policy loans....................................................................    23       22      22
Other limited partnership interests.............................................     1       --      --
Other...........................................................................     2        1       1
                                                                                 -----     ----    ----
   Subtotal.....................................................................   107       95      92
  Less: Investment expenses.....................................................     2        2       2
                                                                                 -----     ----    ----
     Net investment income...................................................... $ 105     $ 93    $ 90
                                                                                 =====     ====    ====

  See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and investment expenses included in the table above.

  INVESTED ASSETS ON DEPOSIT

  Invested assets on deposit with regulatory agencies with an estimated fair value of $4 million at both December 31, 2011 and 2010, consisted primarily of fixed maturity securities.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  MORTGAGE LOANS

  Mortgage loans are summarized as follows at:

                                                  DECEMBER 31,
                                   ------------------------------------------
                                           2011                  2010
                                   --------------------  --------------------
                                      CARRYING    % OF      CARRYING    % OF
                                       VALUE       TOTAL     VALUE       TOTAL
                                   ------------- ------- ------------- -------
                                   (IN MILLIONS)         (IN MILLIONS)
 Mortgage loans:
 Agricultural.....................     $  57       54.8%     $ 56        73.7%
 Commercial.......................        48       46.2        20        26.3
                                       -----      -----      ----       -----
    Subtotal......................       105      101.0        76       100.0
  Valuation allowances............        (1)      (1.0)       --          --
                                       -----      -----      ----       -----
      Total mortgage loans, net...     $ 104      100.0%     $ 76       100.0%
                                       =====      =====      ====       =====

  All of the commercial and agricultural mortgage loans held at both
December 31, 2011 and 2010 were evaluated collectively for credit losses. The valuation allowances at December 31, 2011, as shown above, were primarily for the commercial mortgage loan portfolio segment and were for non-specifically identified credit losses. The valuation allowances on agricultural mortgage loans were less than $1 million at December 31, 2011. At December 31, 2010, valuation allowances were less than $1 million on the commercial and agricultural mortgage loan portfolio segments and were for non-specifically identified credit losses.

  Agricultural Mortgage Loans -- by Credit Quality Indicator. All of the agricultural mortgage loans held at both December 31, 2011 and 2010 had a loan-to-value ratio of less than 65%.

  Commercial Mortgage Loans -- by Credit Quality Indicators with Estimated Fair Value. See Note 1 for a discussion of all credit quality indicators presented herein. Presented below for the commercial mortgage loans is the recorded investment, prior to valuation allowances, by the indicated loan-to-value ratio categories and debt service coverage ratio categories and estimated fair value of such mortgage loans by the indicated loan-to-value ratio categories at:

                                                    COMMERCIAL
                       -------------------------------------------------------------------
                                     RECORDED INVESTMENT
                       -----------------------------------------------
                          DEBT SERVICE COVERAGE RATIOS
                       --------------------------------
                                                                 % OF    ESTIMATED   % OF
                        > 1.20X  1.00X - 1.20X  < 1.00X   TOTAL   TOTAL  FAIR VALUE   TOTAL
                       -------- -------------- -------- ------- ------- ----------- -------
                                    (IN MILLIONS)                      (IN MILLIONS)
DECEMBER 31, 2011:
Loan-to-value ratios:
Less than 65%.........   $ 48        $ --        $ --    $ 48    100.0%    $ 52      100.0%
65% to 75%............     --          --          --      --       --       --         --
76% to 80%............     --          --          --      --       --       --         --
Greater than 80%......     --          --          --      --       --       --         --
                         ----        ----        ----    ----    -----     ----      -----
 Total................   $ 48        $ --        $ --    $ 48    100.0%    $ 52      100.0%
                         ====        ====        ====    ====    =====     ====      =====

DECEMBER 31, 2010:
Loan-to-value ratios:
Less than 65%.........   $ --        $ --        $ --    $ --       --%    $ --         --%
65% to 75%............     19          --          --      19     95.0       21       95.5
76% to 80%............     --          --          --      --       --       --         --
Greater than 80%......      1          --          --       1      5.0        1        4.5
                         ----        ----        ----    ----    -----     ----      -----
 Total................   $ 20        $ --        $ --    $ 20    100.0%    $ 22      100.0%
                         ====        ====        ====    ====    =====     ====      =====

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  Past Due, Interest Accrual Status and Impaired Mortgage Loans. The Company has a high quality, well performing, mortgage loan portfolio, with all mortgage loans classified as performing at both December 31, 2011and 2010. The Company defines delinquent mortgage loans consistent with industry practice, when interest and principal payments are past due as follows: commercial mortgage loans -- 60 days or more; and agricultural mortgage loans -- 90 days or more. The Company had no impaired mortgage loans, no loans past due and no loans in non-accrual status at both December 31, 2011 and 2010. The Company did not recognize interest income on impaired mortgage loans during the years ended December 31, 2011 and 2010.

  Mortgage Loans Modified in a Troubled Debt Restructuring. See Note 1 for a discussion of loan modifications that are classified as troubled debt restructuring and the types of concessions typically granted. At December 31, 2011, the Company had no mortgage loans modified during the period in a troubled debt restructuring.

  OTHER LIMITED PARTNERSHIP INTERESTS

  The carrying value of other limited partnership interests (which primarily represent ownership interests in pooled investment funds that principally make private equity investments in companies in the United States and overseas) was $3 million and $1 million at December 31, 2011 and 2010, respectively. There were no impairments of other limited partnership interests for the years ended December 31, 2011, 2010 and 2009.

  OTHER INVESTED ASSETS

  The following table presents the carrying value of the Company's other invested assets by type at:

                                              DECEMBER 31,
                               ------------------------------------------
                                       2011                  2010
                               --------------------  --------------------
                                  CARRYING    % OF      CARRYING    % OF
                                   VALUE       TOTAL     VALUE       TOTAL
                               ------------- ------- ------------- -------
                               (IN MILLIONS)         (IN MILLIONS)
      Tax credit partnerships.    $    14     100.0%    $    14      35.9%
      Loans to affiliates.....         --        --          25      64.1
                                  -------     -----     -------     -----
       Total..................    $    14     100.0%    $    39     100.0%
                                  =======     =====     =======     =====

  Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of income tax credits, and are accounted for under the equity method or under the effective yield method. Loans to affiliates, some of which are regulated, are used by the affiliates to assist in meeting their capital requirements.

  CASH EQUIVALENTS

  The carrying value of cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $14 million and $21 million at December 31, 2011 and 2010, respectively.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  VARIABLE INTEREST ENTITIES

  The Company holds investments in certain entities that are VIEs. The following table presents the carrying amount and maximum exposure to loss relating to VIEs for which the Company holds significant variable interests but is not the primary beneficiary and which have not been consolidated at:

                                                              DECEMBER 31,
                                               -------------------------------------------
                                                       2011                  2010
                                               --------------------- ---------------------
                                                          MAXIMUM               MAXIMUM
                                               CARRYING   EXPOSURE   CARRYING   EXPOSURE
                                                AMOUNT   TO LOSS (1)  AMOUNT   TO LOSS (1)
                                               -------- ------------ -------- ------------
                                                              (IN MILLIONS)
Fixed maturity securities available-for-sale:
 RMBS (2).....................................  $ 125      $ 125      $ 137      $ 137
 CMBS (2).....................................     37         37         44         44
 ABS (2)......................................     13         13         12         12
 U.S. corporate securities....................      5          5         --         --
 Foreign corporate securities.................     --         --         17         17
Other invested assets.........................     13         13         13         13
Other limited partnership interests...........      2          5          1          5
                                                -----      -----      -----      -----
 Total........................................  $ 195      $ 198      $ 224      $ 228
                                                =====      =====      =====      =====

----------
(1)The maximum exposure to loss relating to the fixed maturity securities available-for-sale is equal to the carrying amounts or carrying amounts of retained interests. For certain of its investments in other invested assets, the Company's return is in the form of income tax credits which are guaranteed by a creditworthy third party. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by income tax credits guaranteed by third parties. There were no amounts guaranteed by third parties at both December 31, 2011 and 2010. The maximum exposure to loss relating to the other limited partnership interests is equal to the carrying amounts plus any unfunded commitments of the Company. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

(2)For these variable interests, the Company's involvement is limited to that of a passive investor. As described in Note 10, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2011, 2010 and 2009.

  RELATED PARTY INVESTMENT TRANSACTIONS

  In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Invested assets transferred to and from affiliates were as follows:

                                                                              YEARS ENDED DECEMBER 31,
                                                                            -------------------------
                                                                             2011     2010     2009
                                                                            -----    -----    -----
                                                                              (IN MILLIONS)
Estimated fair value of invested assets transferred to affiliates.......... $ --     $ --     $  3
Amortized cost of invested assets transferred to affiliates................ $ --     $ --     $  4
Net investment gains (losses) recognized on invested assets transferred to
  affiliates............................................................... $ --     $ --     $ (1)

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  The Company receives investment administrative services from an affiliate. These investment expenses were $2 million, $2 million and $1 million for the years ended December 31, 2011, 2010 and 2009, respectively. The Company also had additional affiliated net investment income of less than $1 million for each of the years ended December 31, 2011, 2010 and 2009.

  During 2008, the Company entered into a secured note receivable with an affiliate, MetLife Insurance Company of Connecticut, and loaned $25 million to the affiliate. The secured note receivable matured in 2011.

3. DERIVATIVE FINANCIAL INSTRUMENTS

  ACCOUNTING FOR DERIVATIVE FINANCIAL INSTRUMENTS

  See Note 1 for a description of the Company's accounting policies for derivative financial instruments.

  See Note 4 for information about the fair value hierarchy for derivatives.

  PRIMARY RISKS MANAGED BY DERIVATIVE FINANCIAL INSTRUMENTS

  The Company is exposed to various risks relating to its ongoing business operations, including foreign currency risk and credit risk. The Company uses a variety of strategies to manage these risks, including the use of derivative instruments. The following table presents the gross notional amount, estimated fair value and primary underlying risk exposure of the Company's derivative financial instruments, excluding embedded derivatives, held at:

                                                                     DECEMBER 31,
                                            --------------------------------------------------------------
                                                         2011                            2010
                                            ------------------------------- ------------------------------
                                                         ESTIMATED FAIR                 ESTIMATED FAIR
                                                           VALUE (1)                       VALUE (1)
                                                     ----------------------          ---------------------
PRIMARY UNDERLYING                          NOTIONAL                        NOTIONAL
RISK EXPOSURE           INSTRUMENT TYPE      AMOUNT    ASSETS   LIABILITIES   AMOUNT   ASSETS  LIABILITIES
------------------  ----------------------- -------- -------- ------------- -------- -------- ------------
                                                                    (IN MILLIONS)
Foreign currency    Foreign currency swaps.   $ 21     $ --       $  3        $ 29     $ --       $  6
Credit              Credit default swaps...     23       --         --          27       --         --
                                              ----     ----       ----        ----     ----       ----
                    Total..................   $ 44     $ --       $  3        $ 56     $ --       $  6
                                              ====     ====       ====        ====     ====       ====

----------
(1)The estimated fair value of all derivatives in an asset position is reported within other invested assets in the consolidated balance sheets and the estimated fair value of all derivatives in a liability position is reported within other liabilities in the consolidated balance sheets.

  The following table presents the gross notional amount of derivative financial instruments by maturity at December 31, 2011:

                                                 REMAINING LIFE
                        ----------------------------------------------------------------
                                      AFTER ONE YEAR  AFTER FIVE YEARS
                         ONE YEAR OR  THROUGH FIVE      THROUGH TEN     AFTER TEN
                            LESS          YEARS            YEARS         YEARS     TOTAL
                        ------------ --------------- ----------------- ---------- ------
                                                 (IN MILLIONS)
Foreign currency swaps.     $ --          $ 14              $ 7           $ --     $ 21
Credit default swaps...       --            23               --             --       23
                            ----          ----              ---           ----     ----
 Total.................     $ --          $ 37              $ 7           $ --     $ 44
                            ====          ====              ===           ====     ====

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  Foreign currency swaps are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets denominated in foreign currencies. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in cash flow and non-qualifying hedging relationships.

  Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to hedge credit risk. If a credit event, as defined by the contract, occurs, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. The Company utilizes credit default swaps in non-qualifying hedging relationships.

  Credit default swaps are also used to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments such as U.S. Treasury securities, agency securities or other fixed maturity securities.

  HEDGING

  The following table presents the gross notional amount and estimated fair value of derivatives designated as hedging instruments by type of hedge designation at:

                                                                      DECEMBER 31,
                                               -----------------------------------------------------------
                                                           2011                           2010
                                               -----------------------------  -----------------------------
                                                         ESTIMATED FAIR VALUE           ESTIMATED FAIR VALUE
                                                        --------------------           --------------------
                                               NOTIONAL                       NOTIONAL
DERIVATIVES DESIGNATED AS HEDGING INSTRUMENTS   AMOUNT   ASSETS   LIABILITIES  AMOUNT   ASSETS   LIABILITIES
---------------------------------------------  -------- -------  ------------ -------- -------  ------------
                                                                      (IN MILLIONS)
           Cash flow hedges:
           Foreign currency swaps.............   $ 19    $ --        $ 3        $ 19    $ --        $ 2

  The following table presents the gross notional amount and estimated fair value of derivatives that were not designated or do not qualify as hedging instruments by derivative type at:

                                                                DECEMBER 31,
                                         -----------------------------------------------------------
                                                     2011                           2010
                                         -----------------------------  -----------------------------
                                                   ESTIMATED FAIR VALUE           ESTIMATED FAIR VALUE
                                                  --------------------           --------------------
DERIVATIVES NOT DESIGNATED OR            NOTIONAL                       NOTIONAL
NOT QUALIFYING AS HEDGING INSTRUMENTS     AMOUNT   ASSETS   LIABILITIES  AMOUNT4  ASSETS   LIABILITIES
---------------------------------------- -------- -------  ------------ -------- -------  ------------
                                                                (IN MILLIONS)
Foreign currency swaps..................   $  2    $ --        $ --       $ 10    $ --        $ 4
Credit default swaps....................     23      --          --         27      --         --
                                           ----    ----        ----       ----    ----        ---
 Total non-designated or non-qualifying
   derivatives..........................   $ 25    $ --        $ --       $ 37    $ --        $ 4
                                           ====    ====        ====       ====    ====        ===

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  NET DERIVATIVE GAINS (LOSSES)

  The components of net derivative gains (losses) were as follows:

                                                     YEARS ENDED DECEMBER 31,
                                                   -------------------------
                                                     2011     2010     2009
                                                   ------   ------  -------
                                                       (IN MILLIONS)
       Derivatives and hedging gains (losses) (1). $    2   $   1   $    (1)
       Embedded derivatives.......................    154      33      (130)
                                                    ------  -----   -------
        Total net derivative gains (losses)....... $  156   $  34   $  (131)
                                                    ======  =====   =======

----------
(1)Includes foreign currency transaction gains (losses) on hedged items in cash flow and non-qualifying hedging relationships, which are not presented elsewhere in this note.

  The Company recognized insignificant net investment income from settlement payments related to qualifying hedges for the years ended December 31, 2011 and 2010. The Company did not recognize any net investment income from settlement payments related to qualifying hedges for the year ended December 31, 2009.

  The Company recognized insignificant net derivative gains (losses) from settlement payments related to non-qualifying hedges for each of the years ended December 31, 2011, 2010 and 2009.

  CASH FLOW HEDGES

  The Company designates and accounts for foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments as cash flow hedges when they have met the requirements of cash flow hedging.

  For the years ended December 31, 2011 and 2010, the Company recognized insignificant net derivative gains (losses) which represented the ineffective portion of all cash flow hedges. For the year ended December 31, 2009, the Company did not recognize any net derivative gains (losses) which represented the ineffective portion of all cash flow hedges. In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date, within two months of that date, or were no longer probable of occurring. For the years ended December 31, 2011, 2010 and 2009, there were no amounts reclassified into net derivative gains (losses) related to such discontinued cash flow hedges. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments, for the years ended December 31, 2011, 2010 and 2009.

  The following table presents the components of accumulated other comprehensive income (loss), before income tax, related to cash flow hedges:

                                                                               YEARS ENDED DECEMBER 31,
                                                                               ----------------------
                                                                                  2011     2010    2009
                                                                               -------  ------- -------
                                                                                    (IN MILLIONS)
Accumulated other comprehensive income (loss), balance at January 1,..........  $ (3)    $ (2)   $ (2)
Gains (losses) deferred in other comprehensive income (loss) on the effective
  portion of cash flow hedges.................................................    (1)      (1)     --
Amounts reclassified to net derivative gains (losses).........................     1       --      --
                                                                                ----     ----    ----
Accumulated other comprehensive income (loss), balance at December 31,........  $ (3)    $ (3)   $ (2)
                                                                                ====     ====    ====

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  At December 31, 2011, ($1) million of deferred net gains (losses) on derivatives in accumulated other comprehensive income (loss) was expected to be reclassified to earnings within the next 12 months.

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

  The Company enters into foreign currency swaps to economically hedge its exposure to adverse movements in exchange rates.

  The following table presents the amount and location of gains (losses) recognized in income for foreign currency swaps that were not designated or qualifying as hedging instruments:

                                                                NET DERIVATIVE
                                                                 GAINS (LOSSES)
                                                               ----------------
                                                                (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2011:
Foreign currency swaps........................................       $ --
FOR THE YEAR ENDED DECEMBER 31, 2010:
Foreign currency swaps........................................       $  1
FOR THE YEAR ENDED DECEMBER 31, 2009:
Foreign currency swaps........................................       $ (1)

  CREDIT DERIVATIVES

  In connection with synthetically created investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $22 million at both December 31, 2011 and 2010. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. At December 31, 2011, the Company would have paid an insignificant amount to terminate all of these contracts. At December 31, 2010, the Company would have received an insignificant amount to terminate all of these contracts.

  The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

                                                                         DECEMBER 31,
                                         -----------------------------------------------------------------------------
                                                          2011                                   2010
                                         -------------------------------------- --------------------------------------
                                                                                              MAXIMUM
                                                       MAXIMUM                                 AMOUNT
                                         ESTIMATED      AMOUNT                  ESTIMATED    OF FUTURE
                                         FAIR VALUE   OF FUTURE      WEIGHTED   FAIR VALUE    PAYMENTS      WEIGHTED
                                         OF CREDIT  PAYMENTS UNDER   AVERAGE    OF CREDIT      UNDER        AVERAGE
RATING AGENCY DESIGNATION OF REFERENCED   DEFAULT   CREDIT DEFAULT   YEARS TO    DEFAULT   CREDIT DEFAULT   YEARS TO
CREDIT OBLIGATIONS (1)                     SWAPS      SWAPS (2)    MATURITY (3)   SWAPS      SWAPS (2)    MATURITY (3)
---------------------------------------  ---------- -------------- ------------ ---------- -------------- ------------

                                               (IN MILLIONS)                          (IN MILLIONS)
   Baa
   Credit default swaps referencing
     indices............................    $ --         $ 22          5.0         $ --         $ 22          5.0

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

----------
(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service, S&P and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

(2)Assumes the value of the referenced credit obligations is zero.

(3)The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

  CREDIT RISK ON FREESTANDING DERIVATIVES

  The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

  The Company manages its credit risk related to OTC derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. See Note 4 for a description of the impact of credit risk on the valuation of derivative instruments.

  The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its OTC derivative instruments. At December 31, 2011 and 2010, the Company did not pledge or accept any collateral.

  The Company's collateral arrangements for its OTC derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the fair value of that counterparty's derivatives reaches a pre-determined threshold. Certain of these arrangements also include credit-contingent provisions that provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the credit ratings of the Company and/or the counterparty. In addition, certain of the Company's netting agreements for derivative instruments contain provisions that require the Company to maintain a specific investment grade credit rating from at least one of the major credit rating agencies. If the Company's credit ratings were to fall below that specific investment grade credit rating, it would be in violation of these provisions, and the counterparties to the derivative instruments could request immediate payment or demand immediate and ongoing full overnight collateralization on derivative instruments that are in a net liability position after considering the effect of netting agreements.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  The following table presents the estimated fair value of the Company's OTC derivatives that are in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that the Company would be required to provide if there was a one notch downgrade in the Company's credit rating at the reporting date or if the Company's credit rating sustained a downgrade to a level that triggered full overnight collateralization or termination of the derivative position at the reporting date. Derivatives that are not subject to collateral agreements are not included in the scope of this table.

                                       ESTIMATED FAIR VALUE OF    FAIR VALUE OF INCREMENTAL COLLATERAL
                                        COLLATERAL PROVIDED:                 PROVIDED UPON:
                                      ------------------------ ------------------------------------------

                                                                                   DOWNGRADE IN THE
                                                                 ONE NOTCH     COMPANY'S CREDIT RATING
                                                                 DOWNGRADE     TO A LEVEL THAT TRIGGERS
                       ESTIMATED                                  IN THE            FULL OVERNIGHT
                   FAIR VALUE (1) OF                               COMPANY'S     COLLATERALIZATION OR
                   DERIVATIVES IN NET      FIXED MATURITY         CREDIT             TERMINATION
                   LIABILITY POSITION      SECURITIES (2)         RATING       OF THE DERIVATIVE POSITION
                   ------------------ ------------------------ ------------- ----------------------------
                                                       (IN MILLIONS)
DECEMBER 31, 2011.     $        3            $      --           $      --             $      3
DECEMBER 31, 2010.     $        6            $      --           $      --             $      6

----------
(1)After taking into consideration the existence of netting agreements.

(2)Included in fixed maturity securities in the consolidated balance sheets. Subject to certain constraints, the counterparties are permitted by contract to sell or repledge this collateral. At December 31, 2011 and 2010, the Company did not provide any cash collateral.

  Without considering the effect of netting agreements, the estimated fair value of the Company's OTC derivatives with credit-contingent provisions that were in a gross liability position at December 31, 2011 was $3 million. At December 31, 2011, the Company did not provide any collateral in connection with these derivatives. In the unlikely event that both: (i) the Company's credit rating was downgraded to a level that triggers full overnight collateralization or termination of all derivative positions; and (ii) the Company's netting agreements were deemed to be legally unenforceable, then the additional collateral that the Company would be required to provide to its counterparties in connection with its derivatives in a gross liability position at December 31, 2011 would be $3 million.

  EMBEDDED DERIVATIVES

  The Company issues certain products or purchases certain investments that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives. These host contracts principally include: variable annuities with guaranteed minimum benefits, including GMWBs, GMABs and certain GMIBs; and affiliated ceded reinsurance of guaranteed minimum benefits related to GMWBs, GMABs and certain GMIBs.

  The following table presents the estimated fair value of the Company's embedded derivatives at:

                                                               DECEMBER 31,
                                                               -------------
                                                                 2011   2010
                                                               ------ ------
                                                               (IN MILLIONS)
    Net embedded derivatives within asset host contracts:
     Ceded guaranteed minimum benefits........................ $ 378  $ 161
    Net embedded derivatives within liability host contracts:
     Direct guaranteed minimum benefits....................... $  75  $  21

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  The following table presents changes in estimated fair value related to embedded derivatives:

                                                 YEARS ENDED DECEMBER 31,
                                                 -----------------------
                                                   2011    2010    2009
                                                 ------  ------  ------
                                                     (IN MILLIONS)
         Net derivative gains (losses) (1), (2). $ 154   $   33  $ (130)

----------
(1)The valuation of direct guaranteed minimum benefits includes an adjustment for nonperformance risk. The amounts included in net derivative gains (losses), in connection with this adjustment, were $18 million, ($14) million and ($95) million for the years ended December 31, 2011, 2010 and 2009, respectively. In addition, the valuation of ceded guaranteed minimum benefits includes an adjustment for nonperformance risk. The amounts included in net derivative gains (losses), in connection with this adjustment, were ($38) million, $31 million and $182 million for the years ended December 31, 2011, 2010 and 2009, respectively.

(2)See Note 7 for discussion of affiliated net derivative gains (losses) included in the table above.

4. FAIR VALUE

  Considerable judgment is often required in interpreting market data to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

ASSETS AND LIABILITIES MEASURED AT FAIR VALUE

  RECURRING FAIR VALUE MEASUREMENTS

  The assets and liabilities measured at estimated fair value on a recurring basis were determined as described below. These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows:

                                                                     DECEMBER 31, 2011
                                                -----------------------------------------------------------
                                                 FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                                -------------------------------------------------
                                                 QUOTED PRICES IN
                                                ACTIVE MARKETS FOR                   SIGNIFICANT    TOTAL
                                                 IDENTICAL ASSETS  SIGNIFICANT OTHER UNOBSERVABLE ESTIMATED
                                                 AND LIABILITIES   OBSERVABLE INPUTS    INPUTS      FAIR
                                                    (LEVEL 1)          (LEVEL 2)      (LEVEL 3)     VALUE
                                                ------------------ ----------------- ------------ ---------
                                                                       (IN MILLIONS)
ASSETS:
Fixed maturity securities:
 U.S. corporate securities.....................       $  --            $    668         $   20    $    688
 Foreign corporate securities..................          --                 272             --         272
 U.S. Treasury and agency securities...........         114                  75             --         189
 RMBS..........................................          --                 125             --         125
 State and political subdivision securities....          --                 123             --         123
 CMBS..........................................          --                  37             --          37
 ABS...........................................          --                  12              1          13
 Foreign government securities.................          --                   7             --           7
                                                      -----            --------         ------    --------
   Total fixed maturity securities.............         114               1,319             21       1,454
                                                      -----            --------         ------    --------
Short-term investments.........................          --                  59             --          59
Net embedded derivatives within asset host
  contracts (1)................................          --                  --            378         378
Separate account assets (2)....................          --               8,057             --       8,057
                                                      -----            --------         ------    --------
   Total assets................................       $ 114            $  9,435         $  399    $  9,948
                                                      =====            ========         ======    ========
LIABILITIES:
Derivative liabilities: (3)
 Foreign currency contracts....................       $  --            $      3         $   --    $      3
 Credit contracts..............................          --                  --             --          --
                                                      -----            --------         ------    --------
   Total derivative liabilities................          --                   3             --           3
Net embedded derivatives within liability host
  contracts (1)................................          --                  --             75          75
                                                      -----            --------         ------    --------
   Total liabilities...........................       $  --            $      3         $   75    $     78
                                                      =====            ========         ======    ========

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

                                                                     DECEMBER 31, 2010
                                                -----------------------------------------------------------
                                                 FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                                -------------------------------------------------
                                                 QUOTED PRICES IN
                                                ACTIVE MARKETS FOR                   SIGNIFICANT    TOTAL
                                                 IDENTICAL ASSETS  SIGNIFICANT OTHER UNOBSERVABLE ESTIMATED
                                                 AND LIABILITIES   OBSERVABLE INPUTS    INPUTS      FAIR
                                                    (LEVEL 1)          (LEVEL 2)      (LEVEL 3)     VALUE
                                                ------------------ ----------------- ------------ ---------
                                                                       (IN MILLIONS)
ASSETS:
Fixed maturity securities:
 U.S. corporate securities.....................        $ --            $     594        $   35    $     629
 Foreign corporate securities..................          --                  316            19          335
 U.S. Treasury and agency securities...........          29                   51            --           80
 RMBS..........................................          --                  137            --          137
 State and political subdivision securities....          --                  105            --          105
 CMBS..........................................          --                   44            --           44
 ABS...........................................          --                   12            --           12
 Foreign government securities.................          --                    1            --            1
                                                       ----            ---------        ------    ---------
   Total fixed maturity securities.............          29                1,260            54        1,343
                                                       ----            ---------        ------    ---------
Short-term investments.........................          --                   38            --           38
Net embedded derivatives within asset host
  contracts (1)................................          --                   --           161          161
Separate account assets (2)....................          --                9,105            --        9,105
                                                       ----            ---------        ------    ---------
   Total assets................................        $ 29            $  10,403        $  215    $  10,647
                                                       ====            =========        ======    =========
LIABILITIES:
Derivative liabilities: (3)
 Foreign currency contracts....................        $ --            $       6        $   --    $       6
 Credit contracts..............................          --                   --            --           --
                                                       ----            ---------        ------    ---------
 Total derivative liabilities..................          --                    6            --            6
Net embedded derivatives within liability host
  contracts (1)................................          --                   --            21           21
                                                       ----            ---------        ------    ---------
 Total liabilities.............................        $ --            $       6        $   21    $      27
                                                       ====            =========        ======    =========

----------
(1)Net embedded derivatives within asset host contracts are presented within premiums, reinsurance and other receivables in the consolidated balance sheets. Net embedded derivatives within liability host contracts are presented within PABs in the consolidated balance sheets.

(2)Separate account assets are measured at estimated fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

(3)Derivative liabilities are presented within other liabilities in the consolidated balance sheets.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

  Fixed Maturity Securities and Short-term Investments

  When available, the estimated fair value of the Company's fixed maturity securities and short-term investments are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

  When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, giving priority to observable inputs. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The inputs in applying these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity and management's assumptions regarding estimated duration, liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

  The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active markets, quoted prices in markets that are not active and observable yields and spreads in the market.

  When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Even though these inputs are unobservable, management believes they are consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

  The use of different methodologies, assumptions and inputs may have a material effect on the estimated fair values of the Company's securities holdings.

  Derivatives

  The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models.

  The significant inputs to the pricing models for most OTC derivatives are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain OTC derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Significant inputs that are unobservable generally include: independent broker quotes, references to

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

  The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its derivative positions using the standard swap curve which includes a spread to the risk free rate. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with the standard swap curve. As the Company and its significant derivative counterparties consistently execute trades at such pricing levels, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. The evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

  Most inputs for OTC derivatives are mid market inputs but, in certain cases, bid level inputs are used when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

  Embedded Derivatives Within Asset and Liability Host Contracts

  Embedded derivatives principally include certain direct variable annuity guarantees and certain affiliated ceded reinsurance agreements related to such variable annuity guarantees. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

  The Company issues certain variable annuity products with guaranteed minimum benefits. GMWBs, GMABs and certain GMIBs are embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within PABs in the consolidated balance sheets.

  The fair value of these guarantees is estimated using the present value of projected future benefits minus the present value of projected future fees using actuarial and capital market assumptions including expectations concerning policyholder behavior. A risk neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk free rates. The valuation of these guarantee liabilities includes adjustments for nonperformance risk and for a risk margin related to non-capital market inputs.

  The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife's debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife.

  Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees. These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates,

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY equity indices, market volatility and foreign currency exchange rates; changes in nonperformance risk; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

  The Company ceded, to an affiliated reinsurance company, the risk associated with certain of the GMIBs and GMWBs previously described. In addition to ceding risks associated with guarantees that are accounted for as embedded derivatives, the Company also ceded, to the same affiliated reinsurance company, certain directly written GMIBs that are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance agreement contains an embedded derivative. These embedded derivatives are included within premiums, reinsurance and other receivables in the consolidated balance sheets with changes in estimated fair value reported in net derivative gains (losses). The value of the embedded derivatives on these ceded risks is determined using a methodology consistent with that described previously for the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

  Separate Account Assets

  Separate account assets are carried at estimated fair value and reported as a summarized total on the consolidated balance sheets. The estimated fair value of separate account assets is based on the estimated fair value of the underlying assets. Assets within the Company's separate accounts include: mutual funds, hedge funds and cash. See "-- Valuation Techniques and Inputs by Level Within the Three-Level Fair Value Hierarchy by Major Classes of Assets and Liabilities" below for a discussion of the methods and assumptions used to estimate the fair value of these financial instruments.

VALUATION TECHNIQUES AND INPUTS BY LEVEL WITHIN THE THREE-LEVEL FAIR VALUE HIERARCHY BY MAJOR CLASSES OF ASSETS AND LIABILITIES

  A description of the significant valuation techniques and inputs to the determination of estimated fair value for the more significant asset and liability classes measured at fair value on a recurring basis is as follows:

  The Company determines the estimated fair value of its investments using primarily the market approach and the income approach. The use of quoted prices for identical assets and matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or income approach is used.

  While certain investments have been classified as Level 1 from the use of unadjusted quoted prices for identical investments supported by high volumes of trading activity and narrow bid/ask spreads, most investments have been classified as Level 2 because the significant inputs used to measure the fair value on a recurring basis of the same or similar investment are market observable or can be corroborated using market observable information for the full term of the investment. Level 3 investments include those where estimated fair values are based on significant unobservable inputs that are supported by little or no market activity and may reflect management's own assumptions about what factors market participants would use in pricing these investments.

LEVEL 1 MEASUREMENTS:

  Fixed Maturity Securities

  These securities are comprised of U.S. Treasury securities. Valuation of these securities is based on unadjusted quoted prices in active markets that are readily and regularly available.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

LEVEL 2 MEASUREMENTS:

  Fixed Maturity Securities and Short-term Investments

  This level includes fixed maturity securities priced principally by independent pricing services using observable inputs. Short-term investments within this level are of a similar nature and class to the Level 2 securities described below.

  U.S. corporate and foreign corporate securities. These securities are principally valued using the market and income approaches. Valuation is based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads off benchmark yields, new issuances, issuer rating, duration, and trades of identical or comparable securities. Investment grade privately placed securities are valued using discounted cash flow methodologies using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer. This level also includes certain below investment grade privately placed fixed maturity securities priced by independent pricing services that use observable inputs.

  U.S. Treasury and agency securities. These securities are principally valued using the market approach. Valuation is based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques using standard market observable inputs such as benchmark
  U.S. Treasury yield curve, the spread off the U.S. Treasury curve for the identical security and comparable securities that are actively traded.

  Structured securities comprised of RMBS, CMBS and ABS. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market inputs including spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, rating, weighted average coupon, weighted average maturity, average delinquency rates, geographic region, debt-service coverage ratios and issuance-specific information including, but not limited to: collateral type, payment terms of the underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

  State and political subdivision and foreign government securities. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market observable inputs including benchmark U.S. Treasury or other yields, issuer ratings, broker-dealer quotes, issuer spreads and reported trades of similar securities, including those within the same sub-sector or with a similar maturity or credit rating.

  Derivative Liabilities

  This level includes all types of derivative instruments utilized by the Company. These derivatives are principally valued using an income approach.

  Foreign currency contracts

  Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, London Inter Bank Offer Rate basis curves, currency spot rates and cross currency basis curves.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

Separate Account Assets

  These assets are primarily comprised of certain mutual funds and hedge funds without readily determinable fair values given prices are not published publicly. Valuation of the mutual funds and hedge funds is based upon quoted prices or reported NAV provided by the fund managers.

LEVEL 3 MEASUREMENTS:

  In general, investments classified within Level 3 use many of the same valuation techniques and inputs as described in Level 2 Measurements. However, if key inputs are unobservable, or if the investments are less liquid and there is very limited trading activity, the investments are generally classified as Level 3. The use of independent non-binding broker quotations to value investments generally indicates there is a lack of liquidity or a lack of transparency in the process to develop the valuation estimates generally causing these investments to be classified in Level 3.

  Fixed Maturity Securities

  This level includes fixed maturity securities priced principally by independent broker quotations or market standard valuation methodologies using inputs that are not market observable or cannot be derived principally from or corroborated by observable market data.

  U.S. corporate and foreign corporate securities. These securities, including financial services industry hybrid securities classified within fixed maturity securities, are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing or other similar techniques that utilize unobservable inputs or cannot be derived principally from, or corroborated by, observable market data, including illiquidity premiums and spread adjustments to reflect industry trends or specific credit-related issues. Valuations may be based on independent non-binding broker quotations. Generally, below investment grade privately placed or distressed securities included in this level are valued using discounted cash flow methodologies which rely upon significant, unobservable inputs and inputs that cannot be derived principally from, or corroborated by, observable market data.

  Structured securities comprised of ABS. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques that utilize inputs that are unobservable or cannot be derived principally from, or corroborated by, observable market data, or are based on independent non-binding broker quotations. Below investment grade securities included in this level are valued based on inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2, and certain of these securities are valued based on independent non-binding broker quotations.

  Direct Guaranteed Minimum Benefits

  These embedded derivatives are principally valued using an income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curve, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curve and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, nonperformance risk and cost of capital for purposes of calculating the risk margin.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  Reinsurance Ceded on Certain Guaranteed Minimum Benefits

  These embedded derivatives are principally valued using an income approach. The valuation techniques and significant market standard unobservable inputs used in their valuation are similar to those previously described under "Direct Guaranteed Minimum Benefits" and also include counterparty credit spreads.

TRANSFERS BETWEEN LEVELS 1 AND 2:

  During the years ended December 31, 2011 and 2010, transfers between Levels 1 and 2 were not significant.

  TRANSFERS INTO OR OUT OF LEVEL 3:

  Overall, transfers into and/or out of Level 3 are attributable to a change in the observability of inputs. Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable. Transfers into and/or out of any level are assumed to occur at the beginning of the period. Significant transfers into and/or out of Level 3 assets and liabilities for the years ended December 31, 2011 and 2010 are summarized below.

  Transfers into Level 3 were due primarily to a lack of trading activity, decreased liquidity and credit ratings downgrades (e.g., from investment grade to below investment grade), which have resulted in decreased transparency of valuations and an increased use of broker quotations and unobservable inputs to determine estimated fair value.

  During the year ended December 31, 2011, there were no transfers into Level 3. During the year ended December 31, 2010, transfers into Level 3 for fixed maturity securities of $12 million, were comprised of certain private placements included in U.S. corporate securities.

  Transfers out of Level 3 resulted primarily from increased transparency of both new issuances that subsequent to issuance and establishment of trading activity, became priced by independent pricing services and existing issuances that, over time, the Company was able to obtain pricing from, or corroborate pricing received from, independent pricing services with observable inputs or increases in market activity and upgraded credit ratings.

  During the year ended December 31, 2011, transfers out of Level 3 for fixed maturity securities of $10 million were comprised of certain U.S. and foreign corporate securities. During the year ended December 31, 2010, transfers out of Level 3 for fixed maturity securities of $1 million were comprised of certain U.S. corporate securities.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  The following tables summarize the change of all assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3), including realized and unrealized gains (losses) of all assets and (liabilities) and realized and unrealized gains (losses) of all assets and (liabilities) still held at the end of the respective time periods:

                                                         FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                                         -----------------------------------------------------------------------
                                                           FIXED MATURITY SECURITIES:
                                                         -------------------------------------------------
                                                            U.S.           FOREIGN                               NET
                                                         CORPORATE        CORPORATE                           EMBEDDED
                                                         SECURITIES       SECURITIES          ABS          DERIVATIVES (5)
                                                         ----------       ----------          ---------    ---------------
                                                                          (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2011:
Balance, January 1,..................................... $      35        $      19        $      --         $      140
Total realized/unrealized gains (losses) included in:
  Earnings: (1), (2)
   Net investment income................................        --               --               --                 --
   Net investment gains (losses)........................        --               --               --                 --
   Net derivative gains (losses)........................        --               --               --                154
   Other comprehensive income (loss)....................        --                1               --                 --
Purchases (3)...........................................        --               --                1                 --
Sales (3)...............................................        (8)             (17)              --                 --
Issuances (3)...........................................        --               --               --                 --
Settlements (3).........................................        --               --               --                  9
Transfers into Level 3 (4)..............................        --               --               --                 --
Transfers out of Level 3 (4)............................        (7)              (3)              --                 --
                                                         ---------        ---------           ---------      ----------
Balance, December 31,................................... $      20        $      --        $       1         $      303
                                                         =========        =========           =========      ==========
Changes in unrealized gains (losses) relating to assets
 and liabilities still held at December 31, 2011
 included in earnings:
   Net investment income................................ $      --        $      --        $      --         $       --
   Net investment gains (losses)........................ $      --        $      --        $      --         $       --
   Net derivative gains (losses)........................ $      --        $      --        $      --         $      156

                                                             FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                                             -----------------------------------------------------------------------
                                                               FIXED MATURITY SECURITIES:
                                                             -------------------------------------------------
                                                                U.S.           FOREIGN                               NET
                                                             CORPORATE        CORPORATE                           EMBEDDED
                                                             SECURITIES       SECURITIES          ABS          DERIVATIVES (5)
                                                             ----------       ----------          ---------    ---------------
                                                                              (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
Balance, January 1,......................................... $      17        $      28        $      --          $      99
Total realized/unrealized gains (losses) included in:
  Earnings: (1), (2)
   Net investment income....................................        --               --               --                 --
   Net investment gains (losses)............................        --               (1)              --                 --
   Net derivative gains (losses)............................        --               --               --                 33
   Other comprehensive income (loss)........................        --                4               --                 --
Purchases, sales, issuances and settlements (3).............         7              (12)              --                  8
Transfers into Level 3 (4)..................................        12               --               --                 --
Transfers out of Level 3 (4)................................        (1)              --               --                 --
                                                             ---------        ---------           ---------       ---------
Balance, December 31,....................................... $      35        $      19        $      --          $     140
                                                             =========        =========           =========       =========
Changes in unrealized gains (losses) relating to assets and
 liabilities still held at December 31, 2010 included in
 earnings:
   Net investment income.................................... $      --        $      --        $      --          $      --
   Net investment gains (losses)............................ $      --        $      --        $      --          $      --
   Net derivative gains (losses)............................ $      --        $      --        $      --          $      34

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

                                                             FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                                             ----------------------------------------------------------------------
                                                               FIXED MATURITY SECURITIES:
                                                             -------------------------------------------------
                                                                U.S.           FOREIGN                               NET
                                                             CORPORATE        CORPORATE                           EMBEDDED
                                                             SECURITIES       SECURITIES          ABS          DERIVATIVES (5)
                                                             ----------       ----------          ---------    ---------------
                                                                              (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2009:
Balance, January 1,......................................... $      12        $      23        $      --         $      216
Total realized/unrealized gains (losses) included in:
  Earnings: (1), (2)
   Net investment income....................................        --               --               --                 --
   Net investment gains (losses)............................        --                5               --                 --
   Net derivative gains (losses)............................        --               --               --               (127)
   Other comprehensive income (loss)........................         1               12               --                 --
Purchases, sales, issuances and settlements (3).............         5              (12)              --                 10
Transfers into and/or out of Level 3 (4)....................        (1)              --               --                 --
                                                             ---------        ---------           ---------      ----------
Balance, December 31,....................................... $      17        $      28        $      --         $       99
                                                             =========        =========           =========      ==========
Changes in unrealized gains (losses) relating to assets and
 liabilities still held at December 31, 2009 included in
 earnings:
   Net investment income.................................... $      --        $      --        $      --         $       --
   Net investment gains (losses)............................ $      --        $       5        $      --         $       --
   Net derivative gains (losses)............................ $      --        $      --        $      --         $     (125)

----------
(1)Amortization of premium/discount is included within net investment income. Impairments charged to earnings on securities are included within net investment gains (losses). Lapses associated with embedded derivatives are included within net derivative gains (losses).

(2)Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

(3)The amount reported within purchases, sales, issuances and settlements is the purchase or issuance price and the sales or settlement proceeds based upon the actual date purchased or issued and sold or settled, respectively. Items purchased/issued and sold/settled in the same period are excluded from the rollforward. For the year ended December 31, 2011, fees attributed to net embedded derivatives are included within settlements. For the years ended December 31, 2010 and 2009, fees attributed to net embedded derivatives are included within purchases, sales, issuances and settlements.

(4)Total gains and losses (in earnings and other comprehensive income (loss)) are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and/or out of Level 3 in the same period are excluded from the rollforward.

(5)Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

FAIR VALUE OF FINANCIAL INSTRUMENTS

  Amounts related to the Company's financial instruments that were not measured at fair value on a recurring basis, were as follows:

                                                               DECEMBER 31,
                                       ------------------------------------------------------------
                                                   2011                           2010
                                       ----------------------------- ------------------------------
                                                           ESTIMATED                      ESTIMATED
                                       NOTIONAL  CARRYING    FAIR     NOTIONAL  CARRYING    FAIR
                                         AMOUNT   VALUE     VALUE     AMOUNT     VALUE     VALUE
                                       -------- --------- ---------- --------- --------- ----------
                                                              (IN MILLIONS)
ASSETS:
Mortgage loans, net...................           $  104     $  111              $   76     $   80
Policy loans..........................           $  410     $  603              $  404     $  511
Other invested assets (1).............           $   --     $   --              $   25     $   25
Cash and cash equivalents.............           $   33     $   33              $   32     $   32
Accrued investment income.............           $   27     $   27              $   26     $   26
Premiums, reinsurance and other
  receivables (1).....................           $  150     $  157              $  131     $  135
Other assets (1)......................           $    7     $    4              $    5     $    5
LIABILITIES:
PABs (1)..............................           $  115     $  123              $   99     $  105
Long-term debt -- affiliated..........           $   --     $   --              $   25     $   25
Other liabilities (1).................           $   40     $   40              $   36     $   36
Separate account liabilities (1)......           $   14     $   14              $   76     $   76
COMMITMENTS: (2)
Mortgage loan commitments.............  $  --    $   --     $   --     $  15    $   --     $   --
Commitments to fund private corporate
  bond investments....................  $   6    $   --     $    1     $   3    $   --     $   --

----------
(1)Carrying values presented herein differ from those presented in the consolidated balance sheets because certain items within the respective financial statement caption are not considered financial instruments. Financial statement captions excluded from the table above are not considered financial instruments.

(2)Commitments are off-balance sheet obligations.

  The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

  The assets and liabilities measured at estimated fair value on a recurring basis include: fixed maturity securities, short-term investments, derivative liabilities, net embedded derivatives within asset and liability host contracts and separate account assets. These assets and liabilities are described in the section "-- Recurring Fair Value Measurements" and, therefore, are excluded from the table above. The estimated fair value for these financial instruments approximates carrying value.

  Mortgage Loans

  The Company originates mortgage loans principally for investment purposes. These loans are principally carried at amortized cost. The estimated fair value of mortgage loans is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  Policy Loans

  For policy loans with fixed interest rates, estimated fair values are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed by applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. The estimated fair value for policy loans with variable interest rates approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

  Other Invested Assets

  Other invested assets within the preceding table are comprised of a loan to an affiliate. The estimated fair value of the loan to an affiliate is estimated by discounting the expected future cash flows using current market rates and the credit risk of the note issuer.

  Cash and Cash Equivalents

  Due to the short-term maturities of cash and cash equivalents, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value generally approximates carrying value. In light of recent market conditions, cash and cash equivalent instruments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality, or sufficient solvency in the case of depository institutions, and the Company has determined additional adjustment is not required.

  Accrued Investment Income

  Due to the short term until settlement of accrued investment income, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, the Company has monitored the credit quality of the issuers and has determined additional adjustment is not required.

  Premiums, Reinsurance and Other Receivables

  Premiums, reinsurance and other receivables in the preceding table are comprised of certain amounts recoverable under reinsurance agreements.

  Premiums receivable and those amounts recoverable under reinsurance agreements determined to transfer significant risk are not financial instruments subject to disclosure and thus have been excluded from the amounts presented in the preceding table. Amounts recoverable under ceded reinsurance agreements, which the Company has determined do not transfer significant risk such that they are accounted for using the deposit method of accounting, have been included in the preceding table. The estimated fair value is determined as the present value of expected future cash flows, which were discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

  Other Assets

  Other assets presented in the preceding table represents the receivables from agencies for which the estimated fair value was determined by discounting the expected future cash flows using a discount rate that reflects the Company's lending rate, at the end of the reporting period, for loans issued to agencies.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  PABs

  PABs in the table above include investment contracts. Embedded derivatives on investment contracts and certain variable annuity guarantees accounted for as embedded derivatives are included in this caption in the consolidated financial statements but excluded from this caption in the table above as they are separately presented in "-- Recurring Fair Value Measurements." The remaining difference between the amounts reflected as PABs in the preceding table and those recognized in the consolidated balance sheets represents those amounts due under contracts that satisfy the definition of insurance contracts and are not considered financial instruments.

  The investment contracts primarily include fixed deferred annuities, fixed term payout annuities and total control accounts. The fair values for these investment contracts are estimated by discounting best estimate future cash flows using current market risk-free interest rates and adding a spread to reflect the nonperformance risk in the liability.

  Long-term Debt -- Affiliated

  The estimated fair value of affiliated long-term debt is generally determined by discounting expected future cash flows using market rates currently available for debt with similar remaining maturities and reflecting the credit risk of the Company, including inputs when available, from actively traded debt of the Company or other companies with similar types of borrowing arrangements. Risk-adjusted discount rates applied to the expected future cash flows can vary significantly based upon the specific terms of each individual arrangement, including, but not limited to: contractual interest rates in relation to current market rates; the structuring of the arrangement; and the nature and observability of the applicable valuation inputs. Use of different risk-adjusted discount rates could result in different estimated fair values.

  Other Liabilities

  Other liabilities included in the table above reflect those other liabilities that satisfy the definition of financial instruments subject to disclosure. These items consist primarily of funds withheld amounts payable which are contractually withheld by the Company in accordance with the terms of the reinsurance agreements. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which are not materially different from the carrying values.

  Separate Account Liabilities

  Separate account liabilities included in the preceding table represent those balances due to policyholders under contracts that are classified as investment contracts. The remaining amounts presented in the consolidated balance sheets represent those contracts classified as insurance contracts, which do not satisfy the definition of financial instruments.

  Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance and certain contracts that provide for benefit funding.

  Separate account liabilities are recognized in the consolidated balance sheets at an equivalent value of the related separate account assets. Separate account assets, which equal net deposits, net investment income and realized and unrealized investment gains and losses, are fully offset by corresponding amounts credited to the contractholders' liability which is reflected in separate account liabilities. Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described in the section "-- Recurring Fair Value Measurements," the Company believes the value of those assets approximates the estimated fair value of the related separate account liabilities.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  Mortgage Loan Commitments and Commitments to Fund Private Corporate Bond Investments

  The estimated fair values for mortgage loan commitments that will be held for investment and commitments to fund private corporate bonds that will be held for investment reflected in the above table represents the difference between the discounted expected future cash flows using interest rates that incorporate current credit risk for similar instruments on the reporting date and the principal amounts of the commitments.

5. DEFERRED POLICY ACQUISITION COSTS

  Information regarding DAC was as follows:

                                                                       DAC
                                                                  -------------
                                                                  (IN MILLIONS)
Balance at January 1, 2009.......................................   $  1,212
Capitalizations..................................................         90
                                                                    --------
  Subtotal.......................................................      1,302
                                                                    --------
Amortization related to:
  Net investment gains (losses)..................................         29
  Other expenses.................................................       (140)
                                                                    --------
   Total amortization............................................       (111)
                                                                    --------
Unrealized investment gains (losses).............................         (7)
                                                                    --------
Balance at December 31, 2009.....................................      1,184
Capitalizations..................................................         30
                                                                    --------
  Subtotal.......................................................      1,214
                                                                    --------
Amortization related to:
  Net investment gains (losses)..................................        (15)
  Other expenses.................................................       (125)
                                                                    --------
   Total amortization............................................       (140)
                                                                    --------
Unrealized investment gains (losses).............................          5
                                                                    --------
Balance at December 31, 2010.....................................      1,079
Capitalizations..................................................         32
                                                                    --------
  Subtotal.......................................................      1,111
                                                                    --------
Amortization related to:
  Net investment gains (losses)..................................        (50)
  Other expenses.................................................       (183)
                                                                    --------
   Total amortization............................................       (233)
                                                                    --------
Unrealized investment gains (losses).............................          1
                                                                    --------
Balance at December 31, 2011.....................................   $    879
                                                                    ========

  Amortization of DAC is attributed to both investment gains and losses and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC that would have been amortized if such gains and losses had been recognized.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

6. INSURANCE

  SALES INDUCEMENTS

  Information regarding deferred sales inducements, which are reported in other assets, was as follows:

                                                                     AMOUNT
                                                                  -------------
                                                                  (IN MILLIONS)
 Balance at January 1, 2009......................................    $    40
 Capitalization..................................................          4
 Amortization....................................................         (5)
                                                                     -------
 Balance at December 31, 2009....................................         39
 Capitalization..................................................         --
 Amortization....................................................         (4)
                                                                     -------
 Balance at December 31, 2010....................................         35
 Capitalization..................................................         --
 Amortization....................................................         (7)
                                                                     -------
 Balance at December 31, 2011....................................    $    28
                                                                     =======

  SEPARATE ACCOUNTS

  Separate account assets and liabilities consist of pass-through separate accounts totaling $8.1 billion and $9.1 billion at December 31, 2011 and 2010, respectively, for which the policyholder assumes all investment risk.

  For the years ended December 31, 2011, 2010 and 2009, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

  LIABILITIES FOR UNPAID CLAIMS AND CLAIM EXPENSES

  Information regarding the liabilities for unpaid claims and claim expenses relating to group accident and non-medical health policies and contracts, which are reported in future policy benefits and other policy-related balances, was as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                       -----------------------
                                                         2011     2010    2009
                                                       ------   ------  ------
                                                          (IN MILLIONS)
Balance at January 1,................................. $  25    $  24   $  21
  Less: Reinsurance recoverables......................    20       19      17
                                                       -----    -----   -----
Net balance at January 1,.............................     5        5       4
                                                       -----    -----   -----
Incurred related to:
  Current year........................................     1        1       2
  Prior years.........................................     1       --      --
                                                       -----    -----   -----
   Total incurred.....................................     2        1       2
                                                       -----    -----   -----
Paid related to:
  Current year........................................    --       --      --
  Prior years.........................................    (1)      (1)     (1)
                                                       -----    -----   -----
   Total paid.........................................    (1)      (1)     (1)
                                                       -----    -----   -----
Net balance at December 31,...........................     6        5       5
  Add: Reinsurance recoverables.......................    21       20      19
                                                       -----    -----   -----
Balance at December 31,............................... $  27    $  25   $  24
                                                       =====    =====   =====

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  During 2011, as a result of changes in estimates of insured events in the respective prior year, claims and claim adjustment expenses associated with prior years increased by $1 million, due to improved loss ratios for non-medical health claim liabilities. During 2010 and 2009, there was no change to claims and claim adjustment expenses associated with prior years.

  GUARANTEES

  The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); and
(ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return"). These guarantees include benefits that are payable in the event of death or at annuitization.

  The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee benefit.

  Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts was as follows:

                                                                 DECEMBER 31,
                                         ----------------------------------------------------------
                                                      2011                           2010
                                         ---------------------------    ---------------------------
                                             IN THE            AT           IN THE            AT
                                          EVENT OF DEATH  ANNUITIZATION  EVENT OF DEATH  ANNUITIZATION
                                         --------------- -------------- --------------- --------------
                                                                 (IN MILLIONS)
ANNUITY CONTRACTS (1)
Return of Net Deposits
Separate account value..................    $   3,940            N/A       $   4,326            N/A
Net amount at risk (2)..................    $    121 (3)         N/A       $     77 (3)         N/A
Average attained age of contractholders.     62 years            N/A        61 years            N/A
ANNIVERSARY CONTRACT VALUE OR MINIMUM
  RETURN
Separate account value..................    $   1,916      $   3,126       $   2,222      $   3,401
Net amount at risk (2)..................    $    229 (3)   $    785 (4)    $    173 (3)   $    502 (4)
Average attained age of contractholders.     63 years       60 years        62 years       59 years

                                                         DECEMBER 31,
                                                   ----------------------
                                                         2011         2010
                                                   ---------    ---------
                                                      SECONDARY GUARANTEES
                                                   ----------------------
                                                         (IN MILLIONS)
    UNIVERSAL AND VARIABLE LIFE CONTRACTS (1)
     Account value (general and separate account). $   1,919    $   2,006
     Net amount at risk (2)....................... $ 18,358 (3) $ 19,973 (3)
     Average attained age of policyholders........  51 years     50 years

----------
(1)The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

(2)The net amount at risk is based on the direct amount at risk (excluding ceded reinsurance).

(3)The net amount at risk for guarantees of amounts in the event of death is defined as the current GMDB in excess of the current account balance at the balance sheet date.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

(4)The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

  Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts was as follows:

                                                         UNIVERSAL AND
                                                         VARIABLE LIFE
                                   ANNUITY CONTRACTS       CONTRACTS
                                -----------------------  -------------
                                GUARANTEED  GUARANTEED
                                  DEATH    ANNUITIZATION   SECONDARY
                                 BENEFITS    BENEFITS     GUARANTEES     TOTAL
                                ---------- ------------- ------------- -------
                                                (IN MILLIONS)
  DIRECT
  Balance at January 1, 2009...   $  13        $  34         $   2      $  49
  Incurred guaranteed benefits.      --           (5)           (1)        (6)
  Paid guaranteed benefits.....      (6)          --            --         (6)
                                  -----        -----         -----      -----
  Balance at December 31, 2009.       7           29             1         37
  Incurred guaranteed benefits.       2            5            --          7
  Paid guaranteed benefits.....      (3)          --            --         (3)
                                  -----        -----         -----      -----
  Balance at December 31, 2010.       6           34             1         41
  Incurred guaranteed benefits.       3           10             1         14
  Paid guaranteed benefits.....      (1)          --            --         (1)
                                  -----        -----         -----      -----
  Balance at December 31, 2011.   $   8        $  44         $   2      $  54
                                  =====        =====         =====      =====
  CEDED
  Balance at January 1, 2009...   $   9        $  12         $  --      $  21
  Incurred guaranteed benefits.       3           (2)           --          1
  Paid guaranteed benefits.....      (6)          --            --         (6)
                                  -----        -----         -----      -----
  Balance at December 31, 2009.       6           10            --         16
  Incurred guaranteed benefits.       2            2            --          4
  Paid guaranteed benefits.....      (3)          --            --         (3)
                                  -----        -----         -----      -----
  Balance at December 31, 2010.       5           12            --         17
  Incurred guaranteed benefits.       3            3            --          6
  Paid guaranteed benefits.....      (1)          --            --         (1)
                                  -----        -----         -----      -----
  Balance at December 31, 2011.   $   7        $  15         $  --      $  22
                                  =====        =====         =====      =====
  NET
  Balance at January 1, 2009...   $   4        $  22         $   2      $  28
  Incurred guaranteed benefits.      (3)          (3)           (1)        (7)
  Paid guaranteed benefits.....      --           --            --         --
                                  -----        -----         -----      -----
  Balance at December 31, 2009.       1           19             1         21
  Incurred guaranteed benefits.      --            3            --          3
  Paid guaranteed benefits.....      --           --            --         --
                                  -----        -----         -----      -----
  Balance at December 31, 2010.       1           22             1         24
  Incurred guaranteed benefits.      --            7             1          8
  Paid guaranteed benefits.....      --           --            --         --
                                  -----        -----         -----      -----
  Balance at December 31, 2011.   $   1        $  29         $   2      $  32
                                  =====        =====         =====      =====

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  Account balances of contracts with insurance guarantees were invested in separate account asset classes as follows at:

                                                                 DECEMBER 31,
                                                                ---------------
                                                                 2011    2010
                                                                ------- -------
                                                                 (IN MILLIONS)
Fund Groupings:
Equity......................................................... $ 3,395 $ 3,915
Balanced.......................................................   2,377   2,573
Bond...........................................................     794     836
Specialty......................................................     211     252
Money Market...................................................     117     137
                                                                ------- -------
  Total........................................................ $ 6,894 $ 7,713
                                                                ======= =======

7.  REINSURANCE

  The Company participates in reinsurance activities in order to limit losses and minimize exposure to significant risks.

  For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or a quota share basis. The Company currently reinsures 90% of the mortality risk in excess of $1 million for certain products and reinsures up to 90% of the mortality risk for other products. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

  The Company reinsures 100% of the living and death benefit guarantees issued in connection with its variable annuities issued since 2001 with an affiliated reinsurer. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders and receives a reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations.

  The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

  The Company reinsures its business through a diversified group of well-capitalized, highly rated reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts and funds withheld accounts. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2011 and 2010, were immaterial.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts and funds withheld accounts. The Company had $127 million and $149 million of unsecured unaffiliated reinsurance recoverable balances at December 31, 2011 and 2010, respectively.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  At December 31, 2011, the Company had $170 million of net unaffiliated ceded reinsurance recoverables. Of this total, $127 million, or 75%, were with the Company's five largest unaffiliated ceded reinsurers, including $87 million of which were unsecured. At December 31, 2010, the Company had $192 million of net unaffiliated ceded reinsurance recoverables. Of this total, $129 million, or 67%, were with the Company's five largest unaffiliated ceded reinsurers, including $94 million of which were unsecured.

  The amounts in the consolidated statements of income include the impact of reinsurance. Information regarding the effect of reinsurance was as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                               ----------------------
                                                                2011     2010    2009
                                                               ------   ------  ------
                                                                    (IN MILLIONS)
PREMIUMS:
Direct premiums............................................... $   92   $  101  $  117
Reinsurance ceded.............................................    (42)     (47)    (51)
                                                               ------   ------  ------
 Net premiums................................................. $   50   $   54  $   66
                                                               ======   ======  ======

UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
Direct universal life and investment-type product policy fees. $  378   $  369  $  433
Reinsurance ceded.............................................    (72)     (59)    (58)
                                                               ------   ------  ------
 Net universal life and investment-type product policy fees... $  306   $  310  $  375
                                                               ======   ======  ======

OTHER REVENUES:
Direct other revenues......................................... $  148   $  119  $  100
Reinsurance ceded.............................................      1        1       1
                                                               ------   ------  ------
 Net other revenues........................................... $  149   $  120  $  101
                                                               ======   ======  ======

POLICYHOLDER BENEFITS AND CLAIMS:
Direct policyholder benefits and claims....................... $  212   $  180  $  191
Reinsurance ceded.............................................    (74)     (67)    (78)
                                                               ------   ------  ------
 Net policyholder benefits and claims......................... $  138   $  113  $  113
                                                               ======   ======  ======

INTEREST CREDITED TO POLICYHOLDER ACCOUNT BALANCES:
Direct interest credited to policyholder account balances..... $   33   $   32  $   35
Reinsurance ceded.............................................     (3)      (2)     (2)
                                                               ------   ------  ------
 Net interest credited to policyholder account balances....... $   30   $   30  $   33
                                                               ======   ======  ======

OTHER EXPENSES:
Direct other expenses......................................... $  450   $  366  $  385
Reinsurance ceded.............................................     (5)      (6)     (9)
                                                               ------   ------  ------
 Net other expenses........................................... $  445   $  360  $  376
                                                               ======   ======  ======

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  The amounts in the consolidated balance sheets include the impact of reinsurance. Information regarding the effect of reinsurance was as follows at:

                                                      DECEMBER 31, 2011
                                               -------------------------------
                                                                        TOTAL
                                                                       BALANCE
                                                DIRECT  ASSUMED  CEDED   SHEET
                                               ------- -------- ------ -------
                                                        (IN MILLIONS)
  ASSETS:
  Premiums, reinsurance and other receivables. $    28   $--    $ 707  $   735
  Deferred policy acquisition costs...........     869    --       10      879
                                               -------   ---    -----  -------
   Total assets............................... $   897   $--    $ 717  $ 1,614
                                               =======   ===    =====  =======

  LIABILITIES:
  Policyholder account balances............... $ 1,096   $(2)   $  --  $ 1,094
  Other liabilities...........................     253    --       77      330
                                               -------   ---    -----  -------
   Total liabilities.......................... $ 1,349   $(2)   $  77  $ 1,424
                                               =======   ===    =====  =======

                                                      DECEMBER 31, 2010
                                               -------------------------------
                                                                        TOTAL
                                                                       BALANCE
                                                DIRECT  ASSUMED  CEDED   SHEET
                                               ------- -------- ------ -------
                                                        (IN MILLIONS)
  ASSETS:
  Premiums, reinsurance and other receivables. $    23   $ --   $ 487  $   510
  Deferred policy acquisition costs...........   1,070     --       9    1,079
                                               -------   ----   -----  -------
   Total assets............................... $ 1,093   $ --   $ 496  $ 1,589
                                               =======   ====   =====  =======

  LIABILITIES:
  Policyholder account balances............... $   973   $ (2)  $  --  $   971
  Other liabilities...........................     215     --      66      281
                                               -------   ----   -----  -------
   Total liabilities.......................... $ 1,188   $ (2)  $  66  $ 1,252
                                               =======   ====   =====  =======

  Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $150 million and $131 million at December 31, 2011 and 2010, respectively. There were no deposit liabilities on reinsurance at both December 31, 2011 and 2010.

RELATED PARTY REINSURANCE TRANSACTIONS

  The Company has reinsurance agreements with certain MetLife subsidiaries, including MLIC, Exeter Reassurance Company, Ltd. ("Exeter") and MetLife Reinsurance Company of Vermont, all of which are related parties.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  Information regarding the effect of affiliated reinsurance included in the consolidated statements of income was as follows:

                                                           YEARS ENDED DECEMBER 31,
                                                          ------------------------
                                                           2011     2010     2009
                                                          -----    -----    -----
                                                             (IN MILLIONS)
 PREMIUMS:
 Reinsurance ceded....................................... $ (4)    $ (6)    $ (4)

 UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
 Reinsurance ceded....................................... $ (17)   $ (17)   $ (16)

 OTHER REVENUES:
 Reinsurance ceded....................................... $   1    $   1    $   1

 POLICYHOLDER BENEFITS AND CLAIMS:
 Reinsurance ceded....................................... $ (11)   $  (8)   $  (6)

 INTEREST CREDITED TO POLICYHOLDER ACCOUNT BALANCES:
 Reinsurance ceded....................................... $  (3)   $  (2)   $  (2)

 OTHER EXPENSES:
 Reinsurance ceded....................................... $   1    $   1    $  --

  Information regarding the effect of ceded affiliated reinsurance included in the consolidated balance sheets was as follows at:

                                                                   DECEMBER 31,
                                                                  -------------
                                                                   2011   2010
                                                                  -----  -----
                                                                  (IN MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables...................... $ 526  $ 285

LIABILITIES:
Other liabilities................................................ $  25  $  21

  The Company cedes risks to an affiliate related to guaranteed minimum benefit guarantees written directly by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their fair value are also included within net derivative gains (losses). The embedded derivatives associated with the cessions are included within premiums, reinsurance and other receivables and were assets of $378 million and $161 million at December 31, 2011 and 2010, respectively. Net derivative gains (losses) associated with the embedded derivatives were $195 million, $28 million and ($224) million, for the years ended December 31, 2011, 2010 and 2009, respectively.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $129 million and $95 million of unsecured affiliated reinsurance recoverable balances at December 31, 2011 and 2010, respectively.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $110 million and $94 million, at December 31, 2011 and 2010, respectively. There were no deposit liabilities on affiliated reinsurance at both December 31, 2011 and 2010.

8.  LONG-TERM DEBT -- AFFILIATED

  In September 2008, the Company entered into a secured demand note collateral agreement with an affiliate pursuant to which the affiliate pledged securities to the Company to collateralize its obligation to lend $25 million to the Company. The secured demand note matured in February 2011 and bore interest at 0.50% per annum.

9.  INCOME TAX

  The provision for income tax was as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                      -----------------------
                                                        2011     2010    2009
                                                      ------   ------  ------
                                                         (IN MILLIONS)
      Current:
       Federal.......................................  $ 25     $ 15    $ 16
      Deferred:
       Federal.......................................    18       16     (52)
                                                       ----     ----    ----
         Provision for income tax expense (benefit)    $ 43     $ 31    $(36)
                                                       ====     ====    ====

  The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported was as follows:

                                                     YEARS ENDED DECEMBER 31,
                                                     -----------------------
                                                       2011     2010    2009
                                                     ------   ------  ------
                                                        (IN MILLIONS)
      Tax provision at U.S. statutory rate..........  $ 52     $ 37    $ (9)
      Tax effect of:
       Tax-exempt investment income.................   (12)     (11)    (19)
       Prior year tax...............................     5        6      (4)
       State and local income tax...................     2       (2)     --
       Tax credits..................................    (2)      (1)     --
       Change in valuation allowance................    (2)       2      --
       Other, net...................................    --       --      (4)
                                                      ----     ----    ----
         Provision for income tax expense (benefit).  $ 43     $ 31    $(36)
                                                      ====     ====    ====

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                        DECEMBER 31,
                                                       --------------
                                                        2011    2010
                                                       ------  ------
                                                        (IN MILLIONS)
         Deferred income tax assets:
          Policyholder liabilities and receivables.... $  114  $  193
          Employee benefits...........................     24      10
          Deferred intercompany losses................     10      10
          Investments, including derivatives..........     --       8
          Tax credit carryforwards....................      2      --
          Litigation-related and government mandated..      1       3
          Net operating loss carryforwards............     --       2
          Other.......................................      2       4
                                                       ------  ------
                                                          153     230
          Less: Valuation allowance...................     10      12
                                                       ------  ------
                                                          143     218
                                                       ------  ------
         Deferred income tax liabilities:
          DAC.........................................    246     311
          Net unrealized investment gains.............     46      25
          Other.......................................     --       1
                                                       ------  ------
                                                          292     337
                                                       ------  ------
            Net deferred income tax asset (liability). $ (149) $ (119)
                                                       ======  ======

  State net operating loss carryforwards of $4 million at December 31, 2011 will expire beginning in 2012. Tax credit carryforwards of $2 million at December 31, 2011 will expire beginning in 2021.

  The Company has recorded a valuation allowance related to tax benefits of certain state net operating loss carryforwards, as well as a deferred intercompany loss from the sale of Exeter Reassurance Company, Ltd. to MetLife prior to 2003. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable. In 2011, the Company recorded a decrease of $2 million, related to certain state net operating loss carryforwards.

  The Company participates in a tax sharing agreement with MetLife. Under this agreement, current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated federal tax expense. Pursuant to this tax sharing agreement, the amounts due from MetLife include $16 million, $19 million, and $8 million for 2011, 2010 and 2009, respectively.

  The Company files income tax returns with the U.S. federal government and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. With a few exceptions, the Company is no longer subject to U.S. federal, state and local tax examinations by tax authorities for years prior to 2003. The IRS exam of the current audit cycle, years 2003 to 2006, began in April 2010.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  It is not expected that there will be a material change in the Company's liability for unrecognized tax benefits in the next 12 months.

  A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

                                                                               YEARS ENDED DECEMBER 31,
                                                                               ------------------------
                                                                                 2011     2010    2009
                                                                               ------   ------  ------
                                                                                  (IN MILLIONS)
Balance at January 1,......................................................... $  --    $  --   $  --
Additions for tax positions of prior years....................................     7       --      --
                                                                               -----    -----   -----
Balance at December 31,....................................................... $   7    $  --   $  --
                                                                               =====    =====   =====
Unrecognized tax benefits that, if recognized would impact the effective rate. $   7    $  --   $  --
                                                                               =====    =====   =====

  The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses, while penalties are included in income tax expense.

Interest and penalties were as follows:

                                                                            YEARS ENDED DECEMBER 31,
                                                                            ------------------------
                                                                              2011     2010    2009
                                                                            ------   ------  ------
                                                                               (IN MILLIONS)
Interest and penalties recognized in the consolidated statements of income.  $  1    $  --   $  --

                                                                                         DECEMBER 31,
                                                                                         -------------
                                                                                           2011   2010
                                                                                         ------ ------
                                                                                         (IN MILLIONS)
Interest and penalties included in other liabilities in the consolidated balance sheets.  $  1  $  --

----------
  The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction ("DRD"), related to variable life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2011 and 2010, the Company recognized an income tax benefit of $13 million and $5 million, respectively, related to the separate account DRD. The 2011 benefit included a benefit of $1 million related to a true-up of the 2010 tax return. The 2010 benefit included an expense of $6 million related to a true-up of the 2009 tax return.

10.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

  LITIGATION

  Over the past several years, the Company has faced claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. Some of the current cases seek substantial damages, including punitive and treble damages and attorneys' fees. The Company

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY continues to vigorously defend against the claims in all pending matters. The Company believes adequate provision has been made in its financial statements for all probable and reasonably estimable losses for sales practices matters.

  The Company conducted an internal investigation of an agency in Los Angeles, California concerning the referral of clients to an entity which the United States Securities and Exchange Commission has put into receivership for allegedly defrauding investors. Three of the Company's former representatives may have encouraged customers to invest in this entity. Restitution is being made to customers. The Company has been named in three related lawsuits currently pending in California state court.

  Unclaimed Property Inquiries

  More than 30 U.S. jurisdictions are auditing MetLife, Inc. and certain of its affiliates for compliance with unclaimed property laws. Additionally, Metropolitan Life Insurance Company and certain of its affiliates have received subpoenas and other regulatory inquiries from certain regulators and other officials relating to claims-payment practices and compliance with unclaimed property laws. An examination of these practices by the Illinois Department of Insurance has been converted into a multi-state targeted market conduct exam. On July 5, 2011, the New York Insurance Department issued a letter requiring life insurers doing business in New York to use data available on the U.S. Social Security Administration's Death Master File or a similar database to identify instances where death benefits under life insurance policies, annuities, and retained asset accounts are payable, to locate and pay beneficiaries under such contracts, and to report the results of the use of the data. It is possible that other jurisdictions may pursue similar investigations or inquiries, may join the multi-state market conduct exam, or issue directives similar to the New York Insurance Department's letter. It is possible that the audits, market conduct exam, and related activity may result in additional payments to beneficiaries, additional escheatment of funds deemed abandoned under state laws, administrative penalties, interest, and changes to the Company's procedures for the identification and escheatment of abandoned property.

  Various litigation, claims and assessments against the Company, in addition to those discussed previously or those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

  It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although, in light of these considerations, it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  INSOLVENCY ASSESSMENTS

  Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. At December 31, 2011 and 2010, the Company maintained a liability of $3 million and $1 million, respectively. The related assets for premium tax offsets were $1 million at both December 31, 2011 and 2010, for undiscounted future assessments with respect to impaired, insolvent or failed insurers. The Company maintained at both December 31, 2011 and 2010, an asset related to paid assessments representing currently available premium tax offsets of less than $1 million.

  On September 1, 2011, the New York State Department of Financial Services filed a liquidation plan for Executive Life Insurance Company of New York ("ELNY"), which had been under rehabilitation by the Liquidation Bureau since 1991. The plan will involve the satisfaction of insurers' financial obligations under a number of state life and health insurance guaranty associations and also contemplates that additional industry support for certain ELNY policyholders will be provided. The Company recorded a net charge of $1 million, after tax, related to ELNY.

COMMITMENTS

  LEASES

  The Company, as lessee, has entered into various lease agreements for office space, data processing and other equipment. Future minimum gross rental payments relating to these lease agreements are as follows:

                                                                      GROSS
                                                                     RENTAL
                                                                    PAYMENTS
                                                                  -------------
                                                                  (IN MILLIONS)
 2012............................................................      $16
 2013............................................................      $14
 2014............................................................      $11
 2015............................................................      $ 9
 2016............................................................      $ 7
 Thereafter......................................................      $15

  COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

  The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $4 million and $6 million at December 31, 2011 and 2010, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

  MORTGAGE LOAN COMMITMENTS

  The Company commits to lend funds under mortgage loan commitments. There were no unfunded mortgage loan commitments at December 31, 2011 and $ 15 million of unfunded mortgage loan commitments at December 31, 2010.

  COMMITMENTS TO FUND PRIVATE CORPORATE BOND INVESTMENTS

  The Company commits to lend funds under private corporate bond investments. The amounts of these unfunded commitments were $6 million and $3 million at December 31, 2011 and 2010, respectively.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

GUARANTEES

  In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In one case, the maximum potential obligation under the indemnities and guarantees is $45 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

  In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

  The Company had no liability for indemnities, guarantees and commitments at both December 31, 2011 and 2010.

11.  EMPLOYEE BENEFIT PLANS

  PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

  The Company's employees, sales representatives and retirees participate in funded qualified and unfunded non-qualified defined benefit pension plans and other postretirement plans sponsored by MLIC. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and final average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance. At December 31, 2011, the majority of active participants were accruing benefits under the cash balance formula; however, approximately 90% of the Company's obligations result from benefits calculated with the traditional formula. The non-qualified pension plan provides supplemental benefits to certain executive level employees and retirees.

  The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees through a plan sponsored by MLIC. Employees of the Company who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company, may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total costs of postretirement medical benefits. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits.

  The Company is allocated both pension and other postretirement expenses from MLIC associated with benefits provided to its employees and does not bear direct obligation for benefits under these benefit plans. Therefore, the assets and obligations of these benefit plans are not included in the accompanying consolidated balance sheets or the additional disclosure below. The Company's share of pension expense was $12 million, $11 million and $12 million for the years ended December 31, 2011, 2010 and 2009, respectively. In addition, the Company's share of net other postretirement expense was ($1) million, less than $1 million and $3 million for the years ended December 31, 2011, 2010 and 2009, respectively. The combined allocated pension and other postretirement benefit expenses are included in the accompanying consolidated statements of income.

  The Company sponsors the Non-Qualified Retirement Plan for Managing Partners (the "MPRP Plan"), a non-qualified defined benefit pension plan. The MPRP Plan supplements earned benefits to participants under the Agency Employees' Retirement Plan (the "AERP Plan"), a qualified defined benefit pension plan. During 2011,

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY the Company became the sole sponsor of the AERP Plan. Accordingly, the Company transitioned its accounting for the AERP Plan from a multiemployer to a single employer plan as of December 31, 2011. The Company made contributions of $7 million, $3 million and $2 million for the years ended December 31, 2011, 2010 and 2009, respectively, to the multiemployer AERP Plan while it was being accounted for as a multiemployer plan. The assets and obligations of the AERP Plan and MPRP Plan, along with the related net periodic pension expenses, are included in the accompanying consolidated financial statements and the additional disclosures below.

  A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

  OBLIGATIONS, FUNDED STATUS AND NET PERIODIC BENEFIT COSTS

                                                                                     OTHER
                                                                      PENSION    POSTRETIREMENT
                                                                   BENEFITS (1)    BENEFITS
                                                                   ------------  ------------
                                                                          DECEMBER 31,
                                                                   --------------------------
                                                                     2011   2010   2011    2010
                                                                   ------ ------ ------  ------
                                                                          (IN MILLIONS)
Change in benefit obligations:
Benefit obligations at January 1,................................. $  46  $  41  $  37   $  31
 Service costs....................................................     1      1      1       1
 Interest costs...................................................     3      3      2       2
 Plan participants' contributions.................................    --     --      2       2
 Net actuarial (gains) losses.....................................     8      3     (1)      5
 Plan amendments, change in benefits, and other (2)...............   131     --     --      --
 Benefits paid....................................................    (2)    (2)    (4)     (4)
                                                                   -----  -----  -----   -----
Benefit obligations at December 31,...............................   187     46     37      37
                                                                   -----  -----  -----   -----
Change in plan assets:
Fair value of plan assets at January 1,...........................    --     --     --      --
 Actual return on plan assets.....................................    --     --     --      --
 Plan amendments, change in benefits, and other (2)...............   110     --     --      --
 Plan participants' contributions.................................    --     --      2       2
 Employer contribution............................................     2      2      2       2
 Benefits paid....................................................    (2)    (2)    (4)     (4)
                                                                   -----  -----  -----   -----
Fair value of plan assets at December 31,.........................   110     --     --      --
                                                                   -----  -----  -----   -----
 Funded status at December 31,.................................... $ (77) $ (46) $ (37)  $ (37)
                                                                   =====  =====  =====   =====
Amounts recognized in the consolidated balance sheets consist of:
 Other liabilities................................................ $ (77) $ (46) $ (37)  $ (37)
                                                                   =====  =====  =====   =====
Accumulated other comprehensive (income) loss:
 Net actuarial losses............................................. $  17  $  10  $   2   $   3
 Prior service costs (credit).....................................    22      1     13      16
                                                                   -----  -----  -----   -----
Accumulated other comprehensive (income) loss..................... $  39  $  11  $  15   $  19
                                                                   =====  =====  =====   =====

----------
    (1)Includes non-qualified unfunded plans, for which the aggregate projected benefit obligation was $55 million and $46 million at December 31, 2011 and 2010, respectively.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

    (2)The assets and obligations are related to the AERP Plan.

  The accumulated benefit obligations for the defined benefit pension plan were $169 million and $41 million at December 31, 2011 and 2010, respectively.

  Information for pension plans with an accumulated benefit obligation in excess of plan assets was as follows:

                                                                  DECEMBER 31,
                                                                  -------------
                                                                    2011   2010
                                                                  ------ ------
                                                                  (IN MILLIONS)
Projected benefit obligation..................................... $ 187   $ 46
Accumulated benefit obligation................................... $ 169   $ 41
Fair value of plan assets........................................ $ 110   $ --

  The projected benefit obligation exceeded assets for all pension plans at December 31, 2011 and 2010.

  Net periodic pension costs and net periodic other postretirement benefit plan costs are comprised of the following:

    i) Service Costs -- Service costs are the increase in the projected (expected) pension benefit obligation resulting from benefits payable to employees of the Company on service rendered during the current year.

    ii)Interest Costs -- Interest costs are the time value adjustment on the projected (expected) pension benefit obligation at the end of each year.

   iii)Expected Return on Plan Assets -- Expected return on plan assets is the assumed return earned by the accumulated pension and other postretirement fund assets in a particular year.

    iv)Amortization of Prior Service Costs (Credit) -- These costs relate to the recognition of increases or decreases in pension and other postretirement benefit obligation due to amendments in plans or initiation of new plans. These increases or decreases in obligation are recognized in accumulated other comprehensive income (loss) at the time of the amendment. These costs are then amortized to pension and other postretirement benefit costs over the expected service years of the employees affected by the change.

    v) Amortization of Net Actuarial (Gains) Losses -- Actuarial gains and losses result from differences between the actual experience and the expected experience on pension and other postretirement plan assets or projected (expected) pension benefit obligation during a particular period. These gains and losses are accumulated and, to the extent they exceed 10% of the greater of the PBO or the fair value of plan assets, the excess is amortized into pension and other postretirement benefit costs over the expected service years of the employees.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  The components of net periodic benefit costs and other changes in plan assets and benefit obligations recognized in other comprehensive income (loss) were as follows:

                                                                                           OTHER
                                                                        PENSION       POSTRETIREMENT
                                                                        BENEFITS         BENEFITS
                                                                    ---------------- ----------------
                                                                         YEARS ENDED DECEMBER 31,
                                                                    ---------------------------------
                                                                     2011  2010 2009 2011  2010  2009
                                                                    -----  ---- ---- ----  ----  ----
                                                                              (IN MILLIONS)
Net Periodic Benefit Costs:
 Service costs..................................................... $   1  $  1 $  1 $  1  $  1  $  1
 Interest costs....................................................     3     3    2    2     2     2
 Amortization of actuarial (gains) losses..........................     1    --   --   --    --    --
 Amortization of prior service costs (credit)......................    --    --   --    3     2     2
                                                                    -----  ---- ---- ----  ----  ----
   Total net periodic benefit costs (credit).......................     5     4    3    6     5     5
                                                                    -----  ---- ---- ----  ----  ----
Other Changes in Plan Assets and Benefit Obligations Recognized in
  Other Comprehensive Income (Loss):
 Net actuarial (gains) losses......................................     8     2    3   (1)    5     1
 Prior service costs (credit) (1)..................................    21    --   --   --    --     5
 Amortization of net actuarial gains (losses)......................    (1)   --   --   --    --    --
 Amortization of prior service (costs) credit......................    --    --   --   (3)   (2)   (2)
                                                                    -----  ---- ---- ----  ----  ----
   Total recognized in other comprehensive income (loss)...........    28     2    3   (4)    3     4
                                                                    -----  ---- ---- ----  ----  ----
     Total recognized in net periodic benefit costs and other
       comprehensive income (loss)................................. $  33  $  6 $  6 $  2  $  8  $  9
                                                                    =====  ==== ==== ====  ====  ====

----------
    (1)Prior service cost related to the AERP Plan.

  For the year ended December 31, 2011, included within other comprehensive income (loss) were other changes in plan assets and benefit obligations associated with pension benefits of $28 million and other postretirement benefits of ($4) million for an aggregate reduction in other comprehensive income (loss) of $24 million before income tax and $16 million, net of income tax.

  The estimated net actuarial (gains) losses and prior service costs (credit) for the pension plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit costs over the next year are $1 million and $2 million, respectively.

  The estimated net actuarial (gains) losses and prior service costs (credit) for the defined benefit other postretirement benefit plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit costs (credit) over the next year are less than $1 million and $3 million, respectively.

  The Medicare Modernization Act of 2003 created various subsidies for sponsors of retiree drug programs. Two common ways of providing subsidies were the Retiree Drug Subsidy ("RDS") and Medicare Part D Prescription Drug Plans ("PDP"). From 2006 through 2010, the Company applied for and received the RDS each year. The RDS program provides the subsidy through cash payments made by Medicare to the Company, resulting in smaller net claims paid by the Company. The resulting reduction in the accumulated postretirement benefit obligation was $0 and less than $1 million for the years ended December 31, 2010 and 2009, respectively.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

As of January 1, 2011, as a result of changes made under the Patient Protection and Affordable Care Act of 2010, the Company no longer applies for the RDS. Instead it has joined PDP and will indirectly receive Medicare subsidies in the form of smaller gross benefit payments for prescription drug coverage.

  The Company received subsidies of less than $1 million for each of the years ended December 31, 2011, 2010 and 2009.

  ASSUMPTIONS

  Assumptions used in determining benefit obligations were as follows:

                                                                OTHER
                                           PENSION         POSTRETIREMENT
                                           BENEFITS           BENEFITS
                                     -------------------- -----------------
                                                  DECEMBER 31,
                                     --------------------------------------
                                         2011        2010       2011   2010
                                     ------------- ------ ---------- ------
     Weighted average discount rate.     4.95%     5.80%    4.95%    5.80%
     Rate of compensation increase.. 4.50% - 5.00% 5.00%     N/A      N/A

  Assumptions used in determining net periodic benefit costs were as follows:

                                                                                 OTHER
                                                              PENSION       POSTRETIREMENT
                                                             BENEFITS          BENEFITS
                                                         ----------------- -----------------
                                                                    DECEMBER 31,
                                                         -----------------------------------
                                                         2011  2010  2009  2011  2010  2009
                                                         ----- ----- ----- ----- ----- -----
Weighted average discount rate.......................... 5.80% 6.25% 6.60% 5.80% 6.25% 6.60%
Weighted average expected rate of return on plan assets. 6.25% N/A   N/A   N/A   N/A   N/A
Rate of compensation increase........................... 5.00% 5.00% 5.00% N/A   N/A   N/A

  The weighted average discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due.

  The weighted average expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected rate of return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

  The weighted average expected rate of return on plan assets for use in that plan's valuation in 2012 is currently anticipated to be 6.25% for pension benefits.

  The assumed healthcare costs trend rates used in measuring the APBO and net periodic benefit costs were as follows:

                                                             DECEMBER 31,
                                -----------------------------------------------------------------------
                                               2011                                2010
                                ----------------------------------- -----------------------------------
                                7.3% in 2012, gradually decreasing  7.8% in 2011, gradually decreasing
Pre-and Post-Medicare eligible  each year until 2083 reaching the   each year until 2083 reaching the
  claims....................... ultimate rate of 4.3%.              ultimate rate of 4.4%.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  Assumed healthcare costs trend rates may have a significant effect on the amounts reported for healthcare plans. A 1% increase in the assumed healthcare costs trend rates would increase total service and interest costs components by less than $1 million and increase the accumulated postretirement benefit obligation by $1 million. A 1% decrease in the assumed healthcare costs trend rates would decrease total service and interest costs components by less than $1 million and decrease the accumulated postretirement benefit obligation by $1 million.

  PLAN ASSETS

  The pension plan assets are categorized into the three-level fair value hierarchy, as defined in Note 1, based upon the priority of the inputs to the respective valuation technique. The following summarizes the types of assets included within the three-level fair value hierarchy presented below.

  Level 1This category includes investments in fixed maturity securities and equity securities which have unadjusted quoted market prices in active markets for identical assets and liabilities.

  Level 2This category includes certain separate accounts that are primarily invested in liquid and readily marketable securities. The estimated fair value of such separate account is based upon reported NAV provided by fund managers and this value represents the amount at which transfers into and out of the respective separate account are effected. These separate accounts provide reasonable levels of price transparency and can be corroborated through observable market data.

         Certain separate accounts are invested in investment partnerships designated as hedge funds. The values for these separate accounts are determined monthly based on the NAV of the underlying hedge fund investment. Additionally, such hedge funds generally contain lock out or other waiting period provisions for redemption requests to be filled. While the reporting and redemption restrictions may limit the frequency of trading activity in separate accounts invested in hedge funds, the reported NAV, and thus the referenced value of the separate account, provides a reasonable level of price transparency that can be corroborated through observable market data.

         Directly held investments are primarily invested in U.S. and foreign government and corporate securities.

  Level 3This category includes separate accounts that are invested in fixed maturity securities that provide little or no price transparency due to the infrequency with which the underlying assets trade and generally require additional time to liquidate in an orderly manner. Accordingly, the values for separate accounts invested in these alternative asset classes are based on inputs that cannot be readily derived from or corroborated by observable market data.

  The Company has issued group annuity and life insurance contracts supporting the pension plan assets, which are invested primarily in separate accounts.

  The underlying assets of the separate accounts are principally comprised of cash and cash equivalents, short-term investments, fixed maturity and equity securities, mutual funds, real estate, private equity investments and hedge fund investments.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  The pension plan assets and liabilities measured at estimated fair value on a recurring basis were determined as described below. These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows:

                                                         DECEMBER 31, 2011
                                    -----------------------------------------------------------
                                     FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                    -------------------------------------------------
                                     QUOTED PRICES IN
                                    ACTIVE MARKETS FOR                   SIGNIFICANT    TOTAL
                                     IDENTICAL ASSETS  SIGNIFICANT OTHER UNOBSERVABLE ESTIMATED
                                     AND LIABILITIES   OBSERVABLE INPUTS    INPUTS      FAIR
                                        (LEVEL 1)          (LEVEL 2)      (LEVEL 3)     VALUE
                                    ------------------ ----------------- ------------ ---------
                                                           (IN MILLIONS)
ASSETS:
Fixed maturity securities:
 Corporate.........................        $ --            $      30        $    1    $     31
 Federal agencies..................          --                    7            --           7
 Foreign bonds.....................          --                    4            --           4
 Municipals........................          --                    3            --           3
 U.S. government bonds.............          30                    8            --          38
                                           ----            ---------        ------    --------
   Total fixed maturity securities.          30                   52             1          83
                                           ----            ---------        ------    --------
Equity securities:
 Common stock - domestic...........          19                   --            --          19
 Common stock - foreign............          --                   --            --          --
                                           ----            ---------        ------    --------
   Total equity securities.........          19                   --            --          19
                                           ----            ---------        ------    --------
Pass-through securities............          --                    7            --           7
Other receivables..................          --                    1            --           1
                                           ----            ---------        ------    --------
   Total assets....................        $ 49            $      60        $    1    $    110
                                           ====            =========        ======    ========

  A rollforward of all pension plan assets measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs was as follows:

                                                             FAIR VALUE MEASUREMENTS USING
                                                         SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL3)
                                                       ------------------------------------------
                                                               FIXED MATURITY SECURITIES:
                                                       ------------------------------------------
                                                                       CORPORATE
                                                                       SECURITIES
                                                       ------------------------------------------
                                                                     (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2011:
Balance, January 1,...................................       $                           --
Total realized/unrealized gains (losses) included in:.
 Earnings:
   Net investment income..............................                                   --
   Net investment gains (losses)......................                                   --
   Net derivative gains (losses)......................                                   --
 Other comprehensive income (loss)....................                                   --
Purchases.............................................                                   --
Sales                                                                                    --
Issuances.............................................                                   --
Settlements...........................................                                   --
Transfers into Level 3................................                                    1
Transfers out of Level 3..............................                                   --
                                                             ------------------------------
Balance, December 31,.................................       $                            1
                                                             ==============================

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  See Note 4 for further information about the valuation techniques and inputs by level of major assets of invested assets that affect the amounts reported above.

  The Company provides employees with benefits under various ERISA benefit plans. These include qualified pension plans, postretirement medical plans and certain retiree life insurance coverage. The assets of the Company's qualified pension plans are held in insurance group annuity contracts, and the vast majority of the assets of the postretirement medical plan and backing the retiree life coverage are held in insurance contracts. All of these contracts are issued by the Company and the assets under the contracts are held in insurance separate accounts that have been established by the Company. The insurance contract provider engages investment management firms ("Managers") to serve as sub-advisors for the separate accounts based on the specific investment needs and requests identified by the plan fiduciary. These Managers have portfolio management discretion over the purchasing and selling of securities and other investment assets pursuant to the respective investment management agreements and guidelines established for each insurance separate account. The assets of the qualified pension plans and postretirement medical plans (the "Invested Plans") are well diversified across multiple asset categories and across a number of different Managers, with the intent of minimizing risk concentrations within any given asset category or with any given Manager.

  The Invested Plans, other than those held in participant directed investment accounts, are managed in accordance with investment policies consistent with the longer-term nature of related benefit obligations and within prudent risk parameters. Specifically, investment policies are oriented toward
(i) maximizing the Invested Plan's funded status; (ii) minimizing the volatility of the Invested Plan's funded status; (iii) generating asset returns that exceed liability increases; and (iv) targeting rates of return in excess of a custom benchmark and industry standards over appropriate reference time periods. These goals are expected to be met through identifying appropriate and diversified asset classes and allocations, ensuring adequate liquidity to pay benefits and expenses when due and controlling the costs of administering and managing the Invested Plan's investments. Independent investment consultants are periodically used to evaluate the investment risk of Invested Plan's assets relative to liabilities, analyze the economic and portfolio impact of various asset allocations and management strategies and to recommend asset allocations.

  Derivative contracts may be used to reduce investment risk, to manage duration and to replicate the risk/return profile of an asset or asset class. Derivatives may not be used to leverage a portfolio in any manner, such as to magnify exposure to an asset, asset class, interest rates or any other financial variable. Derivatives are also prohibited for use in creating exposures to securities, currencies, indices or any other financial variable that are otherwise restricted.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  The table below summarizes the actual weighted average allocation of the fair value of total plan assets by asset class at December 31 for the years indicated and the approved target range allocation by major asset class as of December 31, 2011 for the Invested Plans:

                                                     DEFINED BENEFIT PLANS
                                                 -----------------------------
                                                  TARGET      ACTUAL ALLOCATION
                                                            -------------------
                                                     RANGE         2011
                                                 ---------- -------------------
                                                         (IN MILLIONS)
ASSET CLASS:
Fixed maturity securities:
  Corporate.....................................                        28%
  Federal agency................................                         7
  Foreign bonds.................................                         4
  Municipals....................................                         2
  U.S. government bonds.........................                        34
                                                                 ---------
   Total fixed maturity securities.............. 70% - 100%             75%
                                                                 ---------
Equity securities:
  Common stock - domestic.......................                        18%
  Common stock - foreign........................                        --
                                                                 ---------
   Total equity securities......................  0% - 30%              18%
                                                                 ---------
Alternative securities:
  Pass-through securities.......................                         6%
  Other receivables.............................                         1
                                                                 ---------
   Total alternative securities.................  0% - 5%                7%
                                                                 ---------
     Total assets...............................                       100%
                                                                 ---------

  EXPECTED FUTURE CONTRIBUTIONS AND BENEFIT PAYMENTS

  It is the Company's practice to make contributions to the qualified pension plan to comply with minimum funding requirements of ERISA. In accordance with such practice, no contributions were required for 2012. The Company expects to make discretionary contributions to the AERP qualified pension plan of $5 million in 2012. For information on employer contributions, see "--Obligations, Funded Status and Net Periodic Benefit Costs."

  Benefit payments due under the non-qualified pension plans are primarily funded from the Company's general assets as they become due under the provision of the plans, therefore benefit payments equal employer contributions. The Company expects to make contributions of $2 million to fund the benefit payments in 2012.

  Postretirement benefits are either: (i) not vested under law; (ii) a non-funded obligation of the Company; or (iii) both. Current regulations do not require funding for these benefits. The Company uses its general assets, net of participant's contributions, to pay postretirement medical claims as they come due in lieu of utilizing any plan assets. The Company expects to make contributions of $2 million towards benefit obligations in 2012 to pay postretirement medical claims.

  As noted previously, the Company no longer expects to receive the RDS under the Medicare Modernization Act of 2003 to partially offset payment of such benefits. Instead, the gross benefit payments that will be made under the PDP will already reflect subsidies.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  Gross benefit payments for the next 10 years, which reflect expected future service where appropriate, are expected to be as follows:

                                                                     OTHER
                                                        PENSION  POSTRETIREMENT
                                                        BENEFITS    BENEFITS
                                                        -------- --------------
                                                             (IN MILLIONS)
2012...................................................   $  6        $  2
2013...................................................   $  7        $  2
2014...................................................   $  7        $  2
2015...................................................   $  8        $  2
2016...................................................   $  9        $  2
2017-2021..............................................   $ 50        $ 13

  ADDITIONAL INFORMATION

  As previously discussed, most of the assets of the pension plans are held in group annuity and life insurance contracts issued by the Company. Total revenues from these contracts recognized in the consolidated statements of income were less than $1 million for the year ended December 31, 2011 and included policy charges and net investment income from investments backing the contracts and administrative fees. Total investment income (loss), including realized and unrealized gains (losses), credited to the account balances was $3 million for the year ended December 31, 2011. At December 31, 2011, the Company transitioned its accounting for the AERP from a multiemployer to a single employer plan. See also "--- Pension and Other Postretirement Benefit Plans.The terms of these contracts are consistent in all material respects with those the Company offers to unaffiliated parties that are similarly situated.

  SAVINGS AND INVESTMENT PLANS

  The Company sponsors savings and investment plans for substantially all Company employees under which a portion of employee contributions are matched. The Company contributed less than $1 million for each of the years ended December 31, 2011, 2010 and 2009.

12.  EQUITY

  STATUTORY EQUITY AND INCOME

  Each insurance company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. NELICO exceeded the minimum RBC requirements for all periods presented herein.

  The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by state insurance departments may impact the effect of Statutory Codification on the statutory capital and surplus of NELICO.

  Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting of reinsurance agreements and valuing securities on a different basis.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years.

  Statutory net income of NELICO, a Massachusetts domiciled insurer, was $63 million (unaudited), $33 million and $111 million for the years ended December 31, 2011, 2010 and 2009, respectively. Statutory capital and surplus as filed with the Commonwealth of Massachusetts Division of Insurance, was $529 million (unaudited) and $592 million at December 31, 2011 and 2010, respectively.

DIVIDEND RESTRICTIONS

  Under Massachusetts State Insurance Law, NELICO is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to MLIC as long as the amount of such dividends, when aggregated with all other dividends in the preceding 12 months, does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or
(ii) its statutory net gain from operations for the immediately preceding calendar year. NELICO will be permitted to pay a dividend to MLIC in excess of the greater of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Massachusetts Commissioner of Insurance (the "Commissioner") and the Commissioner does not disapprove the payment within 30 days of its filing. Under Massachusetts State Insurance Law, the Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its shareholders. In addition, any dividend that exceeds statutory unassigned funds surplus as of the last filed annual statutory statement requires insurance regulatory approval. During the years ended December 31, 2011, 2010 and 2009, NELICO paid a dividend of $107 million,
$84 million and $19 million, respectively. The maximum amount of dividends which NELICO may pay to MLIC in 2012 without prior regulatory approval is $46 million.

OTHER COMPREHENSIVE INCOME (LOSS)

  The following table sets forth the balance and changes in accumulated other comprehensive income (loss) including reclassification adjustments required for the years ended December 31, 2011, 2010 and 2009 in other comprehensive income
(loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                                                      YEARS ENDED DECEMBER 31,
                                                                                    -------------------------
                                                                                      2011     2010     2009
                                                                                    ------   ------   ------
                                                                                       (IN MILLIONS)
Holding gains (losses) on investments arising during the year...................... $  63    $  42    $ 104
Income tax effect of holding gains (losses)........................................   (23)     (14)     (38)
Reclassification adjustments for recognized holding (gains) losses included in
  current year income..............................................................    (5)      (5)      (3)
Income tax effect of reclassification adjustments..................................     2        2        1
Allocation of holding (gains) losses on investments relating to other policyholder
  amounts..........................................................................     1        5       (7)
Income tax effect of allocation of holding (gains) losses to other policyholder
  amounts..........................................................................    --       (2)       3
                                                                                    -----    -----    -----
Net unrealized investment gains (losses), net of income tax........................    38       28       60
Defined benefit plans adjustment, net of income tax................................   (16)      (3)      (4)
                                                                                    -----    -----    -----
Other comprehensive income (loss).................................................. $  22    $  25    $  56
                                                                                    =====    =====    =====

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

13.  OTHER EXPENSES

  Information on other expenses was as follows:

                                                          YEARS ENDED DECEMBER 31,
                                                        -------------------------
                                                           2011     2010     2009
                                                        -------  -------  -------
                                                             (IN MILLIONS)
Compensation...........................................  $  19    $  30    $  41
Pension, postretirement & postemployment benefit costs.     28       28       32
Commissions............................................    105       78      104
Volume-related costs...................................     25       22       32
Capitalization of DAC..................................    (32)     (30)     (90)
Amortization of DAC....................................    233      140      111
Premium taxes, licenses & fees.........................     10       11       14
Professional services..................................      4        4       23
Other..................................................     53       77      109
                                                         -----    -----    -----
 Total other expenses..................................  $ 445    $ 360    $ 376
                                                         =====    =====    =====

  CAPITALIZATION AND AMORTIZATION OF DAC

  See Note 5 for a rollforward of DAC including impacts of capitalization and amortization.

  AFFILIATED EXPENSES

  See Notes 7 and 14 for a discussion of affiliated expenses included in the table above.

14. RELATED PARTY TRANSACTIONS

  SERVICE AGREEMENTS

  The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include management, policy administrative functions, personnel, investment advice and distribution services. For certain agreements, charges are based on various performance measures or activity-based costing. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $64 million, $72 million and $83 million for the years ended December 31, 2011, 2010 and 2009, respectively. The Company also entered into agreements to sell insurance products on behalf of certain affiliates. The Company received fees for this service of $189 million, $180 million and $152 million, included in other expenses, for the years ended December 31, 2011, 2010 and 2009, respectively. The aforementioned expenses and fees incurred with affiliates were comprised of the following:

                                                        YEARS ENDED DECEMBER 31,
                                                        ----------------------
                                                           2011     2010    2009
                                                        -------  ------- -------
                                                             (IN MILLIONS)
Compensation........................................... $   11   $   12  $   12
Pension, postretirement & postemployment benefit costs.     13       12      16
Commissions............................................     --       --      20
Volume-related costs...................................   (168)    (156)   (146)
Other..................................................     19       24      29
                                                        ------   ------  ------
 Total other expenses.................................. $ (125)  $ (108) $  (69)
                                                        ======   ======  ======

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  Revenues received from affiliates were recorded as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                        -----------------------
                                                           2011     2010    2009
                                                        -------  ------- -------
                                                             (IN MILLIONS)
Universal life and investment-type product policy fees.  $ 25     $ 25    $ 18
Other revenues.........................................  $ 11     $ 10    $  7

  The Company had net receivables from affiliates of $6 million at December 31, 2011, related to the items discussed above. The Company had net payables to affiliates of less than $1 million at December 31, 2010, related to the items discussed above. These amounts exclude affiliated reinsurance balances discussed in Note 7. See Note 2 and Note 8 for additional related party transactions.

15. SUBSEQUENT EVENT

  The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2011 consolidated financial statements.

                                     Part II

                           UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

     Section 9 of NELICO's By-Laws provides that NELICO shall, to the extent legally permissible, indemnify its directors and officers against liabilities and expenses relating to lawsuits and proceedings based on such persons' roles as directors or officers. However, Section 9 further provides that no such indemnification shall be made with respect to any matter as to which a director or officer is adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the corporation. Section 9 also provides that in the event a matter is disposed of by a settlement payment by a director or officer, indemnification will be provided only if the settlement is approved as in the best interest of the corporation by (a) a disinterested majority of the directors then in office, (b) a majority of the disinterested directors then in office, or (c) the holders of a majority of outstanding voting stock (exclusive of any stock owned by any interested director or officer).

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of NELICO pursuant to the foregoing provisions, or otherwise, NELICO has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and will be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by NELICO of expenses incurred or paid by a director, officer, or controlling person of NELICO in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, NELICO will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                 REPRESENTATIONS

     New England Life Insurance Company hereby represents that the fees and charges deducted under the flexible premium adjustable variable life insurance policies described in this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by New England Life Insurance Company.

                       CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement comprises the following papers and documents:

     The facing sheet.

     A reconciliation and tie-in of the information shown in the prospectus with the items of Form N-8B-2.

     The prospectuses and supplement consisting of 2,570 pages.


     The undertaking to file reports.

     The undertaking pursuant to Rule 484(b) under the Securities Act of 1933.

     Representations.

     The signatures.

     Written consents of the following persons:


          Marie C. Swift, Esq. (see Exhibit 3(ii) below)
          James J. Reilly, Jr., F.S.A., M.A.A.A. (see Exhibit 3(i) below) Independent Registered Public Accounting Firm (see Exhibit 11 below)


     The following exhibits:

          1.A.(1)            January 31, 1983 resolution of the
                             Board of Directors of NEVLICO 4

              (2)            None

              (3)  (a)       Distribution Agreement between
                             NEVLICO and NELESCO 5

                   (b)(i)    Form of Contract between NELICO and
                             its General Agents 4

                      (ii)   Form of contract between NELICO and
                             its Agents 5

                   (c)       Commission Schedule for Policies 13

                   (d)       Form of contract among NES, NELICO
                             and other broker dealers 3

              (4)            None

             (5)  (a)       Specimen of Policy 6

                  (b)       Additional Specimen of Policy 13

                  (c)       Riders and Endorsements 6

                  (d)       Rider: Waiver of Monthly Deduction 7

                  (e)       Temporary Term Rider 8

                  (f)       Exclusion from Benefits Riders 11

                  (g)       Endorsement- Unisex rates 4

                  (h)       Extended Maturity Rider 12

                  (i) Additional Extended Maturity Endorsement, Level Term Rider and Change Endorsement 13

             (6)  (a)       Amended and restated Articles of
                            Organization of NELICO 2

                  (b)       Amendments to Amended and restated
                            Articles of Organization 9

                  (c)       Amended and restated By-Laws of NELICO 16

             (7)            None

             (8)            None

             (9)            None

             (10) (a)       Specimens of Application for Policy 6

                  (b)       Additional Application for Policy 8

         2.  See Exhibit 3(i)

         3.  (i)            Opinion and Consent of James J. Reilly,
                            Jr., F.S.A., M.A.A.A. 19

             (ii)           Opinion and Consent of Marie C. Swift,
                            Esquire 20

         4.                 None

         5.                 Inapplicable

         6.                 Inapplicable


         7.  (i)            Powers of Attorney 27



             (ii)           Power of Attorney for Anne Belden 29





         8.  Notice of Withdrawal Right for Policies 1

         9.  Inapplicable

         10. Inapplicable

         11. Consent of Independent Registered Public Accounting Firm (Filed herewith)

         12. Schedule for computation of performance quotations 5

         13. (i) Consolidated memorandum describing certain procedures, filed pursuant to Rule
                            6e-2(b)(12)(ii)and Rule
                            6e-3(T)(b)(12)(iii) 22

             (ii)           Second Addendum to Consolidated Memorandum
                            10

         14. (i) Participation Agreement among Variable Insurance Products Fund, Fidelity
                            Distributors Corporation and New England
                            Variable Life Insurance Company 5

             (ii) Amendment No. 1 to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and New England Variable Life Insurance Company 1

             (iii) Participation Agreement among Variable Insurance Products Fund II, Fidelity
                            Distributors Corporation and New England
                            Variable Life Insurance Company 1

             (iv) Participation Agreement among Metropolitan Series Fund, Inc., Metropolitan Life
                            Insurance Company and New England Life
                            Insurance Company 14

             (v) Amendment No. 2 to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and New England Life Insurance Company 15

             (vi) Amendment No. 1 to Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and New England Life Insurance Company 15

             (vii)          Participation Agreement among Met
                            Investors Series Trust, Met Investors
                            Advisory Corp., Met Investors Distributors
                            Inc. and New England Life Insurance
                            Company 18

             (viii) Participation Agreement among American Funds Insurance Series, Capital Research and Management Company and New England Life Insurance Company 17

             (ix) Participation Agreement among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, MetLife Investors Distribution Company and New England Life Insurance Company
                            (8/31/07) 24

             (x)            Net Worth Maintenance Agreement 21


             (xi) First Amendment to the Participation Agreement with Met Investors Series Trust 26



             (xii) Amendment to Participation Agreement between American Funds Insurance Series, Capital Research and Management Company and New England Life Insurance Co. dated April 30, 2010. 28



             (xiii) Summary Prospectus Agreement between Fidelity Distributors Corporation and New England Life Insurance Co. dated April 30, 2010. 28



             (ixv) Amendments to the Participation Agreements with Met Investors Series Trust and Metropolitan Series Fund, Inc. (4-30-2010) 30


1 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed June 22, 1995.

2 Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed February 13, 1997.

3 Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed July 16, 1997.

4 Incorporated herein by reference to Post-Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 033-66864, filed February 25, 1998.

5 Incorporated herein by reference to Post-Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 033-52050, filed April 24, 1998.

6 Incorporated herein by reference to Post-Effective Amendment No. 3 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed April 24, 1998.

7 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-46401, filed July 9, 1998.

8 Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable

     Account's Form S-6 Registration Statement, File No. 033-88082, filed January 20, 1999.

9 Incorporated herein by reference to the Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 033-65263, filed February 24, 1999.

10 Incorporated herein by reference to the Post-Effective Amendment No.10 to the Variable Account's Form S-6 Registration Statement, File No. 033-52050, filed April 26, 1999.

11 Incorporated herein by reference to the Post-Effective Amendment No. 6 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed April 27, 1999.

12 Incorporated herein by reference to the Post-Effective Amendment No. 7 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed February 29, 2000.

13 Incorporated herein by reference to the Post-Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed August 18, 2000.

14 Incorporated herein by reference to the Post-Effective Amendment No. 11 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed November 9, 2000.

15 Incorporated herein by reference to the Post-Effective Amendment No. 2 to the Variable Account's Form S-6 Registration Statement, File No. 333-89409, filed February 26, 2001.

16 Incorporated herein by reference to the Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed April 25, 2001.

17 Incorporated herein by reference to the Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 333-89409, filed July 20, 2001.

18 Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 333-73676, filed November 19, 2001.

19 Incorporated herein by reference to Post-Effective Amendment No. 13 to the Variable Account's Form S-6 Registration Statement, File No. 33-88082, filed April 29, 2002

20 Incorporated herein by reference to the Post-Effective Amendment No. 16 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed April 30, 2004.

21 Incorporated herein by reference to the Post-Effective Amendment No. 11 to the Registration Statement on Form N-6, File No. 333-46401, filed April 25, 2006.

22 Incorporated herein by reference to the Post-Effective Amendment No. 13 to the Registration Statement on Form N-6, File No. 333-73676, filed April 19, 2007.

23 Incorporated herein by reference to the Post-Effective Amendment No. 19 to the Registration Statement on Form S-6, File No. 333-88082, filed April 20, 2007.

24 Incorporated herein by reference to the Post-Effective Amendment No. 14 to the Registration Statement on Form N-6, File No. 333-73676, filed April 22, 2008.

25 Incorporated herein by reference to Post-Effective Amendment No. 20 to the Registrant's Registration Statement on Form S-6, File No. 033-88082, filed April 23, 2008.

26 Incorporated herein by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-6, File No. 333-46401, filed April 23, 2009.


27 Incorporated herein by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form S-6, File No. 033-88082, filed April 26, 2010.



28 Incorporated herein by reference to Post-Effective Amendment No. 16 to the Variable Account's Registration Statement on Form N-6, File No. 333-46401, filed April 22, 2011.



29 Incorporated herein by reference to Post-Effective Amendment No. 23 to the Variable Account's Registration Statement on Form S-6, File No. 033-88082, filed April 25, 2011.



30 Incorporated herein by reference to Post-Effective Amendment No. 12 to the Variable Account's Registration Statement on Form N-6, File No. 333-103193, filed April 25, 2012.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933, the registrant, New England Variable Life Separate Account, certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the city of Boston, and the Commonwealth of Massachusetts, on the 25th day of April, 2012.



                                      New England Variable Life Separate Account
                                         (Registrant)

                                      By: New England Life Insurance Company
                                             (Depositor)


                                      By: /s/ Marie C. Swift
                                          --------------------------------------
                                          Marie C. Swift, Esq.
                                          Vice President and Counsel

Attest:


/s/ John E. Connolly, Jr.
------------------------------------
    John E. Connolly, Jr.
          Counsel

     Pursuant to the requirements of the Securities Act of 1933, New England Life Insurance Company certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the city of Boston, and the Commonwealth of Massachusetts, on the 25th day of April, 2012.



                                      New England Life Insurance Company

(Seal)


Attest: /s/ John E. Connolly, Jr.     By: /s/ Marie C. Swift
        ----------------------------      --------------------------------------
        John E. Connolly, Jr.             Marie C. Swift, Esq.
        Counsel                           Vice President and Counsel



     Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons, in the capacities indicated, on April 25, 2012.



                  *                       Chairman, President and Chief
------------------------------------      Executive Officer
Michael K. Farrell

                  *
------------------------------------
Todd B. Katz                              Director

                  *
------------------------------------
Gene L. Lunman                            Director




                  *                       Director, Executive Vice President and
------------------------------------      Chief Accounting Officer
Peter M. Carlson



                  *
------------------------------------
Catherine M. Richmond                     Director


                  *                       Vice President (Principal Financial
------------------------------------      Officer)
Anne M. Belden


                                      By: /s/ John E. Connolly, Jr.
                                          --------------------------------------
                                          John E. Connolly, Jr., Esq.
                                          Attorney-in-fact



* Executed by John E. Connolly, Jr., Esquire on behalf of those indicated pursuant to powers of attorney filed with Post-Effective Amendment No. 23, filed April 25, 2011 and Post-Effective Amendment No. 22 filed April 26, 2010 to the Variable Account's Registration Statement on Form S-6, File No. 033-88082.

                                  EXHIBIT LIST



                                                                                 Sequentially
Exhibit Number                              Title                               Numbered Page*
--------------   ------------------------------------------------------------   --------------
     11.         Consent of the Independent Registered Public Accounting Firm